ANNUAL
REPORT


DECEMBER 31, 1998


TEMPLETON
VARIABLE PRODUCTS
SERIES FUND


[FRANKLIN TEMPLETON LOGO]

PAGE


A WORD ABOUT RISK


All of the portfolios are subject to certain risks, which will cause investment return and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in a company, have historically outperformed other asset classes over the long term but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political, or social instability. These, and other risks pertaining to specific portfolios, such as specialized industry or geographic sectors or use of complex securities, are discussed in the prospectus. Your investment representative can help you determine which portfolios may be right for you.

PAGE

TABLE OF CONTENTS


TEMPLETON VARIABLE PRODUCTS SERIES FUND
ANNUAL REPORT


Letter to Contract Owners .......................................              2

Class 1 Portfolio Reports

   Franklin Small Cap Investments Fund ..........................           FS-1

   Mutual Shares Investments Fund ...............................           MS-1

   Templeton Asset Allocation Fund ..............................           TA-1

   Templeton Bond Fund ..........................................           TB-1

   Templeton Developing Markets Fund ............................           TD-1

   Templeton International Fund .................................           TI-1

   Templeton Stock Fund .........................................           TS-1

TEMPLETON VARIABLE PRODUCTS SERIES FUND
PROSPECTUS SUPPLEMENT ...........................................           PS-1


PLEASE NOTE:

Templeton Variable Products Series Fund ("the Trust") currently consists of eight separate investment portfolios, all of which offer Class 1 and Class 2 shares. Only the portfolios and class listed in the above Table of Contents are currently available under your insurance contract. Please consult prospectuses for your insurance contract and the Trust for further information. Please retain this document, including the enclosed prospectus supplement on page PS-1, with your current prospectus for reference.


TFAC1 A98 2/99 TAG

PAGE


LETTER TO CONTRACT OWNERS



Dear Contract Owner:

We are pleased to bring you the annual report of Templeton Variable Products Series Fund for the 12 months ended December 31, 1998.

During the year under review, stock markets around the world gave new meaning to the word "volatility." Some European and U.S. equity markets reached all-time highs during the first part of the period, but by late summer, they suffered major declines due largely to Asia's financial turmoil and Russia's economic meltdown. However, they generally rallied in October and November, finishing the year with significant gains. Conversely, many Latin American markets experienced substantial losses in 1998, while Asian markets posted mixed results.

In the U.S., large-capitalization companies led the market, with the Dow Jones(R) Industrial Average rising 18.1% and the Standard & Poor's(R) 500 Stock Index posting a return of 28.6% for the reporting period. However, many small-cap stocks did not fare as well, and the Russell 2000(R) Index declined 2.6%.*

Most European equity markets appreciated substantially in 1998 in an environment of falling interest rates, benign inflation, government tax incentives, and increased management focus on shareholder value. Italian, Spanish, and French markets, all of which increased more than 40%, were among the region's leaders.*

On the other hand, non-performing loans and slowing economies contributed to falling share prices in some Asian developing nations such as Indonesia, which declined 30.6% over the one-year period. Latin American stock markets also dropped sharply in the wake of falling commodity prices, ripple effects of Asia's



*Sources: Standard & Poor's Micropal and Bloomberg, Indices are unmanaged. Price appreciation or depreciation is measured in U.S. dollars and includes reinvested dividends or interest. One cannot invest directly in an index. Dow Jones Industrial Average's total return is calculated by Wilshire Associates Inc.


2

PAGE


financial crises, and investor concerns about the devaluation of the Brazilian real. Measured in U.S. dollars, Mexico's Bolsa Index plunged 37.4% and Brazil's Bovespa Index dropped 38.2%.*

Many bond markets were also subject to volatility throughout 1998, but strengthened for the year as a whole. Benefiting from slowing economic growth and benign inflation, U.S. bond prices rose in 1998, and European debt securities performed well, as government efforts to meet European Monetary Union membership standards helped lead to lower interest rates. However, fixed-income markets in developing countries experienced severe declines due to factors such as Asia's economic malaise. The Salomon Brothers World Government Bond Index, representative of developing-market countries' government bonds, produced a 15.3% total return, while the J.P. Morgan Emerging Markets Bond Index Plus, which tracks the performance of bond markets in developing markets, fell 14.4%.*

It is important to remember, of course, that all securities markets move up or down, and bad years can be mixed with good years. Since no one can predict exactly how financial markets will perform, we urge you to exercise patience and focus not on short-term market movements, but on your long-term investment goals.

We appreciate your participation in the Templeton Variable Products Series Fund and look forward to serving your investment needs in the years to come.

Sincerely,


/S/ Charles E. Johnson
Charles E. Johnson
President
Templeton Variable Products Series Fund


*Sources: Standard & Poor's Micropal and Bloomberg, Indices are unmanaged. Price appreciation or depreciation is measured in U.S. dollars and includes reinvested dividends or interest. One cannot invest directly in an index. Dow Jones Industrial Average's total return is calculated by Wilshire Associates Inc.


                                                                               3

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                                             FRANKLIN SMALL CAP INVESTMENTS FUND


Investment Goal: Franklin Small Cap Investments Fund seeks long-term capital growth. It tries to achieve this goal by investing in equity securities of small-capitalization companies - those with a market capitalization of less than $1.5 billion at the time of investment.

This annual report covers the period from May 1, 1998 (the fund's inception) through December 31, 1998. During the reporting period, investors concerned about a global economic slowdown seemed to view liquid, large-cap shares as a relatively safe haven, and small-cap stocks underperformed their larger counterparts. The Russell 2000(R) Index, which measures the performance of small-cap stocks, dropped 11.9%, while the Dow Jones(R) Industrial Average, which is representative of large, blue chip equities, rose 2.6%.*

Our investment style of buying growth stocks at a reasonable price led us to invest in many companies that have strong long-term potential but did not fare well in the face of a potential economic slowdown. For example, our shares of Atwood Oceanics Inc., an operator of deep-water drilling rigs, fell 68.9% during the reporting period. However, not all the news was bad. Our holdings of Pharmaceutical Product Development Inc., and Serologicals Corp. appreciated in value, as many investors favored industries that were relatively immune to cyclical influences and had low exposure to international markets. The stock prices of some of our technology holdings, including VERITAS Software Corp. and Gemstar International Group Ltd., also rose as both companies' earnings exceeded many analysts' expectations.

Believing that use of the Internet and corporate intranets could lead to substantial growth for technology companies into the next century, we initiated a position in Etec Systems Inc., a developer of electron and laser beam systems used to manufacture integrated circuits. We also purchased shares of 24/7 Media Inc. and Entrust Technologies, both of which help companies set up Internet commerce systems.

PORTFOLIO BREAKDOWN
FRANKLIN SMALL CAP INVESTMENTS FUND
BASED ON TOTAL NET ASSETS
12/31/98


[This chart shows in pie format the portfolio breakdown of Franklin Small Cap Investments Fund's securities on December 31, 1998, based on total net assets.]

[Pie Chart]

Stocks                                                                     67.9%
Short-Term Investments & Other Net Assets                                  32.1%


*Source: Standard & Poor's Micropal. Dow Jones Industrial Average's total return is calculated by Wilshire Associates Inc. Price appreciation or depreciation includes reinvested dividends. One cannot invest directly in an index.


                                                                            FS-1

PAGE


TOP 10 HOLDINGS
FRANKLIN SMALL CAP
INVESTMENTS FUND
12/31/98


[The following table shows the top 10 investment holdings of Franklin Small Cap Investments Fund's securities on December 31, 1998, based on total net assets.]

COMPANY,                                                              % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------                                                              ----------
Sapient Corp.
Data Processing
and Reproduction                                                         1.7%

HNC Software Inc.
Data Processing
and Reproduction                                                         1.7%

Tommy Hilfiger Corp.
Textiles and Apparel                                                     1.6%

Documentum Inc.
Data Processing
and Reproduction                                                         1.4%

Affiliated Computer
Services Inc., A
Business and Public Services                                             1.4%

Synopsys Inc.
Energy Sources                                                           1.3%

Millicom International
Cellular, SA
Telecommunications                                                       1.3%

Uniphase Corp.
Industrial Components                                                    1.3%

Varco International Inc.
Energy Sources                                                           1.2%

I2 Technologies Inc.
Data Processing and
Reproduction                                                             1.1%

For a complete list of portfolio holdings, please see the fund's Statement of Investments.


Looking forward, we are optimistic about the prospects for small-cap stocks. Although shares of small-cap companies have been out of favor for the past few years, they may outperform large-cap stocks in the future. Following the U.S. bear markets of 1974 and 1990, small-cap stocks performed better than large caps for a time. In our opinion, the same could be true again when economies worldwide have stabilized.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

Of course, there are risks involved in investing in a fund seeking long-term growth from small or relatively new or unseasoned companies. These risks, which include relatively small revenues, limited product lines and small market share, are further discussed in the fund's prospectus.

We thank you for participating in Franklin Small Cap Investments Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,



/s/ Edward B. Jamieson
Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Investments Fund


IMPORTANT NOTE:

The Board of Trustees recently approved the Portfolio Manager's recommendation to revise the definition of small cap companies to include companies with market capitalizations of $1.5 billion or less, in response to changes in the small cap market indices. In addition, the Fund has the flexibility to invest in companies of any size under $1.5 billion, and need not seek to have one-third of its assets invested in companies with market capitalizations under $550 million.


FS-2

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TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND
Financial Highlights

                                                                     CLASS 1
                                                                ------------------
                                                                   PERIOD ENDED
                                                                DECEMBER 31, 1998+
                                                                ------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period........................          $10.00
                                                                     -------
Income from investment operations:
 Net investment income......................................             .11
 Net realized and unrealized losses.........................            (.88)
                                                                ------------------
Total from investment operations............................            (.77)
                                                                ------------------
Net asset value, end of period..............................           $9.23
                                                                ------------------
                                                                ------------------
Total Return*...............................................         (7.70)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................            $231
Ratios to average net assets:
 Expenses...................................................           1.00%**
 Expenses, excluding waiver and payments by affiliate.......           1.75%**
 Net investment income......................................           1.97%**
Portfolio turnover rate.....................................          36.43%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
+FOR THE PERIOD MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998. FS- 4

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND
Financial Highlights (continued)

                                                                     CLASS 2
                                                                ------------------
                                                                   PERIOD ENDED
                                                                DECEMBER 31, 1998+
                                                                ------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period........................           $8.55
                                                                      ------
Income from investment operations:
 Net investment income......................................             .02
 Net realized and unrealized gains..........................             .66
                                                                ------------------
Total from investment operations............................             .68
                                                                ------------------
Net asset value, end of period..............................           $9.23
                                                                ------------------
                                                                ------------------
Total Return*...............................................           7.95%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................          $6,211
Ratios to average net assets:
 Expenses...................................................           1.25%**
 Expenses, excluding waiver and payments by affiliate.......           2.00%**
 Net investment income......................................           1.73%**
Portfolio turnover rate.....................................          36.43%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
+FOR THE PERIOD JULY 30, 1998 (COMMENCEMENT OF SALES) TO DECEMBER 31, 1998.
                       See Notes to Financial Statements.
                                                                           FS- 5

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                                                 COUNTRY          SHARES            VALUE
                                                                 ----------------------------------------
COMMON STOCKS 67.9%
APPLIANCES & HOUSEHOLD DURABLES .1%
Ethan Allen Interiors Inc. .................................  United States            100        $    4,100
                                                                                                  ----------
BANKING 2.1%
Bank United Corp., A........................................  United States            800            31,400
Espirito Santo Financial Group SA, ADR......................    Luxembourg             500             9,781
*Golden State Bancorp Inc. .................................  United States          2,700            44,888
*Hambrecht & Quist Group....................................  United States            200             4,538
*Silicon Valley Bancshares..................................  United States          1,500            25,547
Westamerica Bancorporation..................................  United States            600            22,050
                                                                                                  ----------
                                                                                                     138,204
                                                                                                  ----------
BEVERAGES & TOBACCO .9%
*Foodmaker Inc. ............................................  United States          2,600            57,363
                                                                                                  ----------
BROADCASTING & PUBLISHING .8%
*24/7 Media Inc. ...........................................  United States            600            16,800
*Doubleclick Inc. ..........................................  United States            400            18,225
*Lamar Advertising Co., A...................................  United States            400            14,900
                                                                                                  ----------
                                                                                                      49,925
                                                                                                  ----------
BUSINESS & PUBLIC SERVICES 6.1%
*Affiliated Computer Services Inc., A.......................  United States          2,000            90,000
*Brightpoint Inc. ..........................................  United States          2,100            28,875
*Catalytica Inc. ...........................................  United States          2,000            36,000
*International Network Services.............................  United States            800            53,200
*Jones Intercable Inc., A...................................  United States            500            17,813
Norrell Corp. ..............................................  United States            100             1,475
*Pharmaceutical Product Development Inc. ...................  United States          1,700            51,106
*RemedyTemp Inc., A.........................................  United States            300             4,538
*Renal Care Group Inc. .....................................  United States          1,800            51,863
*Sylvan Learning Systems Inc. ..............................  United States          2,000            61,000
                                                                                                  ----------
                                                                                                     395,870
                                                                                                  ----------
CHEMICALS .3%
*U.S. Liquids Inc. .........................................  United States          1,000            22,500
                                                                                                  ----------
DATA PROCESSING & REPRODUCTION 13.5%
*Activision Inc. ...........................................  United States            300             3,338
*Advanced Energy Industries Inc. ...........................  United States            100             2,500
*AnswerThink Consulting Group Inc. .........................  United States          2,000            53,750
*Applied Graphics Technologies Inc. ........................  United States            400             6,600
*BEA Systems Inc. ..........................................  United States          1,500            18,375
*Cambridge Technology Partners Inc. ........................  United States          2,500            55,313
*Documentum Inc. ...........................................  United States          1,700            90,844
*Entrust Technologies.......................................  United States          1,500            35,813
*Harbinger Corp. ...........................................  United States            350             2,800
*HNC Software Inc. .........................................  United States          2,700           109,168
*I2 Technologies Inc. ......................................  United States          2,400            72,900
*Information Advantage Inc. ................................  United States          2,000            15,125
*Intuit Inc. ...............................................  United States            800            58,000
*Jabil Circuit Inc. ........................................  United States            500            37,313
*Komag Inc. ................................................  United States            300             3,113
*Micromuse Inc. ............................................  United States          2,340            45,630
*NOVA Corp. ................................................  United States            700            24,281
*Sapient Corp. .............................................  United States          2,000           112,000
*VERITAS Software Corp. ....................................  United States            400            23,975
*Visio Corp. ...............................................  United States            500            18,281
*Whittman-Hart Inc. ........................................  United States          1,200            33,150
*Wind River Systems.........................................  United States            700            32,900
*Xoom Inc. .................................................  United States            400            13,200
                                                                                                  ----------
                                                                                                     868,369
                                                                                                  ----------

FS- 6

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                 COUNTRY          SHARES            VALUE
                                                                 ----------------------------------------
COMMON STOCKS (CONT.)
ELECTRICAL & ELECTRONICS 5.8%
*Dupont Photomasks Inc. ....................................  United States            100        $    4,244
EG&G Inc. ..................................................  United States          1,000            27,813
*Etec Systems Inc. .........................................  United States          1,400            56,000
*Integrated Systems Inc. ...................................  United States          1,000            14,938
*Level One Communications Inc. .............................  United States          1,400            49,700
*Novellus Systems Inc. .....................................  United States            800            39,600
*Photronics Inc. ...........................................  United States            200             4,794
*PMC-Sierra Inc. ...........................................  United States          1,000            63,125
*Sanmina Corp. .............................................  United States            700            43,750
*Vantive Corp. .............................................  United States            100               800
*Xylan Corp. ...............................................  United States          3,900            68,494
                                                                                                  ----------
                                                                                                     373,258
                                                                                                  ----------
ELECTRONIC COMPONENTS & INSTRUMENTS .2%
Optical Coating Laboratory Inc. ............................  United States            200             5,200
*SIPEX Corp. ...............................................  United States            200             7,025
                                                                                                  ----------
                                                                                                      12,225
                                                                                                  ----------
ENERGY SOURCES 7.6%
*Atwood Oceanics Inc. ......................................  United States          3,000            51,000
*Barrett Resources Corp. ...................................  United States          2,600            62,400
Expeditors International of Washington Inc. ................  United States          1,600            67,200
*Marine Drilling Cos. Inc. .................................  United States          3,000            23,063
*Newfield Exploration Co. ..................................  United States          3,200            66,800
Range Resources Corp. ......................................  United States            100               344
Snyder Oil Corp. ...........................................  United States          1,700            22,631
*Synopsys Inc. .............................................  United States          1,600            86,800
*Tom Brown Inc. ............................................  United States          2,600            26,081
*Tuboscope Inc. ............................................  United States            700             5,688
*Varco International Inc. ..................................  United States         10,000            77,500
                                                                                                  ----------
                                                                                                     489,507
                                                                                                  ----------
FINANCIAL SERVICES 2.3%
Allied Capital Corp. .......................................  United States            300             5,194
*E*Trade Group Inc. ........................................  United States          1,000            46,781
Freedom Securities Corp. ...................................  United States            100             1,513
Heller Financial Inc. ......................................  United States          1,100            32,313
*Security Dynamics Technologies Inc. .......................  United States          2,600            59,800
                                                                                                  ----------
                                                                                                     145,601
                                                                                                  ----------
HEALTH & PERSONAL CARE 4.5%
*Coherent Inc. .............................................  United States          1,000            12,438
*HealthCare Financial Partners Inc. ........................  United States            600            23,925
*Incyte Pharmaceuticals Inc. ...............................  United States            200             7,475
*Inhale Therapeutic Systems Inc. ...........................  United States          1,600            52,800
Mentor Corp. ...............................................  United States          1,000            23,438
*New American Healthcare Corporation........................  United States            100             1,119
*PAREXEL International Corp. ...............................  United States          2,100            52,500
*Pediatrix Medical Group Inc. ..............................  United States          1,000            59,938
*Serologicals Corp. ........................................  United States          1,800            54,000
                                                                                                  ----------
                                                                                                     287,633
                                                                                                  ----------
INDUSTRIAL COMPONENTS 2.4%
*CUNO Inc. .................................................  United States            300             4,875
*Gentex Corp. ..............................................  United States          3,200            64,000
*Uniphase Corp. ............................................  United States          1,200            83,250
                                                                                                  ----------
                                                                                                     152,125
                                                                                                  ----------

                                                                           FS- 7

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                 COUNTRY          SHARES            VALUE
                                                                 ----------------------------------------
COMMON STOCKS (CONT.)
INSURANCE 2.6%
Executive Risk Inc. ........................................  United States          1,000        $   54,938
Financial Security Assurance Holdings Ltd. .................  United States          1,200            65,100
Life USA Holding Inc. ......................................  United States            200             2,575
Reinsurance Group of America................................  United States            600            42,000
*Risk Capital Holdings Inc. ................................  United States            100             2,175
                                                                                                  ----------
                                                                                                     166,788
                                                                                                  ----------
LEISURE & TOURISM 1.6%
MeriStar Hospitality Corp. .................................  United States          3,000            55,688
*Prime Hospitality Corp. ...................................  United States          4,600            48,588
*Rio Hotel & Casino Inc. ...................................  United States            100             1,588
                                                                                                  ----------
                                                                                                     105,864
                                                                                                  ----------
MACHINERY & ENGINEERING 1.0%
*FLIR Systems Inc. .........................................  United States          1,500            34,875
Roper Industries Inc. ......................................  United States          1,600            32,600
*Safety-Kleen Corp. ........................................  United States            125             1,766
                                                                                                  ----------
                                                                                                      69,241
                                                                                                  ----------
MERCHANDISING 1.1%
*Mettler-Toledo International Inc. .........................  United States          1,600            44,900
*Beyond.Com Corp. ..........................................  United States          1,300            26,975
                                                                                                  ----------
                                                                                                      71,875
                                                                                                  ----------
METALS & MINING .6%
Carpenter Technology Corp. .................................  United States            700            23,756
*Gibraltar Steel Corp. .....................................  United States            700            15,925
                                                                                                  ----------
                                                                                                      39,681
                                                                                                  ----------
MULTI-INDUSTRY .8%
Federated Investors Inc., B.................................  United States          2,800            50,750
                                                                                                  ----------
REAL ESTATE 3.0%
Arden Realty Inc. ..........................................  United States          1,500            34,781
Camden Property Trust.......................................  United States          1,600            41,600
Cornerstone Properties Inc. ................................  United States          2,200            34,375
FelCor Lodging Trust Inc. ..................................  United States            800            18,450
Glenborough Realty Trust Inc. ..............................  United States          1,400            28,525
Storage Trust Realty........................................  United States          1,400            32,725
                                                                                                  ----------
                                                                                                     190,456
                                                                                                  ----------
RECREATION & OTHER CONSUMER GOODS .8%
*SFX Entertainment Inc. ....................................  United States            250            13,719
*Vail Resorts Inc. .........................................  United States          1,700            37,400
                                                                                                  ----------
                                                                                                      51,119
                                                                                                  ----------
TELECOMMUNICATIONS 5.3%
*Com21 Inc. ................................................  United States            400             8,400
*Excel Switching Corp. .....................................  United States            100             3,800
*Fvc.com Inc. ..............................................  United States            400             6,300
*Gemstar International Group Ltd. ..........................  United States            500            28,625
*ICG Communications Inc. ...................................  United States          1,800            38,700
*Intermedia Communications Inc. ............................  United States          3,000            51,750
*Millicom International Cellular, SA........................    Luxembourg           2,400            83,700
*Natural MicroSystems Corp. ................................  United States          1,000             7,281
*Paging Network Inc. .......................................  United States            100               469
*Primus Telecommunications Group Inc. ......................  United States          2,000            33,000
*Tekelec....................................................  United States          2,700            44,719
*Western Wireless Corp., A..................................  United States          1,600            35,200
                                                                                                  ----------
                                                                                                     341,944
                                                                                                  ----------

FS- 8

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                 COUNTRY          SHARES            VALUE
                                                                 ----------------------------------------
COMMON STOCKS (CONT.)
TEXTILES & APPAREL 3.1%
*Tommy Hilfiger Corp. ......................................  United States          1,700        $  102,000
*Tropical Sportswear International Corp. ...................  United States          1,500            53,813
Wolverine World Wide Inc. ..................................  United States          3,300            43,725
                                                                                                  ----------
                                                                                                     199,538
                                                                                                  ----------
TRANSPORTATION 1.4%
Air Express International Corp. ............................  United States          1,500            32,625
*Alaska Air Group Inc. .....................................  United States            700            30,975
*Atlantic Coast Airlines Inc. ..............................  United States          1,000            25,000
                                                                                                  ----------
                                                                                                      88,600
                                                                                                  ----------
WHOLESALE & INTERNATIONAL TRADE
Reliance Steel & Aluminum Co. ..............................  United States            100             2,763
                                                                                                  ----------
TOTAL COMMON STOCKS (COST $3,910,242).......................                                       4,375,299
                                                                                                  ----------
                                                                                PRINCIPAL
                                                                                 AMOUNT**
                                                                                 --------
(a)REPURCHASE AGREEMENT 31.6%
Joint Repurchase Agreement, 4.681%, 01/04/99, (Maturity
  Value $2,034,166) (COST $2,033,109).......................                    $2,033,109         2,033,109
Barclays Capital Inc. (Maturity Value $103,300)
Bear, Stearns Securities Corp. (Maturity Value $26,782)
Chase Securities Inc. (Maturity Value $210,425)
CIBC Oppenheimer Corp. (Maturity Value $210,425)
Donaldson, Lufkin & Jennrette Securities Corp. (Maturity
  Value $210,425)
Dresdner Kleinwort Benson, North America LLC (Maturity Value
  $210,425)
Goldman, Sachs & Co. (Maturity Value $57,389)
Greenwich Capital Markets Inc. (Maturity Value $210,425)
Lehman Securities Inc. (Maturity Value $38,259)
NationsBanc Montgomery Securities LLC ($210,425)
Paine Webber Inc. (Maturity Value $114,778)
Paribas Corp. (Maturity Value $210,425)
Warburg Dillon Read LLC (Maturity Value $220,683)
  Collateralized by U.S. Treasury Bills and Notes
                                                                                                  ----------
TOTAL INVESTMENTS (COST $5,943,351) 99.5%...................                                       6,408,408
OTHER ASSETS, LESS LIABILITIES .5%..........................                                          33,682
                                                                                                  ----------
TOTAL NET ASSETS 100.0%.....................................                                      $6,442,090
                                                                                                  ----------
                                                                                                  ----------

*NON-INCOME PRODUCING.
**SECURITIES TRADED IN U.S. DOLLARS.
(A)SEE NOTE 1(C) REGARDING JOINT REPURCHASE AGREEMENT.
                       See Notes to Financial Statements.
                                                                           FS- 9

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in securities, at value (cost $3,910,242)......  $4,375,299
 Repurchase agreement, at value and cost....................   2,033,109
 Cash.......................................................      40,817
 Receivables from dividends.................................       5,471
                                                              ----------
     Total assets...........................................   6,454,696
                                                              ----------
Liabilities:
 Payables:
  Investment securities purchased...........................       2,121
  To affiliates.............................................       2,572
 Accrued expenses...........................................       7,913
                                                              ----------
     Total liabilities......................................      12,606
                                                              ----------
Net assets, at value........................................  $6,442,090
                                                              ==========
Net assets consist of:
 Undistributed net investment income........................  $   17,706
 Net unrealized appreciation................................     465,057
 Accumulated net realized gain..............................     182,914
 Beneficial shares..........................................   5,776,413
                                                              ----------
Net assets, at value........................................  $6,442,090
                                                              ==========
CLASS 1:
 Net asset value per share ($230,861 / 25,000 shares
   outstanding).............................................       $9.23
                                                              ==========
CLASS 2:
 Net asset value per share ($6,211,229 / 673,059 shares
   outstanding).............................................       $9.23
                                                              ==========

                       See Notes to Financial Statements.
FS- 10

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MAY 1, 1998 TO DECEMBER 31, 1998

Investment Income:
 Dividends..................................................  $ 6,742
 Interest...................................................   23,149
                                                              -------
      Total investment income...............................            $ 29,891
                                                                        --------
Expenses:
 Management fees (Note 3)...................................    7,524
 Administrative fees (Note 3)...............................    1,450
 Distribution fees -- Class 2 (Note 3)......................    2,112
 Custodian fees.............................................      100
 Reports to shareholders....................................    4,900
 Registration and filing fees...............................      275
 Professional fees..........................................    1,350
 Trustees' fees and expenses................................    1,900
 Other......................................................      103
                                                              -------
      Total expenses........................................              19,714
      Expenses waived/paid by affiliate (Note 3)............              (7,529)
                                                                        --------
          Net expenses......................................              12,185
                                                                        --------
            Net investment income...........................              17,706
                                                                        --------
Realized and unrealized gains:
      Net realized gain from investments....................             182,914
      Net unrealized appreciation on investments............             465,057
                                                                        --------
Net realized and unrealized gain............................             647,971
                                                                        --------
Net increase in net assets resulting from operations........            $665,677
                                                                        --------
                                                                        --------

                       See Notes to Financial Statements.
                                                                          FS- 11

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND
Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                                 PERIOD ENDED
                                                              DECEMBER 31, 1998+
                                                              ------------------
Increase in net assets:
 Operations:
  Net investment income.....................................      $   17,706
  Net realized gain from investments........................         182,914
  Net unrealized appreciation on investments................         465,057
                                                              ------------------
     Net increase in net assets resulting from operations...         665,677
 Fund share transactions (Note 2):
   Class 1..................................................         250,000
   Class 2..................................................       5,526,413
                                                              ------------------
     Net increase in net assets.............................       6,442,090
Net assets:
 Beginning of period........................................              --
                                                              ------------------
 End of period..............................................      $6,442,090
                                                              ------------------
                                                              ------------------
Undistributed net investment income included in net assets:
 End of period..............................................      $   17,706
                                                              ------------------
                                                              ------------------

+FOR THE PERIOD MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.
                       See Notes to Financial Statements.
FS- 12

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Small Cap Investments Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth by investing primarily in equity securities of smaller capitalization growth companies. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. JOINT REPURCHASE AGREEMENT:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1998, all outstanding repurchase agreements had been entered into on that date.

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                                                                          FS- 13

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's Class 1 and Class 2 shares were as follows:

                                                                  PERIOD ENDED
                                                               DECEMBER 31, 1998*
                                                              ---------------------
                                                              SHARES       AMOUNT
                                                              ---------------------
CLASS 1 SHARES:
Shares sold.................................................   25,000    $  250,000
                                                              ---------------------
Net increase................................................   25,000    $  250,000
                                                              ---------------------
                                                              ---------------------

                                                                  PERIOD ENDED
                                                               DECEMBER 31, 1998**
                                                              ---------------------
                                                              SHARES       AMOUNT
                                                              ---------------------
CLASS 2 SHARES:
Shares sold.................................................  681,475    $5,599,186
Shares redeemed.............................................   (8,416)      (72,773)
                                                              ---------------------
Net increase................................................  673,059    $5,526,413
                                                              ---------------------
                                                              ---------------------
*Commencement of sales of Class 1 shares was May 1, 1998.
**Commencement of sales of Class 2 shares was July 30, 1998.

Templeton Funds Annuity Company, the Fund's administrative manager, is the record owner of 100% of the Fund's Class 1 shares as of December 31, 1998.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

FS- 14

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.75%         First $200 million
0.65%         Over $200 million, up to and including $1.3 billion
0.55%         Over $1.3 billion

Advisers agreed in advance to reduce management fees to the extent necessary to limit total expenses to an annual rate of 1.00% and 1.25% of the average daily net assets of Class 1 and Class 2 shares, respectively, through December 31, 1998, as noted in the Statement of Operations.

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

4. INCOME TAXES

At December 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $3,910,370 was as follows:

Unrealized appreciation.....................................  $563,523
Unrealized depreciation.....................................   (98,594)
                                                              --------
Net unrealized appreciation.................................  $464,929
                                                              --------
                                                              --------

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

5. INVESTMENT TRANSACTIONS

Purchases of securities (excluding short-term securities) for the period ended December 31, 1998 aggregated $4,097,905 and $370,559, respectively.

                                                                          FS- 15

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Variable Products Series Fund

We have audited the accompanying statement of assets and liabilities, including the Statement of Investments, of the Franklin Small Cap Investments Fund, series of Templeton Variable Products Series Fund (the Trust) as of December 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 1, 1998 to December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Small Cap Investments Fund, series of Templeton Variable Products Series Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles.

                                      McGladrey & Pullen, LLP

New York, New York
January 28, 1999

FS- 16

PAGE


                                                  MUTUAL SHARES INVESTMENTS FUND


Investment Objective: Mutual Shares Investments Fund seeks capital appreciation, with income as a secondary objective. It invests primarily in domestic equity securities and debt obligations. The fund may also invest in foreign securities.

This annual report covers the eight months from May 1, 1998 (the Fund's inception) through December 31, 1998. During the reporting period, internet stocks traded at levels that confounded even many traditional growth investors and the Standard & Poor's 500's largest growth stocks, such as Microsoft, Dell and Intel, continued their extraordinary appreciation, pushing the index to record levels. However, during last summer's severe two-month correction, value stocks, which typically hold up better than growth stocks in market downturns, generally failed to do so and value investors, including Mutual Shares Investments Fund, underperformed the various broad market indices.

Financial services stocks remained a major portfolio focus, and we are enthusiastic about our holdings in Bank One Corp., United Asset Management Corp. and Bear Stearns Co. Inc. Two other companies we are optimistic about are Telephone & Data Systems Inc., a wireless and wireline telecommunication company, and BTR Plc. whose merger with Siebe Plc. should create one of Europe's largest engineering companies. Looking forward, we are confident that our disciplined value and special situation approach, though recently out of favor, will prove rewarding.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

PORTFOLIO BREAKDOWN
MUTUAL SHARES INVESTMENTS FUND
BASED ON TOTAL NET ASSETS
12/31/98

[This chart shows in pie format the portfolio breakdown of Mutual Shares Investments Fund's securities on December 31, 1998, based on total net assets.]

[Pie Chart]

Stocks                                                                     80.4%
Short-Term Investments and Other Net Assets                                19.6%


                                                                            MS-1

PAGE


TOP 10 HOLDINGS
MUTUAL SHARES INVESTMENTS FUND
12/31/98


[This following table shows the top 10 investment holdings of Mutual Shares Investments Fund's securities on December 31, 1998, based on total net assets.]

COMPANY,
INDUSTRY,                                                            % OF TOTAL
COUNTRY                                                              NET ASSETS
---------                                                            ----------
BTR Plc.
Industrial Components,
United Kingdom                                                           5.1%

Corporacion Financiera Alba SA
Financial Services, Spain                                                2.3%

Liz Claiborne Inc.
Textiles & Apparel, U.S.                                                 2.0%

Rayonier Inc.
Forest Products & Paper, U.S.                                            2.0%

RJR Nabisco Holdings Corp.
Beverages & Tobacco, U.S.                                                1.9%

Societe Elf Aquitaine SA, Br.
Energy Sources, France                                                   1.9%

Washington Post Co., B
Broadcasting & Publishing, U.S.                                          1.9%

Federated Department Stores Inc.
Merchandising, U.S.                                                      1.9%

Household International Inc.
Financial Services, U.S.                                                 1.9%

U.S. Industries Inc.
Food & Household Products, U.S.                                          1.8%


For a complete list of portfolio holdings, please see the Fund's Statement of Investments.

Effective November 1, 1998, Larry Sondike and David Marcus assumed their roles as portfolio co-managers, a new, more focused structure, which should prove advantageous for shareholders. However, the portfolio should continue to benefit from the ideas of all the investment professionals at the firm.

It is important to remember that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations and distressed/bankruptcy investments, involve higher credit risks. These risks are discussed in the prospectus.

We thank you for your participation in Mutual Shares Investments Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,


/s/ Larry Sondike
Larry Sondike
Portfolio Manager
Mutual Shares Investments Fund


/s/ David Marcus
David Marcus
Portfolio Manager
Mutual Shares Investments Fund


MS-2

PAGE


MUTUAL SHARES
INVESTMENTS FUND
CLASS 1


PERFORMANCE SUMMARY AS OF 12/31/98

TOTAL RETURN INDEX COMPARISON
$10,000 INVESTMENT (5/1/98 - 12/31/98)


The graph below compares the performance of Mutual Shares Investments Fund - Class 1 and the unmanaged Standard & Poor's 500 Stock Index (S&P 500), including reinvested dividends, as well as the Lipper Growth & Income Funds Objective Average,* for the eight month period ended December 31, 1998. The Standard & Poor's 500 Index consists of 500 widely held common stocks within four sectors (industrials, utilities, financials and transportation). The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. The source for the indices is Standard & Poor's Micropal.

[This following line graph hypothetically compares the performance of the Mutual Shares Investments Fund Class 1 shares to that of the S&P 500 Index and the Lipper Growth & Income Funds Objective Average, based on a $10,000 investement from 5/1/98 - 12/31/98.]

[LINE GRAPH]

Total Return Index Comparison
                     Mutual Shares Investments             S&P 500         Lipper Growth & Income Funds
                           Fund-Class I                                          Objective Average
        ------------------------------------------------------------------------------------------------
          5/1/98             $10,000                      $10,000                    $10,000
         5/31/98              $9,760                       $9,828                     $9,792
         6/30/98              $9,530                      $10,227                     $9,957
         7/31/98              $9,380                      $10,118                     $9,700
         8/31/98              $8,360                       $8,655                     $8,278
         9/30/98              $8,610                       $9,209                     $8,716
        10/31/98              $9,310                       $9,958                     $9,347
        11/30/98              $9,690                      $10,562                     $9,821
        12/31/98              $9,720                      $11,170                    $10,259



EXPENSES: Performance reflects the Fund's Class 1 operating expenses, but does not include any Contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges. The Fund's adviser agreed to limit Class 1 expenses to 1.00% of total net assets, which increased returns shown. This agreement may be terminated at a later date.


*Lipper Growth and Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Growth and Income Funds Objective Category, which is defined as all mutual funds that combine a growth of earnings orientation and an income requirement for level and/or rising dividends. Lipper calculations include reinvested dividends but do not include sales charges. If sales charges had been considered, the fund's performance relative to the Lipper average may have been different.


Past performance cannot predict or guarantee future results.                MS-3

PAGE


MUTUAL SHARES
INVESTMENTS FUND
CLASS 1


PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

MUTUAL SHARES INVESTMENTS FUND - CLASS 1
PERIODS ENDED 12/31/98

                                                                         SINCE
                                                                       INCEPTION
                                                                       (5/1/98)
                                                                       ---------
Cumulative Total Return                                                 - 2.80%

Aggregate Total Return*                                                 - 2.80%

Value of $10,000 Investment                                             $9,720


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. Securities of companies involved in mergers, liquidations and distressed/bankrupt investments involve higher credit risks.You may have a gain or loss when you sell your shares.


* Aggregate total return represents the change in value of an investment over the indicated period. Since these shares have existed for less than one year, average annual total returns are not provided.


MS-4                Past performance cannot predict or guarantee future results.

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND
Financial Highlights

                                                                        CLASS 1
                                                                   ------------------
                                                                      PERIOD ENDED
                                                                   DECEMBER 31, 1998+
                                                                   ------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period........................             $10.00
                                                                         ------
Income from investment operations:
 Net investment income......................................                .08
 Net realized and unrealized losses.........................               (.36)
                                                                   ------------------
Total from investment operations............................               (.28)
                                                                   ------------------
Net asset value, end of period..............................              $9.72
                                                                   ------------------
                                                                   ------------------
Total Return*...............................................            (2.80)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................             $1,274
Ratios to average net assets:
 Expenses...................................................              1.00%**
 Expenses, excluding waiver and payments by affiliate.......              2.87%**
 Net investment income......................................              1.47%**
Portfolio turnover rate.....................................             23.15%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
+FOR THE PERIOD MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998. BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.
MS-5

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND
Financial Highlights (continued)

                                                                        CLASS 2
                                                                   ------------------
                                                                      PERIOD ENDED
                                                                   DECEMBER 31, 1998+
                                                                   ------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period........................              $9.58
                                                                         ------
Income from investment operations:
 Net investment income......................................                .08
 Net realized and unrealized gains..........................                .07
                                                                   ------------------
Total from investment operations............................                .15
                                                                   ------------------
Net asset value, end of period..............................              $9.73
                                                                   ------------------
                                                                   ------------------
Total Return*...............................................              1.57%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................               $490
Ratios to average net assets:
 Expenses...................................................              1.25%**
 Expenses, excluding waiver and payments by affiliate.......              3.12%**
 Net investment income......................................              4.15%**
Portfolio turnover rate.....................................             23.15%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
+FOR THE PERIOD NOVEMBER 10, 1998 (COMMENCEMENT OF SALES) TO DECEMBER 31, 1998.
                       See Notes to Financial Statements.
                                                                           MS-6

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                                                   COUNTRY        SHARES      VALUE
                                                                   --------------------------------
COMMON STOCKS 78.3%
AEROSPACE & MILITARY TECHNOLOGY 1.7%
*Coltec Industries Inc. ....................................    United States      1,550    $   30,225
                                                                                            ----------

APPLIANCES & HOUSEHOLD DURABLES 1.0%
Premark International Inc. .................................    United States        500        17,313
                                                                                            ----------
AUTOMOBILES .9%
General Motors Corp. .......................................    United States        220        15,744
                                                                                            ----------
BANKING 3.5%
Bank One Corp. .............................................    United States        324        16,544
Bankamerica Corp. ..........................................    United States        265        15,933
Chase Manhattan Corp. ......................................    United States        425        28,927
                                                                                            ----------
                                                                                                61,404
                                                                                            ----------
BEVERAGES & TOBACCO 4.1%
Philip Morris Cos. Inc. ....................................    United States        350        18,725
RJR Nabisco Holdings Corp. .................................    United States      1,135        33,695
UST Inc. ...................................................    United States        550        19,181
                                                                                            ----------
                                                                                                71,601
                                                                                            ----------
BROADCASTING & PUBLISHING 5.1%
Central Newspapers Inc., A..................................    United States        300        21,431
Seat Pagine Gialle SpA......................................        Italy         32,000        24,588
United News & Media Plc. ...................................    United Kingdom     1,200        10,392
Washington Post Co., B......................................    United States         58        33,520
                                                                                            ----------
                                                                                                89,931
                                                                                            ----------
BUILDING MATERIALS & COMPONENTS 1.3%
*American Standard Cos. Inc. ...............................    United States        650        23,400
                                                                                            ----------
BUSINESS & PUBLIC SERVICES 1.1%
Suez Lyonnaise des Eaux SA..................................        France            90        18,496
                                                                                            ----------
CHEMICALS 2.2%
Morton International Inc. ..................................    United States        625        15,313
Olin Corp. .................................................    United States        855        24,207
                                                                                            ----------
                                                                                                39,520
                                                                                            ----------
ENERGY EQUIPMENT & SERVICES 3.4%
*Cooper Cameron Corp. ......................................    United States      1,290        31,605
*Weatherford International Inc. ............................    United States      1,500        29,063
                                                                                            ----------
                                                                                                60,668
                                                                                            ----------
ENERGY SOURCES 3.9%
*Ocean Energy Inc. .........................................    United States      3,400        21,463
Shell Transport & Trading Co. Plc. .........................    United Kingdom     2,130        13,041
Societe Elf Aquitaine SA, Br. ..............................        France           290        33,536
                                                                                            ----------
                                                                                                68,040
                                                                                            ----------
FINANCIAL SERVICES 10.2%
Bear Stearns Co. Inc. ......................................    United States        500        18,687
Corporacion Financiera Alba SA..............................        Spain            240        40,142
Greenpoint Financial Corp. .................................    United States        810        28,451
Household International Inc. ...............................    United States        835        33,087
Liberty Financial Companies Inc. ...........................    United States      1,060        28,620
United Asset Management Corp. ..............................    United States      1,200        31,200
                                                                                            ----------
                                                                                               180,187
                                                                                            ----------
FOOD & HOUSEHOLD PRODUCTS 1.8%
U.S. Industries Inc. .......................................    United States      1,750        32,594
                                                                                            ----------

                                                                           MS-7

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                   COUNTRY        SHARES      VALUE
                                                                   --------------------------------
COMMON STOCKS (CONT.)
FOREST PRODUCTS & PAPER 2.0%
Rayonier Inc. ..............................................    United States        750    $   34,453
                                                                                            ----------
INDUSTRIAL COMPONENTS 8.7%
BTR Plc. ...................................................    United Kingdom    44,000        90,042
Charter Plc. ...............................................    United Kingdom       450         2,441
*Lear Corp. ................................................    United States        796        30,646
Lucas Varity Plc. ..........................................    United Kingdom     3,300        10,871
Lucas Varity Plc., ADR......................................    United Kingdom       605        20,268
                                                                                            ----------
                                                                                               154,268
                                                                                            ----------
INSURANCE 3.1%
*Alleghany Corp. ...........................................    United States        135        25,363
Hartford Financial Services Group Inc. .....................    United States        300        16,463
Torchmark Corp. ............................................    United States        360        12,713
                                                                                            ----------
                                                                                                54,539
                                                                                            ----------
LEISURE & TOURISM 2.9%
Hilton Hotels Corp. ........................................    United States      1,600        30,600
*Promus Hotel Corp. ........................................    United States        620        20,073
                                                                                            ----------
                                                                                                50,673
                                                                                            ----------
MACHINERY & ENGINEERING 2.6%
New Holland NV..............................................     Netherlands       1,100        15,056
Siebe Plc. .................................................    United Kingdom     8,000        31,412
                                                                                            ----------
                                                                                                46,468
                                                                                            ----------
MERCHANDISING 5.5%
*Federated Department Stores Inc............................    United States        760        33,107
*Payless Shoesource Inc. ...................................    United States        680        32,215
*Toys R Us Inc. ............................................    United States      1,880        31,725
                                                                                            ----------
                                                                                                97,047
                                                                                            ----------
MULTI-INDUSTRY 4.3%
CGIP-Compagnie Generale Industrie de Participation..........        France           590        32,530
Cie Financiere Richemont AG, Br., A.........................     Switzerland          22        31,106
Investor AB, A..............................................        Sweden           290        12,915
                                                                                            ----------
                                                                                                76,551
                                                                                            ----------
REAL ESTATE 2.0%
*Cadillac Fairview Corp. ...................................        Canada           225         4,138
Starwood Hotels & Resorts Trust.............................    United States      1,375        31,195
                                                                                            ----------
                                                                                                35,333
                                                                                            ----------
TELECOMMUNICATIONS 2.0%
Telephone & Data Systems Inc. ..............................    United States        675        30,333
*US Cellular Corp. .........................................    United States        115         4,370
                                                                                            ----------
                                                                                                34,703
                                                                                            ----------
TEXTILES & APPAREL 2.0%
Liz Claiborne Inc. .........................................    United States      1,100        34,719
                                                                                            ----------
TRANSPORTATION 1.2%
Florida East Coast Industries Inc. .........................    United States        600        21,112
                                                                                            ----------
UTILITIES ELECTRICAL & GAS 1.8%
*Citizens Utilities Co., B..................................    United States      3,873        31,468
                                                                                            ----------
TOTAL COMMON STOCKS (COST $1,324,330).......................                                 1,380,457
                                                                                            ----------

MS-8

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                   COUNTRY        SHARES      VALUE
                                                                   --------------------------------
PREFERRED STOCKS 2.1%
*Embratel Participacoes SA, ADR, pfd. ......................        Brazil           170    $    2,369
*Tele Centro Sul Participacoes SA, ADR, pfd. ...............        Brazil           261        10,913
*Tele Norte Leste Participacoes SA, ADR, pfd. ..............        Brazil           865        10,758
*Telesp Participacoes SA, ADR, pfd. ........................        Brazil           580        12,833
                                                                                            ----------
TOTAL PREFERRED STOCKS (COST $45,562).......................                                    36,873
                                                                                            ----------
TOTAL INVESTMENTS (COST $1,369,892) 80.4%...................                                 1,417,330
OTHER ASSETS, LESS LIABILITIES 19.6%........................                                   346,386
                                                                                            ----------
TOTAL NET ASSETS 100.0%.....................................                                $1,763,716
                                                                                            ----------
                                                                                            ----------

*NON INCOME PRODUCING.
                       See Notes to Financial Statements.
                                                                           MS-9

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in securities, at value (cost $1,369,892)......  $1,417,330
 Cash.......................................................     333,341
 Receivables:
  Fund shares sold..........................................       1,795
  Dividends and other.......................................      10,067
  From affiliates...........................................       6,261
                                                              ----------
     Total assets...........................................   1,768,794
                                                              ----------
Liabilities:
 Payables:
  Fund shares redeemed......................................         837
 Accrued expenses...........................................       4,241
                                                              ----------
     Total liabilities......................................       5,078
                                                              ----------
Net assets, at value........................................  $1,763,716
                                                              ==========
Net assets consist of:
 Undistributed net investment income........................  $    9,047
 Net unrealized appreciation................................      43,999
 Accumulated net realized loss..............................     (20,146)
 Beneficial shares..........................................   1,730,816
                                                              ----------
Net assets, at value........................................  $1,763,716
                                                              ==========
CLASS 1:
 Net asset value per share ($1,273,672 / 131,002 shares
   outstanding).............................................       $9.72
                                                              ==========
CLASS 2:
 Net asset value per share ($490,044 / 50,382 shares
  outstanding)..............................................       $9.73
                                                              ==========

                       See Notes to Financial Statements.
MS-10

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MAY 1, 1998 TO DECEMBER 31, 1998

Investment Income:
 (net of foreign taxes of $201)
 Dividends..................................................  $  6,174
 Other......................................................     8,384
                                                              --------
      Total investment income...............................             $ 14,558
                                                                         --------
Expenses:
 Management fees (Note 3)...................................     3,215
 Administrative fees (Note 3)...............................       531
 Distribution fees - Class 2 (Note 3).......................       103
 Custodian fees.............................................       100
 Reports to shareholders....................................     9,600
 Registration and filing fees...............................       150
 Professional fees..........................................       650
 Trustees' fees and expenses................................     1,000
 Other......................................................       272
                                                              --------
      Total expenses........................................               15,621
      Expenses waived/paid by affiliate (Note 3)............              (10,110)
                                                                         --------
          Net expenses......................................                5,511
                                                                         --------
            Net investment income...........................                9,047
                                                                         --------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................   (23,688)
  Foreign currency transactions.............................     3,542
                                                              --------
      Net realized loss.....................................              (20,146)
 Net unrealized appreciation (depreciation) on:
  Investments...............................................    47,438
  Translation of assets and liabilities denominated in
    foreign currencies......................................    (3,439)
                                                              --------
      Net unrealized appreciation...........................               43,999
                                                                         --------
Net realized and unrealized gain............................               23,853
                                                                         --------
Net increase in net assets resulting from operations........             $ 32,900
                                                                         --------
                                                                         --------

                       See Notes to Financial Statements.
                                                                          MS-11

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND
Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS

                                                                 PERIOD ENDED
                                                              DECEMBER 31, 1998+
                                                              ------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $    9,047
  Net realized loss from investments and foreign currency
   transactions.............................................         (20,146)
  Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................          43,999
                                                                  ----------
     Net increase in net assets resulting from operations...          32,900
 Fund share transactions (Note 2):
   Class 1..................................................       1,247,562
   Class 2..................................................         483,254
                                                              ------------------
     Net increase in net assets.............................       1,763,716
Net assets:
 Beginning of period........................................              --
                                                              ------------------
 End of period..............................................      $1,763,716
                                                              ------------------
                                                              ------------------
Undistributed net investment income included in net assets:
 End of period..............................................      $    9,047
                                                              ------------------
                                                              ------------------

+FOR THE PERIOD MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.
                       See Notes to Financial Statements.
MS-12

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Shares Investments Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital appreciation by investing primarily in domestic equity securities and domestic debt obligations. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

                                                                          MS-13

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                   PERIOD ENDED
                                                                DECEMBER 31, 1998*
                                                              -----------------------
                                                              SHARES         AMOUNT
                                                              ---------------------
CLASS 1 SHARES:
Shares sold.................................................  131,739      $1,254,575
Shares redeemed.............................................     (737)         (7,013)
                                                              -----------------------
Net increase................................................  131,002      $1,247,562
                                                              -----------------------
                                                              -----------------------

                                                                   PERIOD ENDED
                                                                DECEMBER 31, 1998**
                                                              -----------------------
                                                              SHARES         AMOUNT
                                                              ---------------------
CLASS 2 SHARES:
Shares sold.................................................   51,816      $  496,983
Shares redeemed.............................................   (1,434)        (13,729)
                                                              -----------------------
Net increase................................................   50,382      $  483,254
                                                              -----------------------
                                                              -----------------------
*Commencement of operations of Class 1 shares was May 1,
  1998.
**Commencement of sales of Class 2 shares was November 10,
  1998.

Templeton Funds Annuity Company, the Fund's administrative manager, is record owner of 25,000 Class 1 shares as of December 31, 1998.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Franklin Mutual Advisers, (Franklin Mutual), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund. Franklin Mutual agreed in advance to reduce management fees to the extent necessary to limit total expenses to an annual rate of 1.00% and 1.25% of the average daily net assets of Class 1 and Class 2 shares, respectively, through December 31, 1998, as noted

MS-14

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
in the Statement of Operations. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At December 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $111,357
Unrealized depreciation.....................................   (63,919)
                                                              --------
Net unrealized appreciation.................................  $ 47,438
                                                              ========

At December 31, 1998, the Fund had tax basis capital losses of $21,595 which may be carried over to offset future capital gains. Such losses expire December 31, 2006.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 1998 aggregated $1,508,980 and $115,399, respectively.

                                                                          MS-15

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Variable Products Series Fund

We have audited the accompanying statement of assets and liabilities, including the Statement of Investments, of the Mutual Shares Investments Fund, series of Templeton Variable Products Series Fund (the Trust) as of December 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 1, 1998 to December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Shares Investments Fund, series of Templeton Variable Products Series Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles.

                                      McGladrey & Pullen, LLP

New York, New York
January 28, 1999

MS-16

PAGE

                                                 TEMPLETON ASSET ALLOCATION FUND


Investment Goal: Templeton Asset Allocation Fund seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and money market instruments. The Fund's assets are allocated among different investments among these three market segments depending upon worldwide market and economic conditions.

During the 12 months under review, global financial markets experienced unprecedented volatility and mixed results. Many investors learned the negative implications of global corporate interdependence, as Japan failed to stimulate its economy, Russia suspended its debt repayments and the Asian contagion reinfected Latin America. However, European markets generally performed well, a result we attribute to tight fiscal policies and EMU-driven interest rate convergence, while U.S. securities markets rose considerably due largely to benign inflation and low interest rates.

The Fund benefited from its high European exposure (39.6% of total net assets at the end of the reporting period), as many European companies cut costs, reduced debt burdens and repurchased shares. Our largest European country weighting was France, whose equity market appreciated 42.8% during the year.(1) Europe's financial sector performed especially well, with Banque National de Paris, AXA-UAP, and Zurich Allied AG ranking among the Fund's top performers.

Although trading at historically high valuations, domestic equities were considered by many investors as a "safe haven" from economic turmoil abroad, and the unmanaged Standard & Poor's(R) 500 Stock Index posted a total return of 28.6% for the fiscal year.(2) Many of our U.S. holdings, including Lucent Technologies Inc. and Ford Motor Co., performed well.

In Asia, bad corporate debts and political instability helped send many equity markets tumbling. Although it continued to falter, Japan's economy showed some signs of improvement. Small steps by the Japanese government, such as allowing insolvent banks to fail, could bode well for future economic restructuring throughout Japan. Our exposure to Asian stocks increased from 5.6% of total net assets to 10.3%, and we expect that, if Japan offers investment opportunities, our Asian exposure could continue to rise in the coming year.




PORTFOLIO BREAKDOWN
TEMPLETON ASSET ALLOCATION FUND
BASED ON TOTAL NET ASSETS
12/31/98

[This chart shows in pie format the portfolio breakdown of Templeton Asset Allocation Fund's securities on December 31, 1998, based on total net assets.]


Stocks                                                 87.1%
Fixed-Income Securities                                 9.1%
Short-Term Investments & Other Net Assets               3.8%


GEOGRAPHIC DISTRIBUTION
TEMPLETON ASSET ALLOCATION FUND
BASED ON TOTAL NET ASSETS
12/31/98

[This chart shows in bar format the geographich distribution breakdown of the Fund's securities on December 31, 1998, based on total net assets.]

Europe                                            39.6%
North America                                     21.1%
Asia                                              10.3%
Latin America                                      9.4%
Australia/New Zealand                              5.6%
Middle East/Africa                                 1.1%
Fixed-Income Securities                            9.1%
Short-Term Investments & Other Net Assets          3.8%


1. Source: Bloomberg. Market return is measured in U.S. dollars and includes reinvested dividends.

2. Source: Standard & Poor's. Market return is measured in U.S. dollars and includes reinvested dividends. One cannot invest directly in an index.


                                                                            TA-1

PAGE


TOP 10 EQUITY HOLDINGS
TEMPLETON ASSET ALLOCATION FUND
12/31/98

[This following table shows the top 10 investment holdings ofTempleton Asset Allocation Fund's securities on December 31, 1998, based on total net assets.]

COMPANY,
INDUSTRY,                                                             % OF TOTAL
COUNTRY                                                               NET ASSETS
---------                                                             ----------
Lucent Technologies Inc.
Telecommunications, U.S.                                                 3.2%

AXA-UAP
Financial Services, France                                               2.3%

Alcatel SA
Electrical & Electronics,
France                                                                   2.2%

Merita AS
Banking, Finland                                                         2.2%

Zurich Allied AG
Insurance, Switzerland                                                   2.1%

3Com Corp.
Data Processing &
Reproduction, U.S.                                                       2.0%

Autoliv Inc.
Automobiles, Sweden                                                      2.0%

ING Groep NV
Financial Services,
Netherlands                                                              1.9%

Philips Electronics NV
Electrical & Electronics,
Netherlands                                                              1.9%

YPF Sociedad Anonima, ADR
Energy Sources,
Argentina                                                                1.8%

For a complete list of portfolio holdings, please see the Fund's Statement of Investments.


Latin American stock markets also performed poorly in 1998. Although many fell in excess of 20% in U.S.-dollar terms, we believed the downturn in Latin American equities to be short term, and viewed it as an opportunity to find bargains throughout the region. For example, we initiated a position in Compania Anonima Nacional Telefonos de Venezuela, ADR and established a position in Gener SA, ADR.

With regard to fixed-income markets, slow economic growth and tame inflation in the U.S. helped propel domestic bond prices higher in 1998. European debt securities also fared well, as government efforts to meet European Monetary Union membership standards contributed to lower interest rates. However, bond prices in many developing-market countries experienced major declines which were widely attributed to the Asian economic malaise.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.


TA-2

PAGE


It is also important to remember that investments in foreign securities involve special risks including changes in currency values, market price swings, and economic, social and political developments in the countries where the portfolios are invested. Developing markets involve similar but heightened risks related to their smaller size and lesser liquidity. These risks are discussed in the prospectus.

We thank you for investing in Templeton Asset Allocation Fund and welcome your comments or suggestions.

Sincerely,


/s/ Gary R. Clemons
Gary R. Clemons
Portfolio Manager
Templeton Asset Allocation Fund



/s/ Thomas J. Dickson
Thomas J. Dickson
Portfolio Manager
Templeton Asset Allocation Fund


IMPORTANT NOTE:

Beginning January 1, 1999, the fixed income portion of the Fund's portfolio will be managed by a team of Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc.


                                                                            TA-3

PAGE


TEMPLETON ASSET
ALLOCATION FUND
CLASS 1


PERFORMANCE SUMMARY AS OF 12/31/98

TOTAL RETURN INDEX COMPARISON
$10,000 INVESTMENT (1/1/89 - 12/31/98)

The J.P. Morgan Global Government Bond Index includes only actively traded fixed-rated bonds with a remaining maturity of one year or longer and is an aggregate of government securities issued in 13 countries, and includes reinvested interest. The Morgan Stanley Capital International(R) (MSCI) World Index includes approximately 1,500 companies representing the stock markets of 22 countries and includes reinvested dividends. The Consumer Price Index (CPI) is a commonly used measure of inflation. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Sources for the indices are MSCI, J.P. Morgan and Standard & Poor's Micropal.

[This following line graph hypothetically compares teh performance of Templeton Asset Allocation Fund Class 1 shares to that of the MSCI World Index, the JP Morgan Global Government Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 1/1/89 - 12/31/98].


[LINE GRAPH]


Total Return Index Comparison
                  Templeton Asset Allocation     MSCI World       JP Morgan           CPI
                         Fund-Class I               Index           Global
                                                               Government Bond
                                                                    Index
                 -------------------------------------------------------------------------------
          1/1/89            $10,000                $10,000         $10,000          $10,000
         1/31/89            $10,272                $10,364          $9,901          $10,051
         2/28/89            $10,156                $10,300          $9,885          $10,091
         3/31/89            $10,263                $10,236          $9,801          $10,149
         4/30/89            $10,487                $10,474          $9,962          $10,216
         5/31/89            $10,487                $10,218          $9,855          $10,274
         6/30/89            $10,429                $10,105         $10,079          $10,299
         7/31/89            $10,994                $11,248         $10,480          $10,324
         8/31/89            $11,091                $10,978         $10,170          $10,341
         9/30/89            $11,043                $11,290         $10,331          $10,373
        10/31/89            $10,672                $10,915         $10,464          $10,424
        11/30/89            $10,857                $11,353         $10,557          $10,448
        12/31/89            $11,325                $11,719         $10,680          $10,464
         1/31/90            $11,043                $11,174         $10,521          $10,572
         2/28/90            $11,062                $10,697         $10,407          $10,622
         3/31/90            $11,221                $10,053         $10,343          $10,680
         4/30/90            $10,831                $9,909          $10,303          $10,697
         5/31/90            $11,500                $10,955         $10,632          $10,722
         6/30/90            $11,590                $10,879         $10,825          $10,780
         7/31/90            $11,760                $10,980         $11,143          $10,821
         8/31/90            $10,901                $9,954          $11,056          $10,920
         9/30/90            $10,022                $8,906          $11,159          $11,012
        10/31/90            $9,932                 $9,739          $11,600          $11,078
        11/30/90            $10,222                $9,581          $11,804          $11,102
        12/31/90            $10,421                $9,784          $11,936          $11,102
         1/31/91            $10,921                $10,143         $12,206          $11,169
         2/28/91            $11,620                $11,084         $12,218          $11,186
         3/31/91            $11,480                $10,759         $11,837          $11,202
         4/30/91            $11,614                $10,845         $11,980          $11,218
         5/31/91            $11,934                $11,093         $11,990          $11,251
         6/30/91            $11,428                $10,410         $11,830          $11,285
         7/31/91            $12,089                $10,903         $12,080          $11,302
         8/31/91            $12,368                $10,870         $12,331          $11,334
         9/30/91            $12,471                $11,157         $12,780          $11,385
        10/31/91            $12,564                $11,340         $12,907          $11,401
        11/30/91            $12,254                $10,848         $13,117          $11,434
        12/31/91            $13,307                $11,640         $13,780          $11,443
         1/31/92            $13,194                $11,426         $13,510          $11,459
         2/29/92            $13,555                $11,230         $13,471          $11,501
         3/31/92            $13,391                $10,704         $13,346          $11,559
         4/30/92            $13,732                $10,854         $13,457          $11,575
         5/31/92            $14,308                $11,288         $13,839          $11,592
         6/30/92            $14,265                $10,912         $14,217          $11,633
         7/31/92            $14,436                $10,942         $14,530          $11,659
         8/31/92            $14,265                $11,210         $14,917          $11,691
         9/30/92            $14,212                $11,109         $14,902          $11,724
        10/31/92            $14,105                $10,811         $14,530          $11,766
        11/30/92            $14,212                $11,006         $14,272          $11,782
        12/31/92            $14,382                $11,097         $14,407          $11,775
         1/31/93            $14,574                $11,136         $14,652          $11,833
         2/28/93            $14,915                $11,402         $14,888          $11,874
         3/31/93            $15,224                $12,065         $15,116          $11,916
         4/30/93            $15,520                $12,626         $15,392          $11,949
         5/31/93            $15,783                $12,920         $15,489          $11,965
         6/30/93            $15,914                $12,813         $15,502          $11,982
         7/31/93            $16,167                $13,079         $15,509          $11,982
         8/31/93            $16,934                $13,681         $15,968          $12,015
         9/30/93            $16,945                $13,430         $16,136          $12,040
        10/31/93            $17,515                $13,802         $16,128          $12,090
        11/30/93            $17,175                $13,024         $16,010          $12,098
        12/31/93            $18,139                $13,663         $16,174          $12,098
         1/31/94            $19,016                $14,567         $16,327          $12,132
         2/28/94            $18,304                $14,381         $16,148          $12,174
         3/31/94            $17,501                $13,763         $16,074          $12,215
         4/30/94            $17,658                $14,191         $16,061          $12,232
         5/31/94            $17,781                $14,230         $15,928          $12,239
         6/30/94            $17,299                $14,193         $16,117          $12,281
         7/31/94            $17,994                $14,465         $16,269          $12,313
         8/31/94            $18,499                $14,904         $16,227          $12,364
         9/30/94            $18,118                $14,515         $16,307          $12,397
        10/31/94            $18,308                $14,930         $16,551          $12,406
        11/30/94            $17,725                $14,285         $16,343          $12,422
        12/31/94            $17,602                $14,426         $16,381          $12,422
         1/31/95            $17,411                $14,213         $16,712          $12,471
         2/28/95            $17,804                $14,423         $17,143          $12,521
         3/31/95            $18,080                $15,120         $18,015          $12,562
         4/30/95            $18,667                $15,650         $18,302          $12,604
         5/31/95            $19,358                $15,787         $18,813          $12,629
         6/30/95            $19,704                $15,785         $18,931          $12,654
         7/31/95            $20,441                $16,578         $19,020          $12,653
         8/31/95            $20,268                $16,212         $18,492          $12,688
         9/30/95            $20,936                $16,687         $18,908          $12,711
        10/31/95            $20,521                $16,428         $19,093          $12,753
        11/30/95            $21,155                $17,001         $19,306          $12,744
        12/31/95            $21,569                $17,502         $19,545          $12,736
         1/31/96            $22,122                $17,821         $19,344          $12,811
         2/29/96            $22,306                $17,932         $19,232          $12,852
         3/31/96            $22,513                $18,235         $19,202          $12,918
         4/30/96            $23,060                $18,666         $19,131          $12,968
         5/31/96            $23,377                $18,686         $19,150          $12,993
         6/30/96            $23,340                $18,784         $19,318          $13,001
         7/31/96            $22,732                $18,124         $19,673          $13,026
         8/31/96            $23,291                $18,336         $19,755          $13,051
         9/30/96            $23,754                $19,057         $19,864          $13,092
        10/31/96            $24,046                $19,193         $20,258          $13,134
        11/30/96            $25,469                $20,272         $20,547          $13,159
        12/31/96            $25,639                $19,951         $20,404          $13,159
         1/31/97            $26,612                $20,194         $19,894          $13,200
         2/28/97            $26,875                $20,430         $19,756          $13,240
         3/31/97            $26,597                $20,030         $19,606          $13,273
         4/30/97            $26,889                $20,688         $19,496          $13,289
         5/31/97            $28,413                $21,969         $19,956          $13,281
         6/30/97            $29,566                $23,067         $20,183          $13,296
         7/31/97            $31,302                $24,134         $20,109          $13,312
         8/31/97            $29,831                $22,523         $20,084          $13,338
         9/30/97            $31,898                $23,750         $20,530          $13,371
        10/31/97            $29,499                $22,504         $20,965          $13,404
        11/30/97            $29,592                $22,905         $20,713          $13,396
        12/31/97            $29,619                $23,188         $20,690          $13,380
         1/31/98            $29,446                $23,838         $20,898          $13,404
         2/28/98            $31,209                $25,455         $21,053          $13,431
         3/31/98            $33,075                $26,533         $20,895          $13,458
         4/30/98            $33,692                $26,796         $21,216          $13,482
         5/31/98            $32,724                $26,465         $21,308          $13,507
         6/30/98            $32,331                $27,096         $21,367          $13,523
         7/31/98            $32,878                $27,057         $21,425          $13,539
         8/31/98            $26,943                $23,452         $22,017          $13,555
         9/30/98            $26,423                $23,871         $23,167          $13,572
        10/31/98            $29,482                $26,034         $23,686          $13,604
        11/30/98            $31,208                $27,586         $23,418          $13,604
        12/31/98            $31,517                $28,938         $23,859          $13,596


EXPENSES: Performance reflects the Fund's Class 1 operating expenses, but does not include any Contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges. Past expense reductions by the Investment Manager increased returns.


          Past performance cannot predict or guarantee future results.

TA-4

PAGE


TEMPLETON ASSET
ALLOCATION FUND
CLASS 1


PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

TEMPLETON ASSET ALLOCATION FUND - CLASS 1
PERIODS ENDED 12/31/98

                                                                                       SINCE
                                                                                     INCEPTION
                                                1-YEAR       5-YEAR      10-YEAR     (8/31/88)
                                                ------       ------      -------     ---------
Cumulative Total Return                          6.41%       73.75%      215.17%       224.00%

Average Annual Total Return                      6.41%       11.68%       12.17%        12.03%

Value of $10,000 Investment                    $10,641      $17,375      $31,517       $32,400


                                 12/31/94     12/31/95     12/31/96     12/31/97      12/31/98
----------------------------------------------------------------------------------------------
One-Year Total Return             - 2.96%       22.48%       18.93%       15.52%         6.41%


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


Past performance cannot predict or guarantee future results.                TA-5

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Financial Highlights

                                                                                           CLASS 1
                                                             --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                               1998           1997           1996           1995           1994
                                                             --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year....................         $22.35         $21.08         $18.72         $15.69         $16.55
                                                             --------------------------------------------------------------------
Income from investment operations:
 Net investment income................................            .69            .67            .63            .57            .44
 Net realized and unrealized gains (losses)...........            .75           2.44           2.76           2.87           (.92)
                                                             --------------------------------------------------------------------
Total from investment operations......................           1.44           3.11           3.39           3.44           (.48)
                                                             --------------------------------------------------------------------
Less distributions from:
 Net investment income................................           (.66)          (.63)          (.58)          (.41)          (.31)
 Net realized gains...................................           (.67)         (1.21)          (.45)            --           (.07)
                                                             --------------------------------------------------------------------
Total distributions...................................          (1.33)         (1.84)         (1.03)          (.41)          (.38)
                                                             --------------------------------------------------------------------
Net asset value, end of year..........................         $22.46         $22.35         $21.08         $18.72         $15.69
                                                             --------------------------------------------------------------------
                                                             --------------------------------------------------------------------
Total Return*.........................................          6.41%         15.52%         18.93%         22.48%        (2.96)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).......................       $692,163       $735,568       $556,027       $406,123       $288,172
Ratios to average net assets:
 Expenses.............................................           .78%           .74%           .64%           .66%           .75%
 Net investment income................................          2.88%          3.32%          3.56%          3.73%          4.02%
Portfolio turnover rate...............................         43.18%         45.27%         57.50%         43.02%         51.36%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE.
                                                                           TA- 6

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Financial Highlights (continued)

                                                                        CLASS 2
                                                                -----------------------
                                                                YEAR ENDED DECEMBER 31,
                                                                -----------------------
                                                                 1998            1997+
                                                                -----------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................    $22.32          $20.40
                                                                -----------------------
Income from investment operations:
 Net investment income......................................       .63             .16
 Net realized and unrealized gains..........................       .74            1.76
                                                                -----------------------
Total from investment operations............................      1.37            1.92
                                                                -----------------------
Less distributions from:
 Net investment income......................................      (.64)             --
 Net realized gains.........................................      (.67)             --
                                                                -----------------------
Total distributions.........................................     (1.31)             --
                                                                -----------------------
Net asset value, end of year................................    $22.38          $22.32
                                                                -----------------------
                                                                -----------------------
Total Return*...............................................      6.10%           9.41%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $15,763         $9,665
Ratios to average net assets:
 Expenses...................................................     1.03%           1.03%**
 Net investment income......................................     2.61%           1.97%**
Portfolio turnover rate.....................................    43.18%          45.27%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
+FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997.
                       See Notes to Financial Statements.
                                                                           TA- 7

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                                                 COUNTRY            SHARES               VALUE
                                                                 ---------------------------------------------
COMMON STOCKS 82.9%
AEROSPACE & MILITARY TECHNOLOGY .5%
Rolls-Royce Plc. ...........................................  United Kingdom           770,000        $  3,183,512
                                                                                                      ------------
APPLIANCES & HOUSEHOLD DURABLES 1.0%
Sony Corp. .................................................      Japan                 92,400           6,741,596
                                                                                                      ------------
AUTOMOBILES 5.1%
Autoliv Inc. ...............................................      Sweden               246,900           9,181,594
Autoliv Inc., SDR...........................................      Sweden               129,000           4,631,128
Fiat SpA....................................................      Italy              2,361,700           8,201,074
Ford Motor Co. .............................................  United States             84,000           4,929,750
General Motors Corp. .......................................  United States             40,000           2,862,500
Volvo AB, B.................................................      Sweden               260,000           5,966,098
                                                                                                      ------------
                                                                                                        35,772,144
                                                                                                      ------------
BANKING 8.5%
*Bangkok Bank Public Co. Ltd., fgn. ........................     Thailand            3,634,600           7,502,271
Bankinter SA................................................      Spain                237,750           8,775,381
Banque Nationale de Paris...................................      France               148,200          12,208,951
Canadian Imperial Bank of Commerce..........................      Canada               140,000           3,463,542
Credit Suisse Group.........................................   Switzerland              15,250           2,387,150
Den Norske Bank.............................................      Norway             2,178,900           7,521,337
Foreningssparbanken AB, A...................................      Sweden               113,800           2,948,259
Merita AS...................................................     Finland             2,453,000          15,599,518
                                                                                                      ------------
                                                                                                        60,406,409
                                                                                                      ------------
BROADCASTING & PUBLISHING .2%
South China Morning Post Ltd. ..............................    Hong Kong            2,821,000           1,447,414
                                                                                                      ------------
BUSINESS & PUBLIC SERVICES .6%
Laidlaw Inc. ...............................................      Canada                65,600             660,100
Waste Management Inc. ......................................  United States             72,500           3,380,313
                                                                                                      ------------
                                                                                                         4,040,413
                                                                                                      ------------
CHEMICALS 2.4%
Akzo Nobel NV...............................................   Netherlands              98,800           4,501,199
DSM NV, Br. ................................................   Netherlands              25,000           2,377,844
Rhone-Poulenc SA, A.........................................      France               201,800          10,389,474
                                                                                                      ------------
                                                                                                        17,268,517
                                                                                                      ------------
DATA PROCESSING & REPRODUCTION 2.8%
*3Com Corp. ................................................  United States            320,800          14,375,850
*Newbridge Networks Corp. ..................................      Canada               180,000           5,467,500
                                                                                                      ------------
                                                                                                        19,843,350
                                                                                                      ------------
ELECTRICAL & ELECTRONICS 6.5%
Alcatel SA..................................................      France                92,119          11,279,474
Alcatel SA, ADR.............................................      France               185,739           4,538,985
*Applied Materials Inc. ....................................  United States            261,000          11,141,437
Motorola Inc. ..............................................  United States             94,000           5,739,875
Philips Electronics NV......................................   Netherlands             199,100          13,367,400
                                                                                                      ------------
                                                                                                        46,067,171
                                                                                                      ------------
ELECTRONIC COMPONENTS & INSTRUMENTS 1.2%
Intel Corp. ................................................  United States             72,000           8,536,500
                                                                                                      ------------
ENERGY SOURCES 3.1%
Devon Energy Corp. .........................................  United States            141,148           4,331,479
*Ranger Oil Ltd. ...........................................      Canada             1,153,490           5,118,612
YPF Sociedad Anonima, ADR...................................    Argentina              451,400          12,610,988
                                                                                                      ------------
                                                                                                        22,061,079
                                                                                                      ------------

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                 COUNTRY            SHARES               VALUE
                                                                 ---------------------------------------------
COMMON STOCKS (CONT.)
FINANCIAL SERVICES 4.2%
AXA-UAP.....................................................      France               112,700        $ 16,341,520
ING Groep NV................................................   Netherlands             222,100          13,550,621
                                                                                                      ------------
                                                                                                        29,892,141
                                                                                                      ------------
FOREST PRODUCTS & PAPER 1.2%
Assidomaen AB...............................................      Sweden                90,000           1,421,205
Carter Holt Harvey Ltd. ....................................   New Zealand             293,020             263,140
International Paper Co. ....................................  United States             50,000           2,240,625
Stora Enso OY, R............................................     Finland               225,000           2,266,264
Stora Kopparbergs Bergslags AB, B...........................      Sweden               225,000           2,498,211
                                                                                                      ------------
                                                                                                         8,689,445
                                                                                                      ------------
HEALTH & PERSONAL CARE 3.5%
Aetna Inc. .................................................  United States             16,700           1,313,037
Medeva Plc. ................................................  United Kingdom         4,572,675           8,064,280
Ono Pharmaceutical Co Ltd. .................................      Japan                247,000           7,576,418
Teva Pharmaceutical Industries Ltd., ADR....................      Israel               197,200           8,023,575
                                                                                                      ------------
                                                                                                        24,977,310
                                                                                                      ------------
INDUSTRIAL COMPONENTS 2.2%
BTR Plc. ...................................................  United Kingdom         3,540,550           7,245,448
Goodyear Tire & Rubber Co. .................................  United States             60,000           3,026,250
Granges AB..................................................      Sweden               183,200           2,644,329
Madeco Manufacturera de Cobre SA, ADR.......................      Chile                162,500           1,360,937
SKF AB, B...................................................      Sweden               117,500           1,369,852
                                                                                                      ------------
                                                                                                        15,646,816
                                                                                                      ------------
INSURANCE 5.1%
Allstate Corp. .............................................  United States             80,000           3,090,000
Exel Ltd. ..................................................     Bermuda               138,800          10,410,000
Reinsurance Australia Corp. Ltd. ...........................    Australia            2,860,000           4,387,208
Torchmark Corp. ............................................  United States             90,000           3,178,125
Zurich Allied AG............................................   Switzerland              20,400          15,105,060
                                                                                                      ------------
                                                                                                        36,170,393
                                                                                                      ------------
MACHINERY & ENGINEERING .6%
*Gradall Industries Inc. ...................................  United States            314,000           4,513,750
                                                                                                      ------------
MERCHANDISING .7%
Dairy Farm International Holdings Ltd. .....................    Hong Kong            1,000,000           1,150,000
David Jones Ltd. ...........................................    Australia            1,473,400           1,626,678
Sears Roebuck & Co. ........................................  United States             42,000           1,785,000
                                                                                                      ------------
                                                                                                         4,561,678
                                                                                                      ------------
METALS & MINING 2.2%
British Steel Plc., ADR.....................................  United Kingdom           589,300           8,618,512
Minorco SA, ADR.............................................    Luxembourg             352,950           5,360,428
Reynolds Metals Co. ........................................  United States             22,000           1,159,125
                                                                                                      ------------
                                                                                                        15,138,065
                                                                                                      ------------
MISC MATERIALS & COMMODITIES 1.0%
Agrium Inc. ................................................      Canada               517,000           4,491,437
Unitor ASA..................................................      Norway               286,000           2,777,792
                                                                                                      ------------
                                                                                                         7,269,229
                                                                                                      ------------

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                 COUNTRY            SHARES               VALUE
                                                                 ---------------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY 3.1%
Alfa SA de CV, A............................................      Mexico             1,150,000        $  3,238,372
Cheung Kong Holdings Ltd. ..................................    Hong Kong              600,000           4,317,661
Hicom Holdings Bhd..........................................     Malaysia            2,264,600             751,655
Hutchison Whampoa Ltd. .....................................    Hong Kong              444,000           3,137,759
Jardine Matheson Holdings Ltd. .............................    Hong Kong              220,800             569,664
Jardine Strategic Holdings Ltd. ............................    Hong Kong              168,750             244,687
Swire Pacific Ltd., A.......................................    Hong Kong            2,200,000           9,853,819
                                                                                                      ------------
                                                                                                        22,113,617
                                                                                                      ------------
REAL ESTATE .1%
New World Development Co. Ltd. .............................    Hong Kong              303,543             764,024
                                                                                                      ------------
TELECOMMUNICATIONS 16.5%
AT&T Corp. .................................................  United States            121,000           9,105,250
*Cable & Wireless Optus Ltd. ...............................    Australia            2,768,640           5,824,640
Compania Anonima Nacional Telefonos de Venezuela, ADR.......    Venezuela              314,500           5,602,031
*Embratel Participacoes SA..................................      Brazil            22,228,000             193,167
Hong Kong Telecommunications Ltd. ..........................    Hong Kong            6,600,000          11,543,451
Lucent Technologies Inc. ...................................  United States            204,428          22,487,080
Northern Telecom, Ltd. .....................................      Canada                90,000           4,511,250
PT Indosat, ADR.............................................    Indonesia              159,400           1,942,687
*Swisscom AG................................................   Switzerland              21,630           9,055,151
*Tele Celular Sul Participacoes SA..........................      Brazil             1,560,999               1,447
*Tele Leste Celular Participacoes SA........................      Brazil            22,228,000               8,830
*Tele Sudeste Celular Participacoes SA......................      Brazil            22,228,000              62,549
Telecom Italia SpA..........................................      Italy                477,000           4,069,830
Telecom Italia SpA, di Risp.................................      Italy              1,200,000           7,541,563
Telecomunicacoes Brasileiras SA (Telebras)..................      Brazil            22,228,000               1,840
*Telecomunicacoes Brasileiras SA (Telebras), ADR............      Brazil                45,600           3,314,550
Telefonica de Argentina SA, B, ADR..........................    Argentina              315,000           8,800,313
Telefonica Del Peru SA, B, ADR..............................       Peru                131,800           1,672,213
Telefonica SA...............................................      Spain                260,000          11,578,345
*Telefonica SA, rts. .......................................      Spain                260,000             231,200
Telefonos de Mexico SA (Telmex), L, ADR.....................      Mexico               180,900           8,807,569
*Telesp Celular Participacoes SA............................      Brazil            22,228,000              95,664
*Telesp Participacoes SA....................................      Brazil            22,228,000             285,151
                                                                                                      ------------
                                                                                                       116,735,771
                                                                                                      ------------
TEXTILES & APPAREL .5%
*Fruit of the Loom Inc., A..................................  United States            160,000           2,210,000
Nike Inc., B................................................  United States             40,000           1,622,500
                                                                                                      ------------
                                                                                                         3,832,500
                                                                                                      ------------
TRANSPORTATION 5.3%
Air New Zealand Ltd., B.....................................   New Zealand           2,564,000           4,036,217
*Fritz Companies Inc. ......................................  United States            350,000           3,784,375
Great Eastern Shipping Co. Ltd. ............................      India              7,453,970           4,043,039
Hitachi Zosen Corp. ........................................      Japan                210,000             290,426
Koninklijke Nedlloyd Groep NV...............................   Netherlands              50,000             679,384
Kvaerner ASA, B.............................................      Norway               215,000           3,527,366
Mayne Nickless Ltd., A......................................    Australia            1,730,400           6,421,114
Peninsular & Oriental Steam Navigation Co. .................  United Kingdom           580,000           6,851,343
Qantas Airways Ltd., 144A, ADR..............................    Australia              376,000           7,661,000
                                                                                                      ------------
                                                                                                        37,294,264
                                                                                                      ------------

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                 COUNTRY            SHARES               VALUE
                                                                 ---------------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS 4.8%
BG Plc. ....................................................  United Kingdom           779,629        $  4,925,782
*Centrica Plc. .............................................  United Kingdom         3,200,000           6,428,750
Endesa SA, ADR..............................................      Spain                 88,000           2,376,000
Endesa SA, Br. .............................................      Spain                122,000           3,237,363
Gener SA, ADR...............................................      Chile                287,050           4,592,800
Hong Kong Electric Holdings Ltd. ...........................    Hong Kong            2,001,500           6,071,219
Iberdrola SA, Br. ..........................................      Spain                 85,000           1,592,675
Korea Electric Power Corp. .................................   South Korea             196,000           4,857,215
                                                                                                      ------------
                                                                                                        34,081,804
                                                                                                      ------------
TOTAL COMMON STOCKS (COST $496,157,881).....................                                           587,048,912
                                                                                                      ------------
PREFERRED STOCKS 4.2%
Banco Bradesco SA, pfd. ....................................      Brazil           767,000,000           4,253,176
*Banco Bradesco SA, rts., pfd. .............................      Brazil            31,791,491              18,103
Cia Vale do Rio Doce, A, ADR, pfd. .........................      Brazil               278,500           3,572,729
*Embratel Participacoes SA, pfd. ...........................      Brazil            23,981,336             327,492
Moebel Walther AG, pfd. ....................................     Germany               119,092           4,039,804
National Australia Cap Sec Plc., cvt., pfd. ................    Australia              159,874           4,456,488
News Corp. Ltd., pfd. ......................................    Australia              850,000           5,176,982
Petroleo Brasileiro SA, pfd. ...............................      Brazil            36,000,000           4,081,937
SBC Communications Inc., cvt., pfd. ........................      Mexico                50,000           2,225,000
*Tele Leste Celular Participacoes SA, pfd. .................      Brazil            40,981,336              23,743
*Tele Sudeste Celular Participacoes SA, pfd. ...............      Brazil            40,981,336             172,981
Telecomunicacoes Brasileiras SA (Telebras), pfd. ...........      Brazil            40,981,336               4,749
*Telesp Celular Participacoes SA, pfd. .....................      Brazil            40,981,336             301,870
*Telesp Participacoes SA, pfd. .............................      Brazil            40,981,336             932,743
                                                                                                      ------------
TOTAL PREFERRED STOCKS (COST $36,843,679)...................                                            29,587,797
                                                                                                      ------------
                                                                                  PRINCIPAL
                                                                                   AMOUNT**
                                                                                   --------
BONDS 9.1%
Buoni Poliennali del Tesoro:
  10.50%, 7/15/00...........................................      Italy          2,615,000,000ITL        1,741,280
  7.75%, 11/01/06...........................................      Italy          2,440,000,000ITL        1,845,232
Essar Steel Ltd., FRN, 8.40%, 7/20/99, Reg S................      India                445,000             322,625
Federal Republic of Germany, Series 118, 5.25%, 2/21/01.....     Germany             1,390,000DEM          870,586
Government of Australia, 6.75%, 11/15/06....................    Australia            5,105,000AUD        3,497,435
Government of Canada:
  7.25%, 6/01/03............................................      Canada             1,330,000CAD          949,210
  7.50%, 12/01/03...........................................      Canada             1,330,000CAD          966,978
  10.25%, 2/01/04...........................................      Canada             1,330,000CAD        1,074,763
  9.00%, 12/01/04...........................................      Canada             1,330,000CAD        1,049,124
  8.75%, 12/01/05...........................................      Canada             1,330,000CAD        1,061,238
  7.00%, 12/01/06...........................................      Canada               860,000CAD          637,010
  10.25%, 3/15/14...........................................      Canada             1,330,000CAD        1,338,616
  8.00%, 6/01/23............................................      Canada             1,330,000CAD        1,196,004
  9.00%, 6/01/25............................................      Canada               475,000CAD          473,936
Government of New Zealand, 6.50%, 2/15/00...................   New Zealand           6,180,000NZD        3,315,129
Hypothekenbank In Essen AG, Series 502, 5.25%, 1/22/08......     Germany             9,455,000DEM        6,078,539
Kingdom of Belgium, 6.25%, 3/28/07..........................     Belgium            89,805,000BEF        3,031,078
Kingdom of Denmark:
  9.00%, 11/15/00...........................................     Denmark                70,000DKK           12,002
  8.00%, 5/15/03............................................     Denmark            18,210,000DKK        3,322,692
Kingdom of Sweden, 10.25%, 5/05/03..........................      Sweden            20,000,000SEK        3,108,667
Republic of Argentina, 10.95%, 11/01/99.....................    Argentina            1,025,000           1,045,500
Republic of Panama, 8.875%, 9/30/27.........................      Panama               960,000             907,200
Republic of Peru, FRN, 4.00%, 3/07/17.......................       Peru              1,560,000             986,700
Republic of Turkey, 9.875%, 2/23/05.........................      Turkey             1,130,000             995,046
Republic of Venezuela, 144A, 9.125%, 6/18/07................    Venezuela            1,540,000           1,081,850

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                  PRINCIPAL
                                                                                   AMOUNT**
                                                                                   --------
BONDS (CONT.)
Treuhandanstalt, 7.50%, 9/09/04.............................     Germany             1,000,000DEM     $    719,380
United Kingdom, 6.50%, 12/07/03.............................  United Kingdom         2,795,000GBP        5,093,080
United Mexican States:
  9.75%, 2/06/01............................................      Mexico             2,895,000           2,970,993
  6.25%, 12/31/19...........................................      Mexico             5,050,000           3,942,156
U.S. Treasury Bond, 5.25%, 11/15/28.........................  United States          5,000,000           5,126,565
U.S. Treasury Note, 4.625%, 11/30/00........................  United States          5,890,000           5,895,525
                                                                                                      ------------
TOTAL BONDS (COST $63,725,935)..............................                                            64,656,139
                                                                                                      ------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST
  $596,727,495).............................................                                           681,292,848
                                                                                                      ------------
(A)REPURCHASE AGREEMENT (COST $23,311,000) 3.3%
Morgan Stanley Inc., 4.65%, 1/04/99 (Maturity Value
  $23,323,044) Collateralized by U.S. Treasury Notes &
  Bonds.....................................................  United States         23,311,000          23,311,000
                                                                                                      ------------
TOTAL INVESTMENTS (COST $620,038,495) 99.5%.................                                           704,603,848
NET EQUITY IN FORWARD CONTRACTS.............................                                                (6,062)
OTHER ASSETS, LESS LIABILITIES .5%..........................                                             3,327,597
                                                                                                      ------------
TOTAL NET ASSETS 100.0%.....................................                                          $707,925,383
                                                                                                      ------------
                                                                                                      ------------

CURRENCY ABBREVIATIONS:

AUD  -- Australian Dollar
BEF  -- Belgian Franc
CAD  -- Canadian Dollar
DEM  -- Deutsche Mark
DKK  -- Danish Krone
GBP  -- British Pound
ITL  -- Italian Lira
NZD  -- New Zealand Dollar
SEK  -- Swedish Krona

*NON INCOME PRODUCING.
**SECURITIES TRADED IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.
(A)AT DECEMBER 31, 1998, ALL REPURCHASE AGREEMENTS HELD BY THE FUND HAD BEEN ENTERED INTO ON THAT DATE.
                       See Notes to Financial Statements.
TA- 12

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in securities, at value (cost $596,727,495)....  $681,292,848
 Repurchase agreement, at value and cost....................    23,311,000
 Cash.......................................................       404,257
 Receivables:
  Investment securities sold................................     1,634,628
  Dividends and interest....................................     4,288,909
 Unrealized gain on forward exchange contracts (Note 6).....        13,093
                                                              ------------
     Total assets...........................................   710,944,735
                                                              ------------
Liabilities:
 Payables:
  Investment securities purchased...........................       648,495
  Fund shares redeemed......................................     1,666,453
  To affiliates.............................................       419,752
 Unrealized loss on forward exchange contracts (Note 6).....        19,155
 Accrued expenses...........................................       265,497
                                                              ------------
     Total liabilities......................................     3,019,352
                                                              ------------
Net assets, at value........................................  $707,925,383
                                                              ============
Net assets consist of:
 Undistributed net investment income........................  $ 21,118,700
 Net unrealized appreciation................................    84,587,550
 Accumulated net realized gain..............................    77,721,110
 Beneficial shares..........................................   524,498,023
                                                              ------------
Net assets, at value........................................  $707,925,383
                                                              ============
CLASS 1:
 Net asset value per share ($692,162,661 / 30,821,329 shares
   outstanding).............................................        $22.46
                                                              ============
CLASS 2:
 Net asset value per share ($15,762,722 / 704,340 shares
  outstanding)..............................................        $22.38
                                                              ============

                       See Notes to Financial Statements.
                                                                          TA- 13

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Investment Income:
 (net of foreign taxes of $1,825,334)
 Dividends..................................................  $ 16,501,479
 Interest...................................................    10,800,065
                                                              ------------
      Total investment income...............................                 $ 27,301,544
Expenses:
 Management fees (Note 3)...................................     4,500,289
 Administrative fees (Note 3)...............................       715,727
 Distribution fees - Class 2 (Note 3).......................        32,593
 Custodian fees.............................................       330,000
 Reports to shareholders....................................       201,000
 Professional fees..........................................        36,900
 Trustees' fees and expenses................................        19,000
 Other......................................................        10,552
                                                              ------------
      Total expenses........................................                    5,846,061
                                                                             ------------
            Net investment income...........................                   21,455,483
                                                                             ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................    82,526,902
  Foreign currency transactions.............................    (3,778,566)
                                                              ------------
      Net realized gain.....................................                   78,748,336
 Net unrealized depreciation on:
  Investments...............................................   (55,891,009)
  Translation of assets and liabilities denominated in
    foreign currencies......................................      (649,958)
                                                              ------------
      Net unrealized depreciation...........................                  (56,540,967)
                                                                             ------------
Net realized and unrealized gain............................                   22,207,369
                                                                             ------------
Net increase in net assets resulting from operations........                 $ 43,662,852
                                                                             ------------
                                                                             ------------

                       See Notes to Financial Statements.
TA- 14

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998              1997
                                                              ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................  $ 21,455,483      $ 22,545,488
  Net realized gain from investments and foreign currency
   transactions.............................................    78,748,336        20,904,466
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................   (56,540,967)       45,084,450
                                                              ------------------------------
     Net increase in net assets resulting from operations...    43,662,852        88,534,404
 Distributions to shareholders from:
  Net investment income:
   Class 1..................................................   (21,506,765)      (17,068,780)
   Class 2..................................................      (313,012)               --
  Net realized gains:
   Class 1..................................................   (21,669,695)      (32,390,362)
   Class 2..................................................      (324,175)               --
 Fund share transactions (Note 2):
   Class 1..................................................   (43,165,375)      140,290,555
   Class 2..................................................     6,008,335         9,840,237
                                                              ------------------------------
     Net increase (decrease) in net assets..................   (37,307,835)      189,206,054
Net assets:
 Beginning of year..........................................   745,233,218       556,027,164
                                                              ------------------------------
 End of year................................................  $707,925,383      $745,233,218
                                                              ------------------------------
                                                              ------------------------------
Undistributed net investment income included in net assets:
 End of year................................................  $ 21,118,700      $ 21,482,994
                                                              ------------------------------
                                                              ------------------------------

                       See Notes to Financial Statements.
                                                                          TA- 15

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Asset Allocation Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and money market instruments. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. INDEXED SECURITIES:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called indexed securities

TA- 16

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. INDEXED SECURITIES (CONT.)
or structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

f. FOREIGN EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                                         1998                                1997
                                                                SHARES         AMOUNT               SHARES         AMOUNT
                                                              --------------------------------------------------------------
CLASS 1 SHARES:
Shares sold.................................................   1,101,798    $  24,979,341          5,703,031    $125,783,146
Shares issued on reinvestment of distributions..............   1,918,954       43,176,460          2,407,943      49,459,142
Shares redeemed.............................................  (5,108,135)    (111,321,176)        (1,580,128)    (34,951,733)
                                                              --------------------------------------------------------------
Net increase (decrease).....................................  (2,087,383)   $ (43,165,375)         6,530,846    $140,290,555
                                                              --------------------------------------------------------------
                                                              --------------------------------------------------------------

                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                                         1998                               1997*
                                                                SHARES         AMOUNT               SHARES         AMOUNT
                                                              --------------------------------------------------------------
CLASS 2 SHARES:
Shares sold.................................................     359,493    $   7,948,841            453,139    $ 10,300,271
Shares issued on reinvestment of distributions..............      28,357          637,187                 --              --
Shares redeemed.............................................    (116,620)      (2,577,693)           (20,029)       (460,034)
                                                              --------------------------------------------------------------
Net increase................................................     271,230    $   6,008,335            433,110    $  9,840,237
                                                              --------------------------------------------------------------
                                                              --------------------------------------------------------------
*Effective date of Class 2 shares was May 1, 1997.

                                                                          TA- 17

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.65%         First $200 million
0.585%        Over $200 million, up to and including $1.3 billion
0.52%         Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

Legal fees of $14,237 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At December 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $620,041,046 was as follows:

Unrealized appreciation.....................................  $172,790,405
Unrealized depreciation.....................................   (88,227,603)
                                                              ------------
Net unrealized appreciation.................................  $ 84,562,802
                                                              ------------
                                                              ------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 aggregated $313,373,692 and $384,649,580, respectively.

6. OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

TA- 18

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Notes to Financial Statements (continued)

6. OFF-BALANCE SHEET RISK (CONT.)
A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of December 31, 1998, the Fund had the following forward exchange contracts outstanding:

                                                                                    IN        SETTLEMENT         UNREALIZED
                                                                                    NGE FOR      DATE            GAIN/(LOSS
                          CONTRACTS TO SELL:                                   ---------------------------------------------
-----------------------------------------------------------------------
1,100,000  British Pound...............................................  U.S.   $1,841,400     1/29/99     U.S.   $ 13,093
                                                                                ----------                        --------
                                                                                ----------
      Unrealized gain on forward exchange contracts....................                                             13,093
                                                                                                                  --------
                              CONTRACTS TO SELL:
-----------------------------------------------------------------------
1,855,000  British Pound...............................................  U.S.   $3,064,460     1/25/99             (19,155)
                                                                                ----------                        --------
                                                                                ----------
      Unrealized loss on forward exchange contracts....................                                            (19,155)
                                                                                                                  --------
        Net unrealized loss on forward exchange contracts..............                                    U.S.   $ (6,062)
                                                                                                                  --------
                                                                                                                  --------

                                                                          TA- 19

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Variable Products Series Fund

We have audited the accompanying statement of assets and liabilities, including the Statement of Investments, of the Templeton Asset Allocation Fund, series of Templeton Variable Products Series Fund (the Trust) as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Templeton Asset Allocation Fund, series of Templeton Variable Products Series Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                      McGladrey & Pullen, LLP

New York, New York
January 28, 1999

TA- 20

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Templeton Asset Allocation Fund hereby designates $77,305,831 as a capital gain dividend for the fiscal year ended December 31, 1998.

Under Section 854(b)(2) of the Internal Revenue Code, the Templeton Asset Allocation Fund hereby designates 4.41% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1998.

                                                                          TA- 21

PAGE

                      This page intentionally left blank.

PAGE


                                                             TEMPLETON BOND FUND


Investment Goal: Templeton Bond Fund seeks high current income. The Fund seeks to achieve its objective through a flexible policy of investing primarily in debt securities of companies, governments and government agencies of various nations throughout the world.

For global bond investors, the year under review was marked by falling raw materials and commodities prices, rising bond prices in the world's major developed markets, and periodic but persistent crises in developing-market countries. The U.S. economy continued to expand for the sixth consecutive year, and unemployment fell to levels not seen since the early 1970s. Inflation remained tame, and the 10-year U.S. Treasury bond yield declined from 5.75% on December 31, 1997 to 4.65% at the end of the fiscal year.(1)

During the reporting period, European economies began to emerge from a sluggish growth environment. Those of Finland, Spain, and the Netherlands grew relatively rapidly, as low, long-term interest rates finally began to stimulate economic activity. By the end of the fiscal year, accelerating growth had spread to Germany, France, and Italy. Many continental European markets also benefited from a convergence in interest rates in countries seeking European Monetary Union membership.

Japan, where banks generally were hamstrung by non-performing loans, presented a different picture. The Japanese government struggled to restructure the economy, but failed, in our view, and Japan remained in a recession throughout the fiscal year. Reduced demand for products from other Asian markets and the yen's persistent weakness put substantial pressure on the economies of the region's developing-market countries.

During the second half of the reporting period, Russia experienced an economic meltdown due largely to its precarious debt financing. To establish at least a semblance of stability, the Russian government devalued the ruble and declared a moratorium on debt service. In addition to having a negative impact on debt instruments of other emerging-market countries, including those of Latin America, Russia's problems also apparently affected developed economies that were dependent on commodity exports or trade with emerging economies. For example, Canada, Australia



GEOGRAPHIC DISTRIBUTION
TEMPLETON BOND FUND
BASED ON TOTAL NET ASSETS
12/31/98


[This chart shows in pie format the geographic distribution of Templeton Bond Fund's portfolio holdings on December 31, 1998, based on total net assets.]

[Pie Chart]


North America                                                  43.4%
Europe                                                         34.7%
Australia/New Zealand                                           7.7%
Latin America                                                   7.7%
Asia                                                            0.4%
Short-Term Investments & Other Net Assets                       6.1%


1. Source: Bloomberg.


                                                                          TB-1

PAGE


PORTFOLIO BREAKDOWN
TEMPLETON BOND FUND
12/31/98

[The following table shows the portfolio breakdown of Templeton Bond Fund's as of December 31, 1998, based on total net assets.]



                                         % OF TOTAL
                                         NET ASSETS
                                         ----------
Government Bonds                            83.5%
Corporate Bonds                             10.4%
Short-Term Investments
& Other Net Assets                           6.1%


For a complete list of portfolio holdings, please see the Fund's Statement of Investments.


and New Zealand experienced rising interest rates and moderate currency declines relative to the U.S. dollar.

During the 12 months under review, we attempted to maximize the Fund's return by allocating about 80-90% of total net assets to intermediate- and long-term bonds in developed markets, and about 10-20% to what we believed to be the highest quality and most liquid bonds available in developing markets. We increased our North American allocation from 36.1% of total net assets to 43.4% and increased our European exposure from 33.7% to 34.7%. Specifically, we augmented the Fund's holdings in Germany, Belgium, and the United Kingdom, while decreasing our positions in Italy and Sweden. This combination appeared to offer the possibility of higher long-term returns with modestly higher short-term volatility. However, our allocation to emerging-market bonds did hamper the Fund's performance as these bonds generally underperformed higher-quality bonds from developed markets.

In 1998, we reduced our use of foreign currency hedging because we felt the U.S. dollar would fall in value against other currencies. Our hedging activities were undertaken in an effort to minimize the loss of value which could arise from the decline in the Fund's holdings of non-U.S. dollar denominated bonds. At the end of the period, the Fund's net U.S. dollar exposure was 50.3%, down from 72.2% on December 31, 1997.

Looking forward, we believe global economic growth may decline modestly and global inflation may be quite benign in the near future. This would be an excellent environment for high-quality bonds and contributes to our positive intermediate-term outlook for the Fund. However, significant risks still exist for global bond investors. If economic instability occurs in Latin America, U.S. exports and economic growth could be depressed, which, in turn, may adversely affect European economic performance.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.


TB-2

PAGE


It is important to remember that the Fund may invest in lower-rated "junk bonds," which have higher credit risks. Foreign securities investments involve special risks including changes in currency values, market price swings, and economic, social, and political developments in the countries where the portfolios are invested. Developing markets involve similar but heightened risks related to their smaller size and lesser liquidity. These risks are discussed in the prospectus.

We thank you for investing in the Templeton Bond Fund and welcome your comments or suggestions.

Sincerely,


/s/ Thomas J. Dickson
Thomas J. Dickson
Portfolio Manager
Templeton Bond Fund


IMPORTANT NOTE:

Beginning January 1, 1999, the Fund will be managed by a team of Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc.


                                                                            TB-3

PAGE


TEMPLETON BOND FUND
CLASS 1


PERFORMANCE SUMMARY AS OF 12/31/98

TOTAL RETURN INDEX COMPARISON
$10,000 INVESTMENT (1/1/89 - 12/31/98)

The J.P. Morgan Global Government Bond Index includes only actively traded fixed-rated bonds with a remaining maturity of one year or longer. It is an aggregate of government securities issued in 13 countries and includes reinvested interest. The Consumer Price Index (CPI) is a commonly used measure of inflation. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Sources for indices are J.P. Morgan and Standard & Poor's Micropal.

[The following line graph hypothetically compares the performance of Templeton Bond Fund Class 1 shares to that of the JP Morgan Global Government Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 1/1/89 - 12/31/98.]

[GRAPH]

Total Return Index Comparison
                  Templeton Bond Fund-Class I     JP Morgan           CPI
                                                    Global
                                               Government Bond
                                                    Index
                 ---------------------------------------------------------------
          1/1/89            $10,000                $10,000          $10,000
         1/31/89            $10,049                 $9,901          $10,051
         2/28/89            $10,020                 $9,885          $10,091
         3/31/89            $10,174                 $9,801          $10,149
         4/30/89            $10,234                 $9,962          $10,216
         5/31/89            $10,264                 $9,855          $10,274
         6/30/89            $10,364                $10,079          $10,299
         7/31/89            $10,485                $10,480          $10,324
         8/31/89            $10,505                $10,170          $10,341
         9/30/89            $10,535                $10,331          $10,373
        10/31/89            $10,635                $10,464          $10,424
        11/30/89            $10,725                $10,557          $10,448
        12/31/89            $10,765                $10,680          $10,464
         1/31/90            $10,671                $10,521          $10,572
         2/28/90            $10,682                $10,407          $10,622
         3/31/90            $10,692                $10,343          $10,680
         4/30/90            $10,588                $10,303          $10,697
         5/31/90            $10,849                $10,632          $10,722
         6/30/90            $10,995                $10,825          $10,780
         7/31/90            $11,110                $11,143          $10,821
         8/31/90            $10,985                $11,056          $10,920
         9/30/90            $11,047                $11,159          $11,012
        10/31/90            $11,183                $11,600          $11,078
        11/30/90            $11,350                $11,804          $11,102
        12/31/90            $11,446                $11,936          $11,102
         1/31/91            $11,623                $12,206          $11,169
         2/28/91            $11,679                $12,218          $11,186
         3/31/91            $11,745                $11,837          $11,202
         4/30/91            $11,834                $11,980          $11,218
         5/31/91            $11,911                $11,990          $11,251
         6/30/91            $11,845                $11,830          $11,285
         7/31/91            $11,978                $12,080          $11,302
         8/31/91            $12,299                $12,331          $11,334
         9/30/91            $12,576                $12,780          $11,385
        10/31/91            $12,753                $12,907          $11,401
        11/30/91            $12,909                $13,117          $11,434
        12/31/91            $13,262                $13,780          $11,443
         1/31/92            $12,949                $13,510          $11,459
         2/29/92            $12,973                $13,471          $11,501
         3/31/92            $12,852                $13,346          $11,559
         4/30/92            $12,900                $13,457          $11,575
         5/31/92            $13,202                $13,839          $11,592
         6/30/92            $13,516                $14,217          $11,633
         7/31/92            $13,914                $14,530          $11,659
         8/31/92            $14,035                $14,917          $11,691
         9/30/92            $13,986                $14,902          $11,724
        10/31/92            $13,878                $14,530          $11,766
        11/30/92            $13,793                $14,272          $11,782
        12/31/92            $13,996                $14,407          $11,775
         1/31/93            $14,278                $14,652          $11,833
         2/28/93            $14,650                $14,888          $11,874
         3/31/93            $14,663                $15,116          $11,916
         4/30/93            $14,727                $15,392          $11,949
         5/31/93            $14,740                $15,489          $11,965
         6/30/93            $14,971                $15,502          $11,982
         7/31/93            $15,202                $15,509          $11,982
         8/31/93            $15,446                $15,968          $12,015
         9/30/93            $15,382                $16,136          $12,040
        10/31/93            $15,536                $16,128          $12,090
        11/30/93            $15,318                $16,010          $12,098
        12/31/93            $15,600                $16,174          $12,098
         1/31/94            $15,909                $16,327          $12,132
         2/28/94            $15,408                $16,148          $12,174
         3/31/94            $14,894                $16,074          $12,215
         4/30/94            $14,825                $16,061          $12,232
         5/31/94            $14,743                $15,928          $12,239
         6/30/94            $14,661                $16,117          $12,281
         7/31/94            $14,743                $16,269          $12,313
         8/31/94            $14,771                $16,227          $12,364
         9/30/94            $14,771                $16,307          $12,397
        10/31/94            $14,948                $16,551          $12,406
        11/30/94            $14,853                $16,343          $12,422
        12/31/94            $14,839                $16,381          $12,422
         1/31/95            $14,921                $16,712          $12,471
         2/28/95            $15,201                $17,143          $12,521
         3/31/95            $15,459                $18,015          $12,562
         4/30/95            $15,761                $18,302          $12,604
         5/31/95            $16,163                $18,813          $12,629
         6/30/95            $16,220                $18,931          $12,654
         7/31/95            $16,278                $19,020          $12,653
         8/31/95            $16,163                $18,492          $12,688
         9/30/95            $16,421                $18,908          $12,711
        10/31/95            $16,694                $19,093          $12,753
        11/30/95            $16,794                $19,306          $12,744
        12/31/95            $17,053                $19,545          $12,736
         1/31/96            $16,952                $19,344          $12,811
         2/29/96            $16,867                $19,232          $12,852
         3/31/96            $16,915                $19,202          $12,918
         4/30/96            $17,011                $19,131          $12,968
         5/31/96            $17,091                $19,150          $12,993
         6/30/96            $17,300                $19,318          $13,001
         7/31/96            $17,364                $19,673          $13,026
         8/31/96            $17,589                $19,755          $13,051
         9/30/96            $17,813                $19,864          $13,092
        10/31/96            $18,182                $20,258          $13,134
        11/30/96            $18,632                $20,547          $13,159
        12/31/96            $18,664                $20,404          $13,159
         1/31/97            $18,439                $19,894          $13,200
         2/28/97            $18,388                $19,756          $13,240
         3/31/97            $18,301                $19,606          $13,273
         4/30/97            $18,422                $19,496          $13,289
         5/31/97            $18,526                $19,956          $13,281
         6/30/97            $18,734                $20,183          $13,296
         7/31/97            $18,838                $20,109          $13,312
         8/31/97            $18,786                $20,084          $13,338
         9/30/97            $19,132                $20,530          $13,371
        10/31/97            $18,993                $20,965          $13,404
        11/30/97            $19,011                $20,713          $13,396
        12/31/97            $19,132                $20,690          $13,380
         1/31/98            $19,339                $20,898          $13,404
         2/28/98            $19,512                $21,053          $13,431
         3/31/98            $19,596                $20,895          $13,458
         4/30/98            $19,652                $21,216          $13,482
         5/31/98            $19,633                $21,308          $13,507
         6/30/98            $19,633                $21,367          $13,523
         7/31/98            $19,689                $21,425          $13,539
         8/31/98            $18,929                $22,017          $13,555
         9/30/98            $19,800                $23,167          $13,572
        10/31/98            $20,244                $23,686          $13,604
        11/30/98            $20,411                $23,418          $13,604
        12/31/98            $20,504                $23,859          $13,596


EXPENSES: Performance reflects the Fund's Class 1 operating expenses, but does not include any Contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges. Past expense reductions by the Investment Manager increased returns.

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

TEMPLETON BOND FUND - CLASS 1
PERIODS ENDED 12/31/98

                                                                         SINCE
                                                                       INCEPTION
                                       1-YEAR     5-YEAR    10-YEAR    (8/31/88)
                                       ------     ------    -------    ---------
Cumulative Total Return                 7.17%     31.43%    105.04%     108.93%

Average Annual Total Return             7.17%      5.62%      7.45%       7.38%

Value of $10,000 Investment           $10,717    $13,143    $20,504     $20,893

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


TB-4             Past performance cannot predict or guarantee of future results.

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Financial Highlights

                                                                                              CLASS 1
                                                                  ---------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                  ---------------------------------------------------------------
                                                                   1998          1997          1996          1995          1994
                                                                  ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................        $11.06        $11.63        $11.88        $10.86        $12.15
                                                                  ---------------------------------------------------------------
Income from investment operations:
 Net investment income.....................................           .79           .80           .85           .80           .71
 Net realized and unrealized gains (losses)................          (.03)         (.53)          .14           .76         (1.28)
                                                                  ---------------------------------------------------------------
Total from investment operations...........................           .76           .27           .99          1.56          (.57)
                                                                  ---------------------------------------------------------------
Less distributions from:
 Net investment income.....................................          (.75)         (.84)        (1.24)         (.54)         (.55)
 Net realized gains........................................            --            --            --            --          (.17)
                                                                  ---------------------------------------------------------------
Total distributions........................................          (.75)         (.84)        (1.24)         (.54)         (.72)
                                                                  ---------------------------------------------------------------
Net asset value, end of year...............................        $11.07        $11.06        $11.63        $11.88        $10.86
                                                                  ---------------------------------------------------------------
                                                                  ---------------------------------------------------------------
Total Return*..............................................         7.17%         2.51%         9.45%        14.92%       (4.88)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................       $30,207       $31,826       $34,046       $32,910       $29,343
Ratios to average net assets:
 Expenses..................................................          .73%          .68%          .68%          .78%          .90%
 Net investment income.....................................         6.83%         6.90%         7.35%         7.14%         6.80%
Portfolio turnover rate....................................        89.86%       154.23%       141.19%       188.11%       203.91%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE.
                       See Notes to Financial Statements.
TB- 5

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL
                                                                   AMOUNT*              VALUE
LONG TERM SECURITIES 93.9%
ARGENTINA 1.2%
Republic of Argentina, 10.95%, 11/01/99.....................    $      350,000        $   357,000
                                                                                      -----------
AUSTRALIA 4.0%
Government of Australia, 6.75%, 11/15/06....................         1,785,000 AUD      1,222,903
                                                                                      -----------
BELGIUM 3.8%
Kingdom of Belgium, 6.25%, 3/28/07..........................        33,820,000 BEF      1,141,485
                                                                                      -----------
BRAZIL .3%
Government of Brazil, FRN, 6.188%, 4/15/09..................           170,000             94,031
                                                                                      -----------
CANADA 7.4%
Government of Canada:
  9.00%, 12/01/04...........................................         1,850,000 CAD      1,459,308
  10.25%, 3/15/14...........................................           415,000 CAD        417,688
  9.00%, 6/01/25............................................           345,000 CAD        344,227
                                                                                      -----------
                                                                                        2,221,223
                                                                                      -----------
DENMARK 2.1%
Kingdom of Denmark:
  9.00%, 11/15/00...........................................           880,000 DKK        150,877
  8.00%, 5/15/03............................................         2,570,000 DKK        468,936
                                                                                      -----------
                                                                                          619,813
                                                                                      -----------
GERMANY 8.7%
Hypothekenbank In Essen AG, 5.25%, 1/22/08, Series 502......         1,830,000 DEM      1,176,491
Treuhandanstalt, 7.50%, 9/09/04.............................         2,000,000 DEM      1,438,761
                                                                                      -----------
                                                                                       2,615,252
                                                                                      -----------
INDIA .1%
Essar Steel Ltd., FRN, 8.40%, 7/20/99, Reg S................            50,000             36,250
                                                                                      -----------
ITALY 6.9%
Buoni Poliennali del Tesoro:
  10.50%, 7/15/00...........................................     1,185,000,000 ITL        789,070
  7.75%, 11/01/06...........................................     1,700,000,000 ITL      1,285,612
                                                                                      -----------
                                                                                        2,074,682
                                                                                      -----------
MEXICO 4.5%
United Mexican States:
  9.75%, 2/06/01............................................           530,000            543,913
  11.375%, 9/15/16..........................................           175,000            182,000
  6.25%, 12/31/19...........................................           800,000            624,500
                                                                                      -----------
                                                                                        1,350,413
                                                                                      -----------
NEW ZEALAND 3.7%
Government of New Zealand:
  6.50%, 2/15/00............................................         1,015,000 NZD        544,475
  7.00%, 7/15/09............................................           990,000 NZD        586,854
                                                                                      -----------
                                                                                        1,131,329
                                                                                      -----------
NORWAY 2.0%
Statkraft SF, 7.50% 11/10/99................................         1,000,000 DEM        617,195
                                                                                      -----------
PANAMA .5%
Republic of Panama, 8.875%, 9/30/27.........................           170,000            160,650
                                                                                      -----------
PERU .5%
Republic of Peru, FRN, 4.00%, 3/07/17.......................           235,000            148,637
                                                                                      -----------
SWEDEN 3.0%
Sweden Kingdom, 10.25%, 5/05/03.............................         5,900,000 SEK        917,057
                                                                                      -----------
TURKEY .3%
Republic of Turkey, 9.875%, 2/23/05.........................           100,000             88,057
                                                                                      -----------

                                                                           TB- 6

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL
                                                                   AMOUNT*              VALUE
LONG TERM SECURITIES (CONT.)
UNITED KINGDOM 8.2%
United Kingdom:
  6.50%, 12/07/03...........................................           820,000 GBP    $ 1,494,213
  7.50%, 12/07/06...........................................           500,000 GBP        996,589
                                                                                      -----------
                                                                                        2,490,802
                                                                                      -----------
UNITED STATES 36.0%
Fannie Mae, 6.875%, 6/07/02.................................           475,000 GBP        831,847
Ford Motor Credit Corp., 8.21%, 3/16/99.....................         1,300,000          1,307,194
U.S. Treasury Bond, 5.25%, 11/15/28.........................         4,395,000          4,506,251
U.S. Treasury Notes:
  4.625%, 11/30/00..........................................         2,550,000          2,552,392
  7.25%, 8/15/04............................................         1,072,000          1,206,000
  6.125%, 11/15/27..........................................           412,000            461,569
                                                                                      -----------
                                                                                       10,865,253
                                                                                      -----------
VENEZUELA .7%
Republic of Venezuela, 144A, 9.125%, 6/18/07................           300,000            210,750
                                                                                      -----------
TOTAL LONG TERM SECURITIES (COST $27,810,904)...............                           28,362,782
                                                                                      -----------
SHORT TERM INVESTMENTS 4.5%
Federal Farm Credit Banks, 5.04% to 5.09% with maturities to
  1/28/99...................................................           425,000            423,664
Federal Home Loan Bank, 5.05%, 1/22/99......................           270,000            269,293
Federal Home Loan Mortgage Corp., 5.04% to 5.147% with
  maturities to 2/24/99.....................................           611,000            607,539
U.S. Treasury Bills, 4.37%, 3/04/99.........................            60,000             59,573
                                                                                      -----------
TOTAL SHORT TERM INVESTMENTS (COST $1,359,364)..............                            1,360,069
                                                                                      -----------
TOTAL INVESTMENTS (COST $29,170,268) 98.4%..................                           29,722,851
NET EQUITY IN FORWARD CONTRACTS.............................                              (1,035)
OTHER ASSETS, LESS LIABILITIES 1.6%.........................                              485,071
                                                                                      -----------
TOTAL NET ASSETS 100.0%.....................................                          $30,206,887
                                                                                      -----------
                                                                                      -----------

CURRENCY ABBREVIATIONS:

AUD  -- Australian Dollar
BEF  -- Belgian Franc
CAD  -- Canadian Dollar
DEM  -- German Mark
DKK  -- Danish Krone
GBP  -- British Pound
ITL  -- Italian Lira
NZD  -- New Zealand Dollar
SEK  -- Swedish Krone

*SECURITIES TRADED IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.
                       See Notes to Financial Statements.
TB- 7

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in securities, at value (cost $29,170,268).....  $29,722,851
 Cash.......................................................       29,771
 Receivables:
  Fund shares sold..........................................           39
  Interest..................................................      495,437
 Unrealized gain on forward exchange contracts (Note 6).....        2,321
                                                              -----------
     Total assets...........................................   30,250,419
                                                              -----------
Liabilities:
 Payables:
  Fund shares redeemed......................................        1,189
  To affiliates.............................................       15,307
 Unrealized loss on forward exchange contracts (Note 6).....        3,356
 Accrued expenses...........................................       23,680
                                                              -----------
     Total liabilities......................................       43,532
                                                              -----------
Net assets, at value........................................  $30,206,887
                                                              ===========
Net assets consist of:
 Undistributed net investment income........................  $ 1,116,147
 Net unrealized appreciation................................      557,346
 Accumulated net realized loss..............................   (2,227,746)
 Beneficial shares..........................................   30,761,140
                                                              -----------
Net assets, at value........................................  $30,206,887
                                                              ===========
CLASS 1:
 Net asset value per share ($30,206,887 / 2,728,741 shares
  outstanding)..............................................       $11.07
                                                              ===========

                       See Notes to Financial Statements.
                                                                           TB- 8

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Interest Income.............................................              $ 2,301,159
Expenses:
 Management fees (Note 3)...................................  $ 152,272
 Administrative fees (Note 3)...............................     29,088
 Custodian fees.............................................     10,000
 Reports to shareholders....................................     11,600
 Registration and filing fees...............................      1,900
 Professional fees..........................................     17,300
 Other......................................................        271
                                                              ---------
      Total expenses........................................                  222,431
                                                                          -----------
            Net investment income...........................                2,078,728
                                                                          -----------
Realized and unrealized losses:
 Net realized loss from:
  Investments...............................................   (534,364)
  Foreign currency transactions.............................   (470,084)
                                                              ---------
      Net realized loss.....................................               (1,004,448)
 Net unrealized appreciation on:
  Investments...............................................    993,306
  Translation of assets and liabilities denominated in
   foreign currencies.......................................     21,110
                                                              ---------
      Net unrealized appreciation...........................                1,014,416
                                                                          -----------
Net realized and unrealized gain............................                    9,968
                                                                          -----------
Net increase in net assets resulting from operations........              $ 2,088,696
                                                                          -----------
                                                                          -----------

                       See Notes to Financial Statements.
TB- 9

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                 1998             1997
                                                              ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................  $ 2,078,728      $ 2,268,900
  Net realized gain (loss) from investments and foreign
   currency transactions....................................   (1,004,448)          28,170
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................    1,014,416       (1,501,377)
                                                              ----------------------------
     Net increase in net assets resulting from operations...    2,088,696          795,693
 Distributions to shareholders from:
  Net investment income - Class 1...........................   (2,063,703)      (2,415,770)
 Fund share transactions - Class 1 (Note 2).................   (1,644,280)        (599,630)
                                                              ----------------------------
     Net decrease in net assets.............................   (1,619,287)      (2,219,707)
Net assets:
 Beginning of year..........................................   31,826,174       34,045,881
                                                              ----------------------------
 End of year................................................  $30,206,887      $31,826,174
                                                              ----------------------------
                                                              ----------------------------
Undistributed net investment income included in net assets:
 End of year................................................  $ 1,116,147      $ 2,029,360
                                                              ----------------------------
                                                              ----------------------------

                       See Notes to Financial Statements.
                                                                          TB- 10

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Bond Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high current income through a flexible policy of investing primarily in debt securities of companies, governments and government agencies of various nations throughout the world. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. INDEXED SECURITIES:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called indexed securities or

TB- 11

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. INDEXED SECURITIES (CONT.)
structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

f. FOREIGN EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's Class 1 shares were as follows:

                                                              ----------------YEAR-ENDED-DECEMBER-31,----------------
                                                              -------------------------------------------------------
                                                              ---------1998----------------------------1997----------
                                                               SHARES       AMOUNT             SHARES       AMOUNT
                                                              -------------------------------------------------------
CLASS 1 SHARES:
Shares sold.................................................   371,187    $ 3,983,652          419,880    $ 4,620,322
Shares issued on reinvestment of distributions..............   195,983      2,063,703          225,352      2,415,770
Shares redeemed.............................................  (716,054)    (7,691,635)        (695,358)    (7,635,722)
                                                              -------------------------------------------------------
Net decrease................................................  (148,884)   $(1,644,280)         (50,126)   $  (599,630)
                                                              -------------------------------------------------------
                                                              -------------------------------------------------------

As of December 31, 1998, there were no transactions in the Fund's Class 2 shares.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.50%         First $200 million
0.45%         Over $200 million, up to and including $1.3 billion
0.40%         Over $1.3 billion

                                                                          TB- 12

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

Legal fees of $544 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At December 31, 1998, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

2002........................................................  $  430,899
2003........................................................  $1,434,120
                                                              ----------
                                                              $1,865,019
                                                              ----------
                                                              ----------

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At December 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $1,154,978
Unrealized depreciation.....................................    (602,395)
                                                              ----------
Net unrealized appreciation.................................  $  552,583
                                                              ----------
                                                              ----------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 aggregated $25,606,779 and $29,168,557, respectively.

6. OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

TB- 13

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Notes to Financial Statements (continued)

6. OFF-BALANCE SHEET RISK (CONT.)
As of December 31, 1998, the Fund had the following forward exchange contracts outstanding:

                                                                                  IN        SETTLEMENT         UNREALIZED
                                                                             EXCHANGE FOR      DATE           GAIN/(LOSS)
CONTRACTS TO SELL:                                                          ---------------------------------------------
---------------------------------------------------------------------
195,000  British Pound...............................................  U.S.    $326,430      1/29/99     U.S.    $ 2,321
                                                                               --------                          -------
                                                                               --------
     Unrealized gain on forward exchange contracts...................                                              2,321
                                                                                                                 -------
CONTRACTS TO SELL:
--------------
325,000  British Pound...............................................  U.S.    $536,900      1/25/99              (3,356)
                                                                               --------                          -------
                                                                               --------
     Unrealized loss on forward exchange contracts...................                                             (3,356)
                                                                                                                 -------
        Net unrealized loss on forward exchange contracts............                                    U.S.    $(1,035)
                                                                                                                 -------
                                                                                                                 -------

                                                                          TB- 14

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Variable Products Series Fund

We have audited the accompanying statement of assets and liabilities, including the Statement of Investments, of the Templeton Bond Fund, series of Templeton Variable Products Series Fund (the Trust) as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Templeton Bond Fund, series of Templeton Variable Products Series Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                      McGladrey & Pullen, LLP

New York, New York
January 28, 1999

TB- 15

PAGE



                      This page intentionally left blank.

PAGE


                                               TEMPLETON DEVELOPING MARKETS FUND


Investment Goal: Templeton Developing Markets Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of issuers in countries having developing markets.

This annual report of Templeton Developing Markets Fund covers the 12 months ended December 31, 1998. During this period, Asia's financial turmoil, coupled with Russia's economic meltdown, contributed to major stock market declines in developing countries.

In early 1998, signs of economic stability surfaced in Asia, as the International Monetary Fund (IMF) introduced aid packages to many nations, allowing them to restructure their long-term debt. After receiving the promise of IMF aid, the Indonesian government started implementing the reforms required to ensure the aid's arrival. However, when food and fuel subsidies were removed, soaring prices sent many Indonesians protesting in the streets, and President Suharto was forced to resign in May. Shortly after, the Japanese yen began to fall against the U.S. dollar, reducing Japan's demand for regional imports. But the U.S. and Japanese governments intervened to stabilize the yen in June, and many long-suffering Asian stock markets rebounded.

Emerging markets were subjected to another crisis in late summer when Russia's central bank suspended repayment of foreign debt and devalued the ruble. Political chaos ensued, and Russian banks purchased U.S. dollars to the point that ruble trading was temporarily halted. Initially, Russia's catastrophe had a negative effect on the world's economy, especially emerging market equities, and contributed to a major U.S. stock market correction, but it did have at least one positive effect. It prompted the international banking community to address complaints regarding the economies of Malaysia and Brazil.

Latin America also had its share of problems. Commodity prices, the driving force of many Latin American economies, generally continued to decline during the first half of 1998 due in part to lack of demand from Asia. Some Asian countries' currency devaluations added to the region's woes as the risk grew of cheaper Asian exports

GEOGRAPHIC DISTRIBUTION
TEMPLETON DEVELOPING MARKETS FUND
BASED ON TOTAL NET ASSETS
12/31/98

[This chart shows in pie format the geographic distribution of Templeton Developing Markets Fund's portfolio holdings on December 31, 1998, based on total net assets.]

Asia                                                  52.8%
Latin America                                         29.5%
Middle East/Africa                                     9.4%
Europe                                                 6.3%
New Zealand                                            0.1%
Short-Term Investments & Other Net Assets              1.9%

                                                                            TD-1

PAGE


TOP 10 COUNTRIES
REPRESENTED IN THE FUND
TEMPLETON DEVELOPING MARKETS FUND
12/31/98


[This table shows the top 10 country allocations for Templeton Developing Markets Fund's as of December 31, 1998, based on total net assets.]


                                               % OF TOTAL
COUNTRY                                        NET ASSETS
-------                                       ----------
South Korea                                      11.8%
Brazil                                           10.8%
Singapore                                         9.1%
Mexico                                            7.6%
Thailand                                          7.5%
South Africa                                      7.5%
Hong Kong                                         6.0%
Argentina                                         4.3%
Indonesia                                         4.3%
Philippines                                       3.8%

being substituted for Latin American export products, and most Latin American stock markets experienced significant losses. However, the Asian crisis apparently gave Latin American governments a glimpse of the possible future if reforms were not undertaken. Some privatization efforts were accelerated during the period, and in certain cases reforms were introduced to boost government income to compensate for dwindling tax revenues. Towards the period's end, most major Latin American markets, in our opinion, were striking a precarious balance between negative factors abroad and more positive events at home.

On December 31, 1998, the Fund owned investments in 33 countries, with South Korea being our largest country holding (11.8% of total net assets). Our largest regional holdings were Asia (52.8%), followed by Latin America (29.5%), Middle East/Africa (9.4%), and Europe (6.3%). Only 1.9% of the Fund's total net assets were held in short-term investments and other net assets, down from 24.9% on December 31, 1997. This reflected a major restructuring of the Fund's holdings during the first half of the year, and the exceptional buying opportunities that we found later in the year.

Looking forward, we are optimistic about developing markets' long-term prospects if their governments institute needed reforms. In the past, investors have generally tolerated unfair business practices and abuse of minority shareholder rights in emerging markets. But after the economic and political turmoil of 1997 and 1998, many investors in foreign securities are not prepared to endure such conditions. In our opinion, governments that institute reforms that create fair and equitable markets may gain a substantial increase of investment within their borders. Although short-term corrections remain potential risks, we believe competition between foreign and domestic investors may increase demand and drive equity prices higher in the long term.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.


TD-2

PAGE


Of course, investing in emerging markets involves special considerations, which may include risks related to market and currency volatility, adverse social, economic and political developments and the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, while the Hong Kong equity market has increased 1,049% in the last 15 years, it has suffered five quarterly declines of more than 20% during that time.(1) These special risks and other considerations are discussed in the Fund's prospectus.

We thank you for investing in Templeton Developing Markets Fund, and welcome your comments or suggestions.

Sincerely,


/s/ Dr. J. Mark Mobius
Dr. J. Mark Mobius
Portfolio Manager
Templeton Developing Markets Fund


TOP 10 HOLDINGS
TEMPLETON DEVELOPING MARKETS FUND
12/31/98

[This following table shows the top 10 investment holdings of Templeton Developing Markets Fund's on December 31, 1998, based on total net assets.]

COMPANY,
INDUSTRY,                                                            % OF TOTAL
COUNTRY                                                              NET ASSETS
---------                                                            ----------
Hana Bank
Banking, South Korea                                                   2.9%

Telecomunicacoes
Brasileiras SA (Telebras)
Telecommunications, Brazil                                            2.6%

Cemex SA, B
Building Materials
& Components, Mexico                                                   2.1%

Telefonos de Mexico SA
(Telmex), L, ADR
Telecommunications, Mexico                                             1.8%

Thai Farmers Bank
Public Co. Ltd.
Banking, Thailand                                                      1.7%

Investimentos Itau SA, pfd.
Multi-Industry, Brazil                                                 1.5%

Public Bank Bhd.
Banking, Malaysia                                                      1.4%

Korea Electric Power Corp.
Utilities Electrical & Gas,
South Korea                                                            1.4%

Compania De
Telecomunicaciones
De Chile SA, ADR
Telecommunications, Chile                                              1.4%

Belle Corp.
Real Estate, Philippines                                               1.4%


For a complete list of portfolio holdings, please see the Fund's Statement of Investments.


(1). Source: Bloomberg. Based on quarterly percentage price change over 15 years ended December 31, 1998. Market return is measured in local currency.


                                                                            TD-3

PAGE


TEMPLETON DEVELOPING MARKETS FUND
CLASS 1


PERFORMANCE SUMMARY AS OF 12/31/98

TOTAL RETURN INDEX COMPARISON
$10,000 INVESTMENT (3/4/96 - 12/31/98)

The Morgan Stanley Capital International (MSCI) World Index includes approximately 1,500 companies representing the stock markets of 22 countries including some developed countries, such as the U.S., Canada, United Kingdom and Japan, in which the Fund is not allowed to invest. The International Finance Corporation's (IFC) Investable Composite Index was designed to reflect the performance of emerging market investments and includes approximately 2,000 companies that foreigners can buy in 30 countries. The MSCI Emerging Markets Free Index covers 27 emerging markets and takes into account local market restrictions on share ownership by foreigners. The Consumer Price Index (CPI) is a commonly used measure of inflation. Indices include reinvested dividends. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Sources for indices are MSCI and Standard & Poor's Micropal.

[The following line graph hypothetically compares the performane of Templeton Developing Markets Fund Class 1 shares to that of the MSCI World Index, the IFC Investable Composite Index, the MSCI Emerging Markets Free Index and the Consumer Price Index (CPI), based on a $10,000 investment from 3/4/96 - 12/31/98.]

[LINE GRAPH]

Total Return Index Comparison
                  Templeton Developing Markets  MSCI World Index IFC Investable   MSCI Emerging        CPI
                          Fund-Class I                           Composite Index  Markets Free
                                                                                      Index
        --------------------------------------------------------------------------------------------------------
          3/4/96            $10,000                 $10,000          $10,000         $10,000         $10,000
         3/31/96            $10,020                 $10,169          $10,144         $9,974          $10,052
         4/30/96             $9,980                 $10,409          $10,550         $10,373         $10,091
         5/31/96            $10,010                 $10,420          $10,461         $10,326         $10,110
         6/30/96             $9,800                 $10,475          $10,584         $10,391         $10,116
         7/31/96             $9,250                 $10,107          $9,889          $9,681          $10,136
         8/31/96             $9,250                 $10,225          $10,195         $9,928          $10,155
         9/30/96             $9,370                 $10,627          $10,346         $10,014         $10,187
        10/31/96             $9,140                 $10,703          $10,123         $9,747          $10,219
        11/30/96             $9,460                 $11,305          $10,273         $9,911          $10,239
        12/31/96             $9,430                 $11,126          $10,318         $9,955          $10,239
         1/31/97            $10,110                 $11,261          $11,047         $10,635         $10,271
         2/28/97            $10,349                 $11,393          $11,587         $11,090         $10,302
         3/31/97            $10,138                 $11,170          $11,302         $10,799         $10,327
         4/30/97             $9,896                 $11,537          $11,109         $10,818         $10,340
         5/31/97             $9,816                 $12,251          $11,487         $11,127         $10,334
         6/30/97             $9,987                 $12,864          $11,983         $11,723         $10,346
         7/31/97            $10,369                 $13,458          $12,104         $11,898         $10,358
         8/31/97             $9,373                 $12,560          $10,558         $10,384         $10,378
         9/30/97             $9,614                 $13,244          $10,893         $10,672         $10,404
        10/31/97             $7,873                 $12,549          $9,110          $8,920          $10,430
        11/30/97             $7,077                 $12,773          $8,674          $8,595          $10,424
        12/31/97             $6,675                 $12,931          $8,797          $8,802          $10,411
         1/31/98             $6,262                 $13,293          $8,218          $8,112          $10,430
         2/28/98             $6,977                 $14,195          $9,056          $8,958          $10,451
         3/31/98             $7,139                 $14,796          $9,411          $9,347          $10,472
         4/30/98             $6,902                 $14,943          $9,436          $9,245          $10,491
         5/31/98             $5,822                 $14,758          $8,259          $7,978          $10,510
         6/30/98             $5,113                 $15,110          $7,417          $7,141          $10,522
         7/31/98             $5,143                 $15,088          $7,710          $7,368          $10,535
         8/31/98             $3,950                 $13,078          $5,543          $5,238          $10,547
         9/30/98             $4,166                 $13,312          $5,806          $5,570          $10,560
        10/31/98             $4,763                 $14,518          $6,478          $6,156          $10,585
        11/30/98             $5,370                 $15,383          $6,965          $6,668          $10,585
        12/31/98             $5,277                 $16,137          $6,859          $6,572          $10,579




EXPENSES: Performance reflects the Fund's Class 1 operating expenses, but does not include any Contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges. Past expense reductions by the Investment Manager increased returns.

INDEX CHANGE: We are replacing the MSCI World Index with the MSCI Emerging Markets Free Index because we believe the composition of this index provides for a more appropriate comparison to the Fund's current and past portfolio. As previously noted, the MSCI World Index includes the stock markets of a number of developed countries in which the Fund does not invest.


TD-4                Past performance cannot predict or guarantee future results.

PAGE


TEMPLETON DEVELOPING MARKETS FUND
CLASS 1

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

TEMPLETON DEVELOPING MARKETS FUND - CLASS 1
PERIODS ENDED 12/31/98

                                                                        SINCE
                                                                      INCEPTION
                                                            1-YEAR     (3/4/96)
                                                            ------    ---------
Cumulative Total Return                                     -20.94%    -47.23%

Average Annual Total Return                                 -20.94%    -20.25%

Value of $10,000 Investment                                 $7,906     $5,277

                                                           12/31/97   12/31/98
                                                           --------   --------
One-Year Total Return                                       -29.22%    -20.94%


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


Past performance cannot predict or guarantee future results.                TD-5

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Financial Highlights

                                                                                  CLASS 1
                                                                   -------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------
                                                                     1998           1997          1996+
                                                                   -------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................          $6.63          $9.43        $10.00
                                                                   -------------------------------------
Income from investment operations:
 Net investment income......................................            .07            .09           .05
 Net realized and unrealized losses.........................          (1.42)         (2.82)         (.62)
                                                                   -------------------------------------
Total from investment operations............................          (1.35)         (2.73)         (.57)
                                                                   -------------------------------------
Less distributions from:
 Net investment income......................................           (.09)          (.04)           --
 Net realized gains.........................................           (.06)          (.03)           --
                                                                   -------------------------------------
Total distributions.........................................           (.15)          (.07)           --
                                                                   -------------------------------------
Net asset value, end of year................................          $5.13          $6.63         $9.43
                                                                   -------------------------------------
                                                                   -------------------------------------
Total Return*...............................................       (20.94)%       (29.22)%       (5.70)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................       $180,684       $163,459       $72,245
Ratios to average net assets:
 Expenses...................................................          1.66%          1.58%         1.70%**
 Expenses, excluding waiver and payments by affiliate.......          1.66%          1.58%         1.78%**
 Net investment income......................................          1.67%          1.63%         1.52%**
Portfolio turnover rate.....................................         23.22%         23.82%         9.95%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
+FOR THE PERIOD MARCH 4, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.
                                                                           TD- 6

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Financial Highlights (continued)

                                                                         CLASS 2
                                                                -------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                                -------------------------
                                                                  1998            1997+
                                                                -------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................       $6.62            $9.85
                                                                -------------------------
Income from investment operations:
 Net investment income......................................         .07              .04
 Net realized and unrealized losses.........................       (1.42)           (3.27)
                                                                -------------------------
Total from investment operations............................       (1.35)           (3.23)
                                                                -------------------------
Less distributions from:
 Net investment income......................................        (.09)              --
 Net realized gains.........................................        (.06)              --
                                                                -------------------------
Total distributions.........................................        (.15)              --
                                                                -------------------------
Net asset value, end of year................................       $5.12            $6.62
                                                                -------------------------
                                                                -------------------------
Total Return*...............................................    (21.03)%         (32.79)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................     $17,287           $9,569
Ratios to average net assets:
 Expenses...................................................       1.91%            1.77%**
 Net investment income......................................       1.44%            1.48%**
Portfolio turnover rate.....................................      23.22%           23.82%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
+FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997.
                       See Notes to Financial Statements.
TD- 7

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                                                       INDUSTRY                    SHARES           VALUE
                                                                       --------------------------------------------------
LONG TERM SECURITIES 98.1%
ARGENTINA 4.3%
Aluar Aluminio Argentino SA, B........................       Misc Materials & Commodities             8,400      $     21,019
Astra Cia Argentina de Petroleo SA....................              Energy Sources                   70,000            82,674
*Atanor Cia Nacional Para la Industria Quimica SA,
  D...................................................                Chemicals                     161,169            91,949
Banco de Galicia y Buenos Aires SA, B.................                 Banking                       81,205           357,624
Banco Frances SA......................................                 Banking                       36,000           255,830
*Buenos Aires Embotelladora SA (BAESA), B, ADR........           Beverages & Tobacco                 29,000               290
*Capex SA, A..........................................        Utilities Electrical & Gas             25,000           143,379
Central Costanera SA, B...............................        Utilities Electrical & Gas             35,860            87,936
Juan Minetti SA.......................................     Building Materials & Components           15,300            42,113
Molinos Rio de la Plata SA, B.........................        Food & Household Products              62,018           145,874
Nobleza Piccardo Sdad Industrial Comercial y
  Financial...........................................           Beverages & Tobacco                 53,451           181,897
Perez Companc SA, B...................................              Energy Sources                  129,000           546,162
Quilmes Industrial SA, ADR............................           Beverages & Tobacco                107,500         1,001,094
Siderca SA, A.........................................             Metals & Mining                  276,000           314,923
*Sociedad Comercial del Plata Cadelplata Come.........              Multi-Industry                  513,950           362,661
Telecom Argentina Stet-France SA, ADR.................            Telecommunications                 18,800           517,000
Telefonica de Argentina SA, B, ADR....................            Telecommunications                 31,830           889,251
Transportadora de Gas del Sur SA, B...................        Utilities Electrical & Gas            321,515           637,173
Transportadora de Gas del Sur SA, B, ADR..............        Utilities Electrical & Gas             82,800           838,350
YPF Sociedad Anonima, ADR.............................              Energy Sources                   71,834         2,006,862
                                                                                                                 ------------
                                                                                                                    8,524,061
                                                                                                                 ------------
BOTSWANA .2%
Sechaba Brewery Holding Ltd. .........................           Beverages & Tobacco                326,700           377,723
                                                                                                                 ------------
BRAZIL 10.8%
Aracruz Celulose SA, ADR..............................         Forest Products & Paper              267,200         2,137,600
Banco Bradesco SA BBD.................................                 Banking                  156,249,544           817,295
Banco Bradesco SA BBD, pfd. ..........................                 Banking                  178,686,488           990,854
*Banco Bradesco SA BBD, pfd., rts. ...................                 Banking                    7,406,401             4,217
*Banco Bradesco SA BBD, rts. .........................                 Banking                    6,890,900             1,757
Banco do Brasil SA....................................                 Banking                   39,204,000           217,394
Banco do Brazil SA, pfd. .............................                 Banking                   13,743,000            92,132
Brasmotor SA, pfd. ...................................              Multi-Industry                1,613,000           160,199
Centrais Eletricas Brasileiras SA (Electrobras).......        Utilities Electrical & Gas         31,898,000           549,123
Centrais Eletricas Brasileiras SA (Electrobras), ADR,
  pfd. ...............................................        Utilities Electrical & Gas             17,300           166,091
Centrais Eletricas Brasileiras SA (Electrobras), B,
  pfd. ...............................................        Utilities Electrical & Gas         99,568,000         1,911,837
*Centrais Geradoras Do Sul Do Brasil SA, B, pfd. .....        Utilities Electrical & Gas        161,900,000           200,993
Cia Cervejaria Brahma, pfd. ..........................           Beverages & Tobacco                458,000           200,144
Cia Energetica de Minas Gerais Cemig, ADR, pfd. ......        Utilities Electrical & Gas             31,150           592,965
Cia Energetica de Minas Gerais Cemig, Br., pfd. ......        Utilities Electrical & Gas         44,619,000           849,358
Cia Vale do Rio Doce, A, pfd. ........................             Metals & Mining                   78,800         1,010,883
*Companhia Energetica do Ceara, pfd. .................        Utilities Electrical & Gas         26,333,000            65,383
Companhia Paranaense De Energia-Copel, ADR............        Utilities Electrical & Gas             15,000           106,875
Companhia Siderurgica Nacional Sid Nacional CSN.......             Metals & Mining               66,679,000         1,490,034
Copene-Petroquimica do Nordeste SA, A, pfd. ..........                Chemicals                   1,176,000           134,318
Duratex SA, pfd. .....................................         Forest Products & Paper           13,429,000           366,776
Investimentos Itau SA, pfd. ..........................              Multi-Industry                5,271,000         2,922,880
*Mannesmann SA........................................         Machinery & Engineering            2,794,000           173,433
Petroleo Brasileiro SA, pfd. .........................              Energy Sources                3,772,000           427,696
Souza Cruz SA.........................................           Beverages & Tobacco                 42,000           271,136
*Telecomunicacoes Brasileiras SA (Telebras) unit......            Telecommunications             21,802,000           974,391
*Telecomunicacoes Brasileiras SA (Telebras) unit,
  pfd. ...............................................            Telecommunications             54,633,000         4,006,194
*Telecomunicacoes Brasileiras SA (Telebras), ADR......            Telecommunications                  1,480           107,578
Unibanco Uniao de Bamncos Brasileiros SA, unit........                 Banking                    7,111,000           247,186
Vale do Rio Doce, ADR, A, pfd. .......................             Metals & Mining                    9,950           127,643
                                                                                                                 ------------
                                                                                                                   21,324,365
                                                                                                                 ------------

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                       INDUSTRY                    SHARES           VALUE
                                                                       --------------------------------------------------
LONG TERM SECURITIES (CONT.)
CHILE 3.2%
Cia Cervecerias Unidas SA, ADR........................           Beverages & Tobacco                  7,500      $    144,375
Compania De Telecomunicaciones De Chile SA, ADR.......            Telecommunications                132,064         2,732,074
Empresa Nacional de Electricidad SA, ADR..............         Electrical & Electronics             149,800         1,703,975
Enersis SA, ADR.......................................        Utilities Electrical & Gas             53,100         1,370,644
Madeco Manufacturera de Cobre SA, ADR.................          Industrial Components                 5,600            46,900
Masisa SA, ADR........................................         Forest Products & Paper                3,500            22,313
Quinenco SA, ADR......................................              Multi-Industry                   30,900           247,200
Sociedad Quimica y Minera de Chile SA, ADR............                Chemicals                       1,000            33,688
                                                                                                                 ------------
                                                                                                                    6,301,169
                                                                                                                 ------------
CHINA .7%
Beijing Datang Power Generation Co. Ltd., H...........              Multi-Industry                    5,000             1,501
China Resources Enterprises Ltd. .....................              Multi-Industry                  184,000           287,379
Chiwan Wharf Holdings Ltd., B.........................              Transportation                  174,000            17,968
Guangshen Railway Co. Ltd., H.........................              Transportation                2,636,000           306,225
Guangshen Railway Co. Ltd., H, ADR....................              Transportation                   23,400           140,400
*Luoyang Glass Co. Ltd., H............................       Misc Materials & Commodities           835,000            26,729
Shandong Huaneng Power Development Co. Ltd., ADR......        Utilities Electrical & Gas             22,500           102,656
*Shanghai Jin Jiang Tower Co. Ltd., B.................            Leisure & Tourism                  18,240             1,605
*Shanghai New Asia Group Co. Ltd., B..................        Food & Household Products              34,502             4,416
Shanghai Petrochemical Co. Ltd., H....................                Chemicals                   4,404,000           397,922
*Shanghai Tyre & Rubber Co. Ltd., B...................          Industrial Components               545,600            54,560
*Shanghai Vacuum Electron Devices Co. Ltd., B.........     Appliances & Household Durables           70,400             8,166
Yanzhou Coal Mining Company Ltd. .....................              Energy Sources                  512,000            85,914
                                                                                                                 ------------
                                                                                                                    1,435,441
                                                                                                                 ------------
CROATIA
Pliva D D, GDR, Reg S.................................          Health & Personal Care                4,600            76,360
                                                                                                                 ------------
CZECH REPUBLIC 1.8%
*CEZ AS...............................................        Utilities Electrical & Gas             94,900         2,097,337
*Komercni Banka AS....................................                 Banking                        7,950            97,684
*Komercni Banka AS, GDR...............................                 Banking                       47,800           198,370
*SPT Telecom AS.......................................            Telecommunications                 71,540         1,091,050
Tabak AS..............................................           Beverages & Tobacco                    260            72,638
Unipetrol.............................................                Chemicals                      15,862            28,522
                                                                                                                 ------------
                                                                                                                    3,585,601
                                                                                                                 ------------
GHANA .8%
Ashanti Goldfields Co. Ltd., GDR, Reg S...............             Metals & Mining                  175,959         1,649,616
                                                                                                                 ------------
HONG KONG 6.0%
CDL Hotel International Ltd. .........................            Leisure & Tourism                  60,447            15,527
Cheung Kong Holdings Ltd. ............................              Multi-Industry                  176,000         1,266,514
China Overseas Land & Investment Ltd. ................               Real Estate                    691,000            92,761
Citic Pacific Ltd. ...................................              Multi-Industry                  489,000         1,054,090
Cross Harbour Tunnel Co. Ltd. ........................              Transportation                   61,000            54,329
Dairy Farm International Holdings Ltd. ...............              Merchandising                   504,370           580,026
Dickson Concepts (International) Ltd. ................              Merchandising                     9,000             6,970
Golden Resources Development International Ltd. ......        Food & Household Products           2,278,000           117,616
Goldlion Holdings Ltd. ...............................            Textiles & Apparel                152,000            11,576
Hang Lung Development Co. Ltd. .......................               Real Estate                    758,000           812,082
Hong Kong & Shanghai Hotels Ltd. .....................            Leisure & Tourism                 966,000           685,792
Hong Kong Electric Holdings Ltd. .....................        Utilities Electrical & Gas            219,900           667,030
HSBC Holdings PLC.....................................                 Banking                       73,848         1,839,706
Hutchison Whampoa Ltd. ...............................              Multi-Industry                   55,000           388,686
IMC Holdings Ltd. ....................................              Transportation                  393,000            38,046
Jardine Matheson Holdings Ltd. .......................              Multi-Industry                  259,385           669,213
Jardine Strategic Holdings Ltd. ......................              Multi-Industry                   33,000            47,850

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                       INDUSTRY                    SHARES           VALUE
                                                                       --------------------------------------------------
LONG TERM SECURITIES (CONT.)
HONG KONG (CONT.)
Lai Sun Development Co. Ltd. .........................               Real Estate                    274,000      $     34,660
Lai Sun Garment International Ltd. ...................              Multi-Industry                  202,000            36,764
New World Development Co. Ltd. .......................               Real Estate                    868,000         2,184,775
Ng Fung Hong Ltd. ....................................        Food & Household Products              45,000            40,369
*Semi-Tech Co. Ltd. ..................................     Appliances & Household Durables          280,217            11,574
Sun Hung Kai Properties Ltd. .........................               Real Estate                    127,617           930,699
Wheelock and Company Ltd. ............................              Multi-Industry                  484,890           388,050
                                                                                                                 ------------
                                                                                                                   11,974,705
                                                                                                                 ------------
HUNGARY 2.0%
Borsodchem RT.........................................                Chemicals                      12,969           337,334
Borsodchem RT, GDR, 144A..............................                Chemicals                      11,000           286,275
Borsodchem RT, GDR, Reg S.............................                Chemicals                       8,900           231,623
*Danubius Hotel and SpA RT............................            Leisure & Tourism                   7,400           155,015
Egis RT...............................................              Multi-Industry                    6,720           152,944
Fotex First Hungarian American Photo Service Co. .....              Multi-Industry                   45,385            23,821
Gedeon Richter Ltd. ..................................          Health & Personal Care               23,110           984,855
Graboplast Textil Es Muborgyarto RT...................            Textiles & Apparel                  7,300            55,777
Inter-Europa Bank RT..................................                 Banking                        3,695           178,490
Mol Magyar Olay-Es Gazipari RT........................              Energy Sources                   16,520           453,102
OTP Bank..............................................                 Banking                          600            30,070
Pannonplast Plastic Industries Plc. ..................          Industrial Components                 1,060            30,009
Tiszai Vegyi Kombinat RT..............................                Chemicals                      43,962           592,163
Tiszai Vegyi Kombinat RT, GDR, 144A...................                Chemicals                      21,000           284,550
Tiszai Vegyi Kombinat RT, GDR, Reg S..................                Chemicals                       9,600           130,080
Zwack Unicum Ltd. ....................................           Beverages & Tobacco                    100             2,578
                                                                                                                 ------------
                                                                                                                    3,928,686
                                                                                                                 ------------
INDIA 2.1%
Andhra Valley Power Supply Co. Ltd. ..................        Utilities Electrical & Gas             28,950            50,412
Arvind Mills Ltd. ....................................            Textiles & Apparel                119,500           108,684
Bajaj Auto Ltd. ......................................               Automobiles                     11,550           141,670
*Bharat Petroleum Corp. Ltd. .........................              Energy Sources                   29,400           161,333
Bombay Dyeing & Manufacturing Co. Ltd. ...............                Chemicals                     270,300           368,595
Cummins India Ltd. ...................................         Machinery & Engineering                5,000            36,180
Grasim Industries Ltd. ...............................              Multi-Industry                   25,000           106,068
Great Eastern Shipping Co. Ltd. ......................              Transportation                  117,000            63,461
Gujarat Ambuja Cements Ltd. ..........................     Building Materials & Components            1,200             7,345
Gujarat Ambuja Cements Ltd., GDR, Reg S...............     Building Materials & Components           10,400            68,640
Gujarat Industries Power Ltd. ........................       Energy Equipment & Services             20,000            11,648
Gujarat Narmada Valley Fertilizers Co. Ltd., GDR......                Chemicals                       9,000            19,350
Hindalco Industries Inc., GDR, Reg S..................             Metals & Mining                    5,000            58,625
Hindustan Organic Chemicals Ltd. .....................                Chemicals                      20,400             3,792
Hindustan Petroleum Corporation Ltd. .................              Energy Sources                   38,100           210,778
*Hotel Leela Venture Ltd. ............................            Leisure & Tourism                   2,000             1,831
ICICI Ltd. ...........................................            Financial Services                246,500           272,914
India Cements Ltd., GDR...............................     Building Materials & Components          109,590            82,192
Indian Aluminium Co. Ltd. ............................             Metals & Mining                   29,000            62,031
Indian Petrochemicals Corp. Ltd. .....................                Chemicals                     194,600           262,390
*Indian Rayon & Industries Ltd. ......................              Multi-Industry                    1,120             2,965
Indian Rayon & Industries Ltd., GDR...................              Multi-Industry                   28,669            72,389
Indo Gulf Corp. Ltd. .................................                Chemicals                         800               526
Indo Gulf Corp. Ltd., GDR.............................                Chemicals                       7,150             4,469
Industrial Development Bank of India..................                 Banking                       77,800            66,731
Larsen and Toubro Ltd. ...............................              Multi-Industry                   53,600           202,437
Larsen and Toubro Ltd., GDR, Reg S....................              Multi-Industry                    5,000            38,375
Madras Cements Ltd. ..................................     Building Materials & Components               65             6,211
Mahanagar Telephone Nigam Ltd. .......................            Telecommunications                 55,300           238,397
National Aluminium Co. Ltd. ..........................             Metals & Mining                  305,800           135,643

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                       INDUSTRY                    SHARES           VALUE
                                                                       --------------------------------------------------
LONG TERM SECURITIES (CONT.)
INDIA (CONT.)
Oriental Bank of Commerce.............................                 Banking                      179,100      $    157,411
Reliance Industries Ltd., GDR.........................                Chemicals                      18,300           102,480
Satyam Computers Services Ltd. .......................      Data Processing & Reproduction            2,800            47,934
Steel Authority of India Ltd. ........................             Metals & Mining                      400                53
Sterlite Industries Ltd. .............................             Metals & Mining                      465             1,588
Tata Chemicals Ltd. ..................................                Chemicals                      69,800           166,385
Tata Engineering & Locomotive Co. Telco...............         Machinery & Engineering               95,500           366,303
Tata Engineering & Locomotive Co. Telco, GDR..........         Machinery & Engineering               24,400            97,600
*Tata Hydro-Electric Power Company....................        Utilities Electrical & Gas             51,700            96,840
Tata Iron & Steel Co., Ltd. ..........................             Metals & Mining                   11,300            31,217
Thermax Ltd. .........................................       Energy Equipment & Services              7,400            24,901
Titan Industries Ltd. ................................    Recreation & Other Consumer Goods          69,600           155,590
Videsh Sanchar Nigam Ltd., GDR........................            Telecommunications                  7,600            93,100
                                                                                                                 ------------
                                                                                                                    4,207,484
                                                                                                                 ------------
INDONESIA 4.3%
*Asia Pulp & Paper Co. Ltd., ADR......................         Forest Products & Paper              102,700           840,856
*PT Barito Pacific Timber TBK.........................         Forest Products & Paper            1,774,000            78,101
*PT BDNI Capital Corp., fgn. .........................            Financial Services                  9,000               198
*PT Charoen Pokphand Indonesia........................        Food & Household Products           1,453,500            27,425
*PT Ciputra Development...............................               Real Estate                  2,430,000            38,208
PT Gudang Garamm......................................           Beverages & Tobacco                320,000           468,931
*PT Indah Kiat Pulp & Paper Corp. TBK.................         Forest Products & Paper            2,259,250           618,097
*PT Indah Kiat Pulp & Paper Corp. TBK, wts. ..........         Forest Products & Paper              146,800            19,943
*PT Indocement Tunggal Prakarsa.......................     Building Materials & Components        1,743,500           696,303
*PT Indofoods Sukses Makmurr..........................        Food & Household Products           1,210,685           616,764
PT Indosat............................................            Telecommunications                232,000           304,226
*PT Jakarta International Hotel & Development.........               Real Estate                 11,764,000           332,943
*PT Kalbe Farma.......................................          Health & Personal Care            1,163,500            58,541
PT Lippo Life Insurance...............................                Insurance                   4,738,500           193,712
*PT Modern Photo Film Co. ............................              Multi-Industry                1,526,500            98,406
*PT Pakuwon Jati......................................               Real Estate                  1,700,000            16,038
*PT Semen Cibinong....................................     Building Materials & Components       35,534,500         1,340,925
PT Semen Gresik (Persero).............................     Building Materials & Components          415,000           433,270
*PT Sinar Mas Agro Resources & Technology Corp. ......        Food & Household Products             482,800           103,240
*PT Sumalindo Lestari Jaya............................         Forest Products & Paper              146,000             7,346
PT Tancho Indonesia...................................          Health & Personal Care               63,000            10,005
PT Telekomunikasi Indonesia (Persero), B..............            Telecommunications                658,500           223,642
*PT Tempo Scan Pacific................................          Health & Personal Care           10,325,000           551,965
PT Timah..............................................             Metals & Mining                1,289,500           871,832
*PT Tjiwi Kimia TBK...................................         Forest Products & Paper            1,346,454           351,433
*PT Tjiwi Kimia TBK, wts. ............................         Forest Products & Paper               79,645             9,317
*PT Ultra Jaya Milk...................................        Food & Household Products           2,740,000           215,409
*PT United Tractors...................................         Machinery & Engineering               46,000             2,893
                                                                                                                 ------------
                                                                                                                    8,529,969
                                                                                                                 ------------
JORDAN .4%
Jordan Cement Factories Ltd. .........................     Building Materials & Components           17,000            74,017
*Zara Investment Holdings Company Ltd. ...............            Leisure & Tourism                 350,000           747,191
                                                                                                                 ------------
                                                                                                                      821,208
                                                                                                                 ------------
KAZAKHSTAN .1%
*Kazkommertsbank, ADR, 144A...........................                 Banking                       33,460           117,110
                                                                                                                 ------------
KENYA .4%
Kenya Airways Ltd. ...................................              Transportation                5,418,381           714,849
                                                                                                                 ------------

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                       INDUSTRY                    SHARES           VALUE
                                                                       --------------------------------------------------
LONG TERM SECURITIES (CONT.)
MALAYSIA 3.8%
AMMB Holdings Bhd. ...................................            Financial Services                453,600      $    426,895
Boustead Holdings Bhd. ...............................        Food & Household Products             403,000           252,285
Cement Industries of Malaysia Bhd. ...................     Building Materials & Components          495,000           232,929
Cosway Corporation Bhd. ..............................     Appliances & Household Durables           70,000            22,205
Edaran Otomobil Nasional Bhd. ........................               Automobiles                      3,000             3,781
Federal Flour Mills Bhd. .............................        Food & Household Products              35,000            27,351
Genting Bhd. .........................................            Leisure & Tourism                 263,600           456,846
Golden Hope Plantations Bhd. .........................       Misc Materials & Commodities            37,000            31,868
Hong Leong Industries Bhd. ...........................              Multi-Industry                  206,800           103,829
*Hong Leong Industries Bhd., wts. ....................              Multi-Industry                   19,500             2,048
Hong Leong Properties Bhd. ...........................               Real Estate                    467,000            77,502
Island & Peninsula Bhd. ..............................               Real Estate                    447,000           285,464
Kian Joo Can Factory Bhd. ............................          Industrial Components                85,000            99,995
*Leader Universal Holdings Bhd. ......................          Industrial Components             1,452,000           320,277
Malayawata Steel Bhd. ................................             Metals & Mining                  563,000           115,906
Malaysian Airlines System Bhd. .......................              Transportation                  246,000           107,490
Malaysian International Shipping Corp., fgn. .........              Transportation                   76,000            79,828
*MBF Capital Bhd. ....................................            Financial Services                490,000            88,010
Oriental Holdings Bhd. ...............................               Automobiles                     47,000            57,760
Perlis Plantations Bhd. ..............................              Multi-Industry                  146,000           119,616
Perusahaan Otomobil Nasional Bhd. ....................               Automobiles                    141,000           170,317
Public Bank Bhd. .....................................                 Banking                    4,347,400         1,826,543
Public Bank Bhd., fgn. ...............................                 Banking                    2,660,000         1,033,769
Renong Bhd. ..........................................              Multi-Industry                1,334,000           257,818
Resorts World Bhd. ...................................            Leisure & Tourism                 596,000           548,391
Shangri La Hotels (Malaysia) Bhd. ....................            Leisure & Tourism                  53,000            14,140
Tanjong Plc. .........................................    Recreation & Other Consumer Goods         241,000           273,389
Technology Resources Industries Bhd. .................              Multi-Industry                  437,000           181,768
YTL Corp. Bhd. .......................................          Construction & Housing              203,000           210,665
                                                                                                                 ------------
                                                                                                                    7,428,685
                                                                                                                 ------------
MEXICO 7.6%
Alfa SA de CV, A......................................              Multi-Industry                  236,500           665,978
*Altos Hornos de Mexico SA............................             Metals & Mining                  297,700           267,298
Cemex SA..............................................     Building Materials & Components          616,990         1,331,925
Cemex SA, B...........................................     Building Materials & Components        1,147,500         2,883,253
*Cifra SA de CV, C....................................              Merchandising                   233,500           288,038
*Cifra SA de CV, V....................................              Merchandising                   404,500           490,799
Coca Cola Femsa SA de CV, L, ADR......................           Beverages & Tobacco                 60,700           804,275
Cydea SA de CV, A.....................................              Multi-Industry                   31,000            28,210
DESC SA de CV DESC, B.................................              Multi-Industry                  295,000           252,942
*Grupo Financiero Banamex Accival SA de CV, B.........                 Banking                    1,082,500         1,422,902
*Grupo Financiero Banamex Accival SA de CV, L.........                 Banking                    1,020,000         1,175,733
Grupo Financiero Bancomer SA de CV, B.................                 Banking                      350,000            75,025
Grupo Financiero Bancomer SA de CV, L.................                 Banking                    3,751,000           530,981
*Grupo Financiero Serfin SA de CV, B..................                 Banking                    2,385,000           212,214
*Grupo Industrial Maseca SA de CV, B..................        Food & Household Products             109,000            88,170
Hylsamex SA de CV, partn. ctf., B.....................             Metals & Mining                    5,000             6,218
Panamerican Beverages Inc., A.........................        Food & Household Products              30,000           654,375
Telefonos de Mexico SA (Telmex), L, ADR...............            Telecommunications                 75,100         3,656,431
Vitro SA De CV........................................        Food & Household Products             157,500           230,915
                                                                                                                 ------------
                                                                                                                   15,065,682
                                                                                                                 ------------
NEW ZEALAND .1%
Brierley Investments Ltd. ............................              Multi-Industry                  713,000           161,956
                                                                                                                 ------------
PAKISTAN .8%
*Bank of Punjab.......................................                 Banking                      124,822            25,466
*DG Khan Cement Co. ..................................     Building Materials & Components        2,258,000           163,393

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                       INDUSTRY                    SHARES           VALUE
                                                                       --------------------------------------------------
LONG TERM SECURITIES (CONT.)
PAKISTAN (CONT.)
Engro Chemical Pakistan Ltd. .........................                Chemicals                     132,112      $    238,864
Fauji Fertilizer Co. Ltd. ............................                Chemicals                      37,000            34,062
National Development Leasing Corp. ...................            Financial Services              3,558,291           257,484
*Pakistan Electron Ltd. ..............................     Appliances & Household Durables          556,500            39,151
*Pakistan International Airlines Corp., A.............              Transportation                  774,600            63,058
Pakistan Telecommunications Corp., A..................            Telecommunications              1,109,000           423,538
Pakistan Telecommunications Corp., GDR................            Telecommunications                  1,000            34,500
*Pakland Cement Co. Ltd. .............................     Building Materials & Components        1,397,800           118,005
*Union Bank Ltd. .....................................                 Banking                    1,287,000           284,563
                                                                                                                 ------------
                                                                                                                    1,682,084
                                                                                                                 ------------
PERU 1.0%
Banco Wiese Ltd., ADR.................................              Multi-Industry                   14,500            27,188
Telefonica Del Peru SA, B, ADR........................            Telecommunications                154,200         1,956,413
                                                                                                                 ------------
                                                                                                                    1,983,601
                                                                                                                 ------------
PHILIPPINES 3.8%
*A Soriano Corp. .....................................              Multi-Industry                6,456,500           137,761
Ayala Corp. ..........................................              Multi-Industry                  368,200           130,148
Bank of Philippine Islands............................                 Banking                       45,000            95,437
*Belle Corp. .........................................               Real Estate                 48,777,000         2,683,362
*Digital Telecommunications Philippines Inc. .........            Telecommunications             15,191,000           370,988
*Filinvest Development Corp. .........................               Real Estate                  2,639,000            86,836
*Keppel Philippine Holdings Inc., B...................         Machinery & Engineering           19,425,186           349,553
Manila Electric Co., B................................        Utilities Electrical & Gas                 40               129
*Metro Pacific Corp. MDI..............................              Multi-Industry                  497,000            18,142
*Petron Corp. ........................................              Energy Sources                1,389,000           151,754
*Philex Mining Corp., B...............................             Metals & Mining                9,487,500            75,607
Philippine Commercial International Bank Inc. ........                 Banking                      283,060         1,178,810
Philippine Long Distance Telephone Co., ADR...........            Telecommunications                 20,100           521,344
*Philippine National Bank.............................                 Banking                      701,931         1,082,670
RFM Corp. ............................................        Food & Household Products           1,587,636           244,880
San Miguel Corp., B...................................        Food & Household Products             103,000           198,586
*Southeast Asia Cement Holdings Inc. .................     Building Materials & Components       16,381,240           202,134
                                                                                                                 ------------
                                                                                                                    7,528,141
                                                                                                                 ------------
POLAND 1.5%
Bank Handlowy W Warszawie SA, GDR, Reg S..............                 Banking                        6,700            86,765
Bank Przemyslowo-Handlowy SA..........................                 Banking                        3,550           210,370
Bank Rozwoju Eksportu SA..............................                 Banking                        5,748           132,646
Bank Slaski SA W Katowicach...........................                 Banking                        3,200           165,926
Big Bank Gdanski SA, G................................                 Banking                      658,950           591,365
Big Bank Gdanski SA, GDR, Reg S.......................                 Banking                       23,966           324,739
Farm Food SA..........................................        Food & Household Products               4,811            16,037
Gorazdze SA...........................................     Building Materials & Components            1,578            26,525
Huta Olawa SA.........................................             Metals & Mining                   78,107           117,939
*Impexmetal SA........................................             Metals & Mining                   93,892           358,448
Lentex SA.............................................     Building Materials & Components           19,090            70,704
Przedsiebiorstwo Cukiernicze Jutrzenka SA.............        Food & Household Products              71,000           279,145
*Rolimpex SA..........................................     Wholesale & International Trade           39,117            63,523
Warta SA..............................................                Insurance                      14,709           301,723
Wielkopolski Bank Kredytowy SA........................                 Banking                       38,500           242,407
                                                                                                                 ------------
                                                                                                                    2,988,262
                                                                                                                 ------------
RUSSIA .5%
Aeroflot-Russia International Airlines................              Transportation                    4,800           115,200
*Arkhangelsk Telecom, pfd. ...........................            Telecommunications                260,000             9,074
*Chelyabenergo........................................        Utilities Electrical & Gas             20,000               800

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                       INDUSTRY                    SHARES           VALUE
                                                                       --------------------------------------------------
LONG TERM SECURITIES (CONT.)
RUSSIA (CONT.)
Irkutskenergo.........................................        Utilities Electrical & Gas            680,800      $     30,466
Irkutskenergo, ADR....................................        Utilities Electrical & Gas              7,000            15,663
*JSC Gorkovsky Augomobile Plant.......................               Automobiles                      1,270            23,178
*Kamaz, B.............................................               Automobiles                    121,186            27,255
Krasnoyarsk Aluminum Plant............................             Metals & Mining                    5,748            20,118
Lukoil Holdings, ADR..................................              Energy Sources                    3,320            53,784
Mosenergo.............................................        Utilities Electrical & Gas          5,937,200           118,744
Mosenergo, ADR........................................        Utilities Electrical & Gas              3,000             5,625
*Murmansk Sea Shipping................................              Transportation                    3,000               357
Norilsk Nickel........................................             Metals & Mining                   31,700            16,880
Norilsk Nickel, pfd. .................................             Metals & Mining                   10,000             3,250
*Novorosissk Sea Shipping.............................              Transportation                   28,000             2,100
Novorosissk Sea Shipping., pfd. ......................              Transportation                  224,000             3,651
Primorsk Sea Shipping.................................              Transportation                   36,050            21,540
Red October...........................................        Food & Household Products               3,000            19,650
Rostelecom............................................            Telecommunications                153,000           111,690
Rostelecom, ADR.......................................            Telecommunications                 11,600            48,575
Rostelecom, pfd. .....................................            Telecommunications                257,300            74,617
Saint Petersburg City Telephone Network, pfd., A......            Telecommunications                 53,000             8,745
Tsum Trade House......................................              Merchandising                   317,500            47,625
Unified Energy Systems................................        Utilities Electrical & Gas          3,400,000           103,700
Unified Energy Systems, ADR...........................        Utilities Electrical & Gas             11,000            33,759
Unified Energy Systems, pfd. .........................        Utilities Electrical & Gas            200,000             2,750
*Uralmash Zavody......................................         Machinery & Engineering               15,032             8,621
*Vimpel Communications, ADR...........................            Telecommunications                  5,200            67,275
                                                                                                                 ------------
                                                                                                                      994,692
                                                                                                                 ------------
SINGAPORE 9.1%
Acer Computer International Ltd. .....................         Electrical & Electronics             195,000            97,500
Acma Ltd. ............................................         Electrical & Electronics             294,000           129,182
City Developments Ltd. ...............................               Real Estate                    277,000         1,200,333
Cycle & Carriage Ltd. ................................               Automobiles                    186,000           636,909
Delgro Corp. .........................................              Transportation                   50,500            65,497
First Capital Corp. Ltd. .............................               Real Estate                    504,000           336,000
Fraser and Neave Ltd. ................................           Beverages & Tobacco                412,000         1,203,539
Hai Sun Hup Group Ltd. ...............................              Transportation                  714,000           179,582
*Hai Sun Hup Group Ltd., wts. ........................              Transportation                   82,600             6,007
Hind Hotels International Ltd. .......................            Leisure & Tourism                  32,000            21,915
Hong Leong Finance Ltd., fgn. ........................            Financial Services                541,000         1,036,097
Hour Glass Ltd. ......................................              Merchandising                 1,199,000           199,833
*Inchcape Marketing Services Ltd. ....................        Broadcasting & Publishing             153,000            83,455
Inchcape Motors Ltd. .................................     Wholesale & International Trade          143,000           165,533
Isetan (Singapore) Ltd. ..............................              Merchandising                    49,000            44,545
Jurong Shipyard Ltd. .................................         Machinery & Engineering              194,000           852,424
Keppel Corp., Ltd. ...................................              Transportation                  745,000         1,995,697
MCL Land Ltd. ........................................               Real Estate                    605,000           436,333
Metro Holdings Ltd. ..................................     Wholesale & International Trade           39,000            36,636
Natsteel Ltd. ........................................             Metals & Mining                1,229,000         1,348,176
*Neptune Orient Lines Ltd. ...........................              Transportation                  317,000           101,824
*Osprey Maritime Ltd. ................................              Transportation                  267,000            82,527
Osprey Maritime Ltd., 2.50%, cvt., pfd. ..............              Transportation                   69,660            21,109
Overseas Chinese Banking Corp. Ltd., fgn. ............                 Banking                      335,000         2,273,939
Overseas Union Enterprise Ltd. .......................            Leisure & Tourism                 120,400           239,341
Overseas Union Trust, fgn. ...........................            Financial Services                200,000           218,182
Robinson & Co., Ltd. .................................              Merchandising                    20,200            45,297
Sembawang Resources Ltd. .............................     Building Materials & Components            8,000             6,255
*Sembcorp Industries Ltd. ............................              Multi-Industry                1,367,925         1,558,605
Singapore Petroleum Company, fgn. ....................                Chemicals                     133,000            54,812
Tibs Holdings Ltd. ...................................              Transportation                   71,500            44,200

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                  SHARES/
                                                                    INDUSTRY                  PRINCIPAL AMOUNT        VALUE
                                                                    -------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SINGAPORE (CONT.)
Times Publishing Ltd. ................................        Broadcasting & Publishing              26,000      $     40,655
United Industrial Corporation Ltd. ...................               Real Estate                  1,565,000           626,000
United Overseas Bank Ltd., fgn. ......................                 Banking                      391,000         2,511,879
United Overseas Land Ltd. ............................               Real Estate                    109,000            73,988
WBL Corp. Ltd. .......................................              Multi-Industry                   87,000            55,891
                                                                                                                 ------------
                                                                                                                   18,029,697
                                                                                                                 ------------
SLOVAK REPUBLIC .2%
Nafta Gbely AS........................................        Utilities Electrical & Gas              6,695            58,178
Slovakofarma AS.......................................          Health & Personal Care                  629            30,404
Slovnaft AS...........................................                Chemicals                      11,000           197,149
Vychodoslovenske Zeleziarne AS........................             Metals & Mining                   22,857           111,104
                                                                                                                 ------------
                                                                                                                      396,835
                                                                                                                 ------------
SLOVENIA .2%
Blagovno Trgovinski Center, GDR, 144A.................               Real Estate                     50,000           271,250
Blagovno Trgovinski Center, GDR, Reg S................               Real Estate                     13,000            70,525
                                                                                                                 ------------
                                                                                                                      341,775
                                                                                                                 ------------
SOUTH AFRICA 7.5%
Aeci Ltd. ............................................                Chemicals                      63,600            81,085
*Allied Electronics Ltd., pfd. .......................         Electrical & Electronics              12,882            10,730
Amalgamated Banks of South Africa Ltd. ...............                 Banking                       35,800           169,788
Anglo American Industrial Corp. Ltd. .................              Multi-Industry                   71,779         1,092,044
Anglo American Corp of South Africa Ltd. .............             Metals & Mining                   44,400         1,251,374
Anglogold Ltd. .......................................             Metals & Mining                      500            19,481
Anglovaal Industried Ltd. ............................              Multi-Industry                  168,840           213,821
Barlow Ltd. ..........................................              Multi-Industry                  173,000           664,621
CG Smith Ltd. ........................................              Multi-Industry                  344,800           782,471
De Beers/Centenary Linked Units.......................       Misc Materials & Commodities           102,500         1,306,787
*Del Monte Royal Foods Ltd. ..........................        Food & Household Products           1,411,300           374,252
Dunlop Africa Ltd. ...................................          Industrial Components               256,200            78,392
Edgars Stores Ltd. ...................................            Textiles & Apparel                 14,794            44,638
Irvin & Johnson Ltd. .................................        Food & Household Products           1,138,200           386,962
Iscor Ltd. ...........................................             Metals & Mining                2,859,390           515,227
Kersaf Investments Ltd. ..............................            Leisure & Tourism                 204,367           623,584
Liberty Life Association of Africa Ltd. ..............                Insurance                      63,500           874,336
Malbak Ltd. ..........................................              Multi-Industry                  104,075            46,883
McCarthy Retail Ltd. .................................              Multi-Industry                  302,692            47,852
**McCarthy Retail Ltd., zero cpn., cvt., 9/30/03......              Multi-Industry                   11,833ZAR          6,839
Nedcor Ltd. ..........................................            Financial Services                  2,800            47,692
Palabora Mining Co. Ltd. .............................             Metals & Mining                   29,500           162,977
Polifin Ltd. .........................................                Chemicals                      13,600            11,559
Power Technologies Ltd. ..............................        Utilities Electrical & Gas             12,882             7,883
*Rainbow Chicken Ltd. ................................        Food & Household Products             533,285            23,570
Rembrandt Group Ltd. .................................              Multi-Industry                  185,100         1,132,736
Reunert Ltd. .........................................         Electrical & Electronics             160,500           223,722
Sappi Ltd. ...........................................         Forest Products & Paper              253,173           979,080
Sasol Ltd. ...........................................              Energy Sources                  250,500           947,452
South African Breweries Ltd. .........................           Beverages & Tobacco                 99,379         1,674,125
Sun International (South Africa) Ltd. ................            Leisure & Tourism               1,718,937           283,434
Tongaat-Hulett Group Ltd. ............................              Multi-Industry                   92,402           604,730
Toyota South Africa Limited...........................               Automobiles                     26,200            60,125
Voltex Holdings Ltd. .................................         Electrical & Electronics              27,381             9,309
                                                                                                                 ------------
                                                                                                                   14,759,561
                                                                                                                 ------------

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                  SHARES/
                                                                  INDUSTRY                    PRINCIPAL AMOUNT        VALUE
                                                                  ---------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SOUTH AFRICA (CONT.)
SOUTH KOREA 11.8%
Asia Cement Manufacturing Co. Ltd. ...................     Building Materials & Components           61,820      $    699,170
*Boram Bank Co. Ltd. .................................                 Banking                       54,300           135,694
BYC Co. Ltd. .........................................            Textiles & Apparel                  1,190            45,522
Cheil Jedang Corp. ...................................        Food & Household Products               1,300            59,135
*Cho Hung Bank Co. Ltd. ..............................                 Banking                       64,000            63,867
Cho Hung Bank Co. Ltd., GDR 144A......................                 Banking                       90,000            85,500
*Cho Hung Bank Co. Ltd., GDR, Reg S...................                 Banking                       94,000            89,300
*Daegu Bank Co. Ltd. .................................                 Banking                      143,655           513,694
Daewoo Electric Components Co. Ltd. ..................         Electronic Components &
                                                                     Instruments                     45,000           187,110
*Daewoo Electronics Co. ..............................         Electrical & Electronics              78,200           367,426
Dongbu Steel Co. Ltd. ................................             Metals & Mining                   10,000            60,707
Dongkuk Steel Mill Co. Ltd. ..........................             Metals & Mining                   17,700           125,114
Hae In Co. Ltd. ......................................              Merchandising                   430,000         2,503,118
Hana Bank.............................................                 Banking                      420,126         4,646,716
Hana Bank, GDR, Reg S.................................                 Banking                       88,073         1,107,518
*Hotel Shilla Co. ....................................            Leisure & Tourism                 326,107         1,925,455
Kolon International Corp. ............................     Wholesale & International Trade          358,000         1,220,624
Korea Electric Power Corp. ...........................        Utilities Electrical & Gas            115,200         2,854,852
*Kyong Nam Bank.......................................                 Banking                      402,460         1,104,464
Kyung Dong Boiler Co. Ltd. ...........................       Energy Equipment & Services             15,460           154,279
LG Electronics Inc. ..................................         Electrical & Electronics              20,976           254,677
LG Industrial Systems Ltd. ...........................         Electrical & Electronics              15,000            86,694
Moon Bae Steel Co. Ltd. ..............................             Metals & Mining                   21,360           195,393
Saehan Precision Co. Ltd. ............................         Electrical & Electronics              73,112         1,155,200
Samsung Display Devices Ltd. .........................         Electrical & Electronics              17,267           851,504
Samsung Electronics Co. Ltd. .........................         Electrical & Electronics              15,225         1,021,753
*Samsung Heavy Industries Co. Ltd. ...................         Machinery & Engineering              142,477           810,430
Seah Steel Corp. .....................................             Metals & Mining                   32,760           280,605
Shin Poong Paper Manufacturing Co. Ltd. ..............         Forest Products & Paper                6,701            55,447
Shin Young Wocoal Inc. ...............................            Textiles & Apparel                  1,610            59,178
Ssangyong Oil Refining Co. Ltd. ......................                Chemicals                      15,270           292,067
*Tong Yang Merchant Bank..............................            Financial Services                 67,797           385,639
                                                                                                                 ------------
                                                                                                                   23,397,852
                                                                                                                 ------------
SRI LANKA .1%
National Development Bank of Sri Lanka................                 Banking                      118,000           220,722
Sampath Bank Ltd. ....................................                 Banking                       91,100            65,566
                                                                                                                 ------------
                                                                                                                      286,288
                                                                                                                 ------------
THAILAND 7.5%
Advanced Info Service Public Co. Ltd., fgn. ..........            Telecommunications                 31,900           189,635
Ayudhya Insurance Public Co. Ltd., fgn. ..............                Insurance                       3,900            13,685
*Bangkok Bank Public Co. Ltd. ........................                 Banking                    1,249,687         1,788,461
*Bangkok Bank Public Co. Ltd., fgn. ..................                 Banking                       25,000            51,603
*Bangkok Expressway Public Co. Ltd., fgn. ............              Transportation                  129,000           129,586
Bangkok Insurance Public Co. Ltd. ....................                Insurance                      32,000           118,894
Bangkok Insurance Public Co. Ltd., fgn. ..............                Insurance                       4,900            23,634
BEC World Public Co Ltd., fgn. .......................            Telecommunications                 23,000           126,600
*Charoen Pokphand Feedmill Public Co. Ltd. ...........        Food & Household Products             351,300           427,825
*Charoen Pokphand Feedmill Public Co. Ltd., fgn. .....        Food & Household Products             146,700           179,666
*Hana Microelectronics Co. Ltd., fgn. ................         Electrical & Electronics              86,200           208,768
Industrial Finance Corp. of Thailand, fgn. ...........            Financial Services              1,486,500           613,665
*Italian-Thai Development Public Co. Ltd., fgn. ......          Construction & Housing              101,100           203,118
*Jasmine International Public Co. Ltd., fgn. .........            Telecommunications                678,000           169,803
*Land and House Public Co. Ltd. ......................               Real Estate                    484,978           306,990
*Land and House Public Co. Ltd., fgn. ................               Real Estate                    184,278           124,255
*Regional Container Lines Public Co. Ltd. ............              Transportation                      349               183
Regional Container Lines Public Co. Ltd., fgn. .......              Transportation                  231,451           114,659

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                       INDUSTRY                    SHARES           VALUE
                                                                       --------------------------------------------------
LONG TERM SECURITIES (CONT.)
THAILAND (CONT.)
Saha Pathanapibul Public Co. Ltd., fgn. ..............        Food & Household Products             430,500      $    438,379
*Saha Union Public Co. Ltd. ..........................              Multi-Industry                  560,100           227,370
Saha Union Public Co. Ltd., fgn. .....................              Multi-Industry                   27,200            11,416
*Sanyo Universal Electric Public Co Ltd., fgn. .......     Appliances & Household Durables          109,800            20,398
*Serm Suk Public Co. Ltd. ............................        Food & Household Products              31,100           158,774
*Serm Suk Public Co. Ltd., fgn. ......................        Food & Household Products               4,900            27,241
*SG Asia Credit Public Co. Ltd. ......................            Financial Services                  7,000             2,312
*SG Asia Credit Public Co. Ltd., fgn. ................            Financial Services                  1,000               330
*Shinawatra Computer & Comm. Public Co. Ltd. .........         Electrical & Electronics                 900             2,972
*Shinawatra Computer & Comm. Public Co. Ltd., fgn. ...         Electrical & Electronics               5,700            19,609
*Siam Cement Public Co. Ltd. .........................     Building Materials & Components           22,750           350,626
*Siam Cement Public Co. Ltd., fgn. ...................     Building Materials & Components           84,950         1,926,484
*Siam Commercial Bank Ltd., fgn. .....................                 Banking                      915,497           548,013
*Siam Commercial Bank Ltd., loc. .....................                 Banking                       47,204            22,735
Siam Makro Public Company Ltd., fgn. .................              Merchandising                   307,900           601,649
*Thai Airways International Public Co. Ltd., fgn. ....              Transportation                  516,000           667,456
*Thai Engine Manufacturing Public Company Ltd. .......         Machinery & Engineering               83,000            20,787
*Thai Farmers Bank Public Co. Ltd. ...................                 Banking                    1,322,008         1,946,537
*Thai Farmers Bank Public Co. Ltd., fgn. .............                 Banking                      772,025         1,359,835
*Thai Military Bank Ltd., fgn. .......................                 Banking                      755,300           201,635
*Thai Petrochemical Industry Public Co. Ltd., fgn. ...                Chemicals                     795,120           131,298
*Thai Plastic and Chemical Co. Ltd., fgn. ............                Chemicals                       2,200             3,875
Thai Rayon Public Co. Ltd. ...........................            Textiles & Apparel                 34,900            34,338
Thai Rayon Public Co. Ltd., fgn. .....................            Textiles & Apparel                    100                98
*Thai Telephone & Telecommunication Public Co.
  Ltd.,fgn. ..........................................            Telecommunications                866,500           128,777
Thai Wacoal Public Co. Ltd., fgn. ....................            Textiles & Apparel                 31,100            36,805
*Tipco Asphalt Public Co. Ltd., fgn. .................     Building Materials & Components           97,400           158,156
*Total Access Communication Public Co. Ltd. ..........            Telecommunications                481,200           827,664
*United Communications Industries, fgn. ..............            Telecommunications                307,500           165,027
                                                                                                                 ------------
                                                                                                                   14,831,626
                                                                                                                 ------------
TURKEY 2.8%
Akbank................................................                 Banking                   88,530,776         1,796,439
Alarko Sanayii ve Ticaret SA..........................     Appliances & Household Durables        1,550,249            70,041
*Alcatel Teletas......................................            Telecommunications              1,603,000            67,342
*Anadolu Anonim Turk Sigorta Sirketi, Br. ............                Insurance                      17,000               197
Arcelik AS, Br. ......................................     Appliances & Household Durables       11,012,000           317,721
Beko Elektronik AS....................................     Appliances & Household Durables        1,204,000            15,842
Borusan AS............................................          Industrial Components            24,821,000           676,793
Erciyas Biracilik.....................................        Food & Household Products           3,216,000           214,128
*Eregli Demir ve Celik Fabrikalari AS.................             Metals & Mining                3,452,000           142,283
Haci Omer Sabanci Holding AS, ADR, 144A...............              Multi-Industry                   47,900           179,625
Izocam Ticaret ve Sanayii AS, Br. ....................     Building Materials & Components       68,336,000           649,994
Kartonsan Karton San VE TIC AS........................         Forest Products & Paper            3,034,000           105,815
*Netas Northern Electric Telekomunic Asyon AS.........         Electrical & Electronics           2,226,200            40,938
Petkim Petrokimya Holding AS..........................                Chemicals                     222,000           100,301
Tat Konserve Sanayii AS...............................        Food & Household Products           2,235,296            79,731
*Tofas Turk Otomobil Fabrikasi AS.....................               Automobiles                 19,267,500           174,104
Turk Demir Dokum, Br. ................................     Appliances & Household Durables       31,943,996           354,483
*Turkiye Garanti Bankasi AS...........................                 Banking                   18,279,108           452,052
*Turkiye Is Bankasi AS, C.............................                 Banking                    3,047,000            79,218
                                                                                                                 ------------
                                                                                                                    5,517,047
                                                                                                                 ------------
VENEZUELA 2.6%
Ceramica Carabobo CA, A, ADR..........................     Building Materials & Components            7,364             6,196
Compania Anonima Nacional Telefonos de Venezuela,
  ADR.................................................            Telecommunications                109,600         1,952,250
Electricidad de Caracas SAICA SACA....................        Utilities Electrical & Gas          6,077,363         2,623,632
Mavesa SA, ADR........................................        Food & Household Products             102,100           382,875
Siderurgica Venezolana Sivensa Saica Services, A,
  ADR.................................................             Metals & Mining                   15,900            74,429

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                       INDUSTRY                    SHARES           VALUE
                                                                       --------------------------------------------------
LONG TERM SECURITIES (CONT.)
VENEZUELA (CONT.)
Venezolana de Cementos-Vencemos SA, #1................     Building Materials & Components           94,000      $     61,611
Venezolana de Cementos-Vencemos SA, #2................     Building Materials & Components           10,400             6,909
                                                                                                                 ------------
                                                                                                                    5,107,902
                                                                                                                 ------------
ZIMBABWE .1%
Delta Corp. ..........................................              Multi-Industry                  238,250            51,856
*TA Holdings..........................................              Multi-Industry                5,428,000            94,806
Zimbabwe Sun Ltd. ....................................              Multi-Industry                1,354,854            76,453
                                                                                                                 ------------
                                                                                                                      223,115
                                                                                                                 ------------
TOTAL LONG TERM SECURITIES (COST $283,337,523)........                                                            194,293,148
                                                                                                                 ------------
                                                                                                PRINCIPAL
                                                                                                AMOUNT**
                                                                                               -----------
SHORT TERM INVESTMENTS 2.1%
Den Danske Bank, 4.50%, 1/04/99, Time Deposit.........                                          $ 1,188,000         1,188,000
Fannie Mae, 5.53%, 3/11/99............................                                            1,000,000         1,001,530
Federal Farm Credit Banks, 4.90%, 3/01/99.............                                            1,950,000         1,949,665
Federal Home Loan Mortgage Corp., 4.92%, 2/17/99......                                               60,000            59,628
                                                                                                                 ------------
TOTAL SHORT TERM INVESTMENTS (COST $4,196,336)........                                                              4,198,823
                                                                                                                 ------------
TOTAL INVESTMENTS (COST $287,533,859) 100.2%..........                                                            198,491,971
OTHER ASSETS, LESS LIABILITIES (.2%)..................                                                               (521,229)
                                                                                                                 ------------
TOTAL NET ASSETS 100.0%...............................                                                           $197,970,742
                                                                                                                 ------------
                                                                                                                 ------------

CURRENCY ABBREVIATION:

ZAR  -- South African Rand

*NON-INCOME PRODUCING.
**SECURITIES TRADED IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.
                       See Notes to Financial Statements.
                                                                          TD- 18

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in securities, at value (cost $287,533,859)....  $198,491,971
 Receivables:
  Investment securities sold................................       253,451
  Fund shares sold..........................................        53,381
  Dividends and interest....................................       757,200
                                                              ------------
     Total assets...........................................   199,556,003
                                                              ------------
Liabilities:
 Payables:
  Investment securities purchased...........................        72,137
  Fund shares redeemed......................................     1,076,302
  To affiliates.............................................       244,136
 Funds advanced by custodian................................       108,629
 Accrued expenses...........................................        84,057
                                                              ------------
     Total liabilities......................................     1,585,261
                                                              ------------
Net assets, at value........................................  $197,970,742
                                                              ============
Net assets consist of:
 Undistributed net investment income........................  $  2,509,738
 Net unrealized depreciation................................   (89,041,888)
 Accumulated net realized loss..............................   (30,182,087)
 Beneficial shares..........................................   314,684,979
                                                              ------------
Net assets, at value........................................  $197,970,742
                                                              ============
CLASS 1:
 Net asset value per share ($180,683,971 divided by
   35,201,636 shares outstanding)...........................         $5.13
                                                              ============
CLASS 2:
 Net asset value per share ($17,286,771 divided by 3,379,025
   shares outstanding)......................................         $5.12
                                                              ============

                       See Notes to Financial Statements.
TD- 19

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Investment Income:
 (net of foreign taxes of $422,818)
 Dividends..................................................  $  4,090,258
 Interest...................................................     1,927,642
                                                              ------------
      Total investment income...............................                 $  6,017,900
Expenses:
 Management fees (Note 3)...................................     2,255,183
 Administrative fees (Note 3)...............................       172,848
 Distribution fees - Class 2 (Note 3).......................        33,388
 Custodian fees.............................................       476,000
 Reports to shareholders....................................        55,574
 Registration and filing fees...............................         2,500
 Professional fees..........................................        29,100
 Trustees' fees and expenses................................         5,000
                                                              ------------
      Total expenses........................................                    3,029,593
                                                                             ------------
            Net investment income...........................                    2,988,307
                                                                             ------------
Realized and unrealized losses:
 Net realized loss from:
  Investments...............................................   (24,377,039)
  Foreign currency transactions.............................      (428,784)
                                                              ------------
      Net realized loss.....................................                  (24,805,823)
      Net unrealized depreciation on investments............                  (20,073,422)
                                                                             ------------
Net realized and unrealized loss............................                  (44,879,245)
                                                                             ------------
Net decrease in net assets resulting from operations........                 $(41,890,938)
                                                                             ------------
                                                                             ------------

                       See Notes to Financial Statements.
                                                                          TD- 20

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998              1997
                                                              ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................  $  2,988,307      $  2,418,652
  Net realized loss from investments and foreign currency      (24,805,823)       (3,846,233)
   transactions.............................................
  Net unrealized depreciation on investments................   (20,073,422)      (67,576,957)
                                                              ------------------------------
     Net decrease in net assets resulting from operations...   (41,890,938)      (69,004,538)
 Distributions to shareholders from:
  Net investment income:
   Class 1..................................................    (2,577,815)         (397,958)
   Class 2..................................................      (175,034)               --
  Net realized gains:
   Class 1..................................................    (1,492,419)         (298,468)
   Class 2..................................................      (107,443)               --
 Fund share transactions (Note 2):
   Class 1..................................................    60,604,424       157,129,181
   Class 2..................................................    10,581,714        13,354,870
                                                              ------------------------------
     Net increase in net assets.............................    24,942,489       100,783,087
Net assets:
 Beginning of year..........................................   173,028,253        72,245,166
                                                              ------------------------------
 End of year................................................  $197,970,742      $173,028,253
                                                              ------------------------------
                                                              ------------------------------
Undistributed net investment income included in net assets:
 End of year................................................  $  2,509,738      $  2,681,614
                                                              ------------------------------
                                                              ------------------------------

                       See Notes to Financial Statements.
TD- 21

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Developing Markets Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers in countries having developing markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Certain countries in which the Fund invests have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Fund's ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of December 31, 1998, the Fund has investments with a value of approximately $7 million in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                          TD- 22

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                              -------------------YEAR-ENDED-DECEMBER-31,-------------------
                                                              -----------1998-------------------------------1997-----------
                                                                SHARES         AMOUNT              SHARES         AMOUNT
                                                              -------------------------------------------------------------
CLASS 1 SHARES:
Shares sold.................................................  11,021,993    $ 62,483,672         17,460,410    $161,550,248
Shares issued on reinvestment of distributions..............     591,604       4,070,234             66,963         696,426
Shares redeemed.............................................  (1,052,335)     (5,949,482)          (547,862)     (5,117,493)
                                                              -------------------------------------------------------------
Net increase................................................  10,561,262    $ 60,604,424         16,979,511    $157,129,181
                                                              -------------------------------------------------------------
                                                              -------------------------------------------------------------

                                                              -------------------YEAR-ENDED-DECEMBER-31,-------------------
                                                              -----------1998------------------------------1997*-----------
                                                                SHARES         AMOUNT              SHARES         AMOUNT
                                                              -------------------------------------------------------------
CLASS 2 SHARES:
Shares sold.................................................   4,365,526    $ 23,618,013          1,574,880    $ 14,398,499
Shares issued on reinvestment of distributions..............      41,058         282,477                 --              --
Shares redeemed.............................................  (2,472,343)    (13,318,776)          (130,096)     (1,043,629)
                                                              -------------------------------------------------------------
Net increase................................................   1,934,241    $ 10,581,714          1,444,784    $ 13,354,870
                                                              -------------------------------------------------------------
                                                              -------------------------------------------------------------
*Effective date of Class 2 shares was May 1, 1997.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Assets Management Ltd. (TAML), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

TD- 23

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

Legal fees of $9,087 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At December 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of $293,955,327 was as follows:

Unrealized appreciation.....................................  $  12,171,870
Unrealized depreciation.....................................   (107,635,226)
                                                              -------------
Net unrealized depreciation.................................  $ (95,463,356)
                                                              -------------
                                                              -------------

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

At December 31, 1998, the Fund had tax basis capital losses of $22,600,000 which may be carried over to offset future capital gains. Such losses expire December 31, 2006.

At December 31, 1998, the Fund had deferred capital and currency losses occurring subsequent to October 31, 1998 of $1,500,000. For tax purposes, such losses will be reflected in the year ending December 31, 1999.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 aggregated $143,995,562 and $34,177,876, respectively.

                                                                          TD- 24

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Variable Products Series Fund

We have audited the accompanying statement of assets and liabilities, including the Statement of Investments, of the Templeton Developing Markets Fund, series of Templeton Variable Products Series Fund (the Trust) as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Templeton Developing Markets Fund, series of Templeton Variable Products Series Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                      McGladrey & Pullen, LLP

New York, New York
January 28, 1999

TD- 25

PAGE

                      This page intentionally left blank.

PAGE


                                                    TEMPLETON INTERNATIONAL FUND


Investment Goal: Templeton International Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.

Tremendous volatility and a dramatic regional divergence in stock market performance marked 1998. While many European markets turned in 20%+ returns, many stock markets in Asia and Latin America suffered substantial stock declines as several countries experienced economic contractions. The economic slowdown in Asia negatively impacted the price of numerous raw materials, from oil to metals, helping to drag down growth in countries dependent on exports of those materials, particularly Mexico, Brazil, Chile and Russia. While some of our Hong Kong investments performed well, Latin America continued to lag and negatively affected the Fund's 1998 performance. Our exposure to Latin America and cyclical industries were the main reasons behind the poor short-term performance of the Fund versus the MSCI EAFE Index.

During the reporting period, Europe continued to outperform most world markets due largely, we think, to tight fiscal policies, export-led economic recoveries (aided by the strong US dollar) and lower interest rates as governments moved towards meeting the January 1999 European Union convergence criteria. Many European companies responded to global competition by aggressively reducing costs, selling off unproductive assets and improving returns on invested capital. Reflecting the trends discussed above, the ten most significant contributors to the Fund's performance this year are all European holdings. Beneficiaries of lower interest rates included banks and financial services companies (AXA-UAP, Skandia, Julius Baer Holding and Zurich Allied AG). We took advantage of this strength and reduced our holdings of financial stocks we believed to be fully valued. We redeployed some of the funds into the UK, which we believe offers some of the best value in the world on a normalized basis.

While Europe turned in strong performance, the majority of emerging markets continued to struggle, held back by a number of factors including dependence on commodity exports, political instability or economic worries. Our emerging-market exposure hurt performance in 1998 but we continue to find compelling value and are focusing on companies which we feel have strong balance sheets, solid management teams and healthy growth prospects. Our investments in these markets are concentrated among the telecommunications providers such as Telefonos de Mexico SA (Telmex),


GEOGRAPHIC DISTRIBUTION
TEMPLETON INTERNATIONAL FUND
BASED ON TOTAL NET ASSETS
12/31/98


[This chart shows in pie format the geographic distribution of Templeton International Fund's portfolio holdings on December 31, 1998, based on total net assets.]

[PIE CHART]

Europe                                                 58.6%
Asia                                                   12.5%
Latin America                                           9.2%
North America                                           5.9%
Australia/New Zealand                                   4.4%
Middle East/Africa                                      1.2%
Short-Term Investments & Other Net Assets               8.2%



                                                                  TI-1

PAGE


TOP 10 HOLDINGS
TEMPLETON INTERNATIONAL FUND
12/31/98

[This chart shows the top 10 holdings of Templeton International Fund on December 31, 1998, based on total net assets.]

COMPANY,
INDUSTRY,                                                            % OF TOTAL
COUNTRY                                                              NET ASSETS
---------                                                            ----------
AXA-UAP
Financial Services, France                                               3.0%

Zurich Allied AG
Insurance, Switzerland                                                   2.7%

Merita AS
Banking, Finland                                                         2.1%

Telecom Italia SpA, di Risp
Telecommunications, Italy                                                1.7%

Bank Austria AG, 144A
Banking, Austria                                                         1.7%

Newbridge Networks Corp.
Data Processing &
Reproduction, Canada                                                     1.7%

Scor SA
Insurance, France                                                        1.6%

Alcatel SA
Electrical & Electronics,
France                                                                   1.5%

Banque Nationale de Paris
Banking, France                                                          1.5%

National Westminster Bank Plc.
Banking, United Kingdom                                                  1.5%

For a complete list of portfolio holdings, please see the Fund's Statement of Investments.

Telefonica de Argentina SA and Telecomunicacoes Brasileiras SA (Telebras), Oil and Gas (YPF Sociedad Anonima, Perez Companc SA) and consumer goods (Panamerican Beverages Inc.). Our Asian holdings are dominated by Hong Kong, trailed by small positions in Japan and South Korea. We remained significantly underweighted in Japanese stocks due to high valuations and our belief the Japanese economy may take some time to recover. During the year, many Asian countries implemented economic and stock market reforms, which appeared to have stabilized the region, and in the case of South Korea, led to an apparent recovery. However, we took a cautious approach to the region and focused on higher quality stocks. At the end of the reporting period the Fund's Asian weighting was just over 12% of total assets.

During the 12 months under review, we continued to scour the globe looking for out-of-favor securities trading at what we felt were depressed levels relative to long-term "normalized" earnings. To us, "normalized" represents what a company can earn in the middle of a typical economic cycle and requires us to forecast earnings and cash flow for five years. We purchase stocks we feel are cheap on a five-year basis and, on average, hold them for the same period. Consistent with our low-turnover approach, we made only slight adjustments to our country weightings during the reporting period. Our European exposure declined from 59.3% of total net assets to 58.6%, while our Asian position increased from 8.1% to 12.5% and our Latin American holdings fell from 10.5% to 9.2%.

Our security purchases in 1998 were not focused in a particular region or sector. We invested primarily in shares of companies struggling with near-term earnings shortfalls such as retailer Safeway Plc. and automotive component supplier Autoliv Inc. We also bought stock in Shell Transport & Trading Co. Plc. which owns approximately 40% of the Royal Dutch/Shell Group of companies, and added to our holdings of Newbridge Networks Corp.

Looking forward, we remain positively disposed towards international markets in the long term, but are concerned with short-term valuations. By purchasing out-of-favor securities trading at low valuations and maintaining a diversified Fund, we are attempting to reduce volatility while positioning the Fund for strong, long-term performance.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.


TI-2

PAGE


It is important to remember that investments in foreign securities involve special risks including changes in currency values, market price swings, and economic, social, and political developments in the countries where the portfolios are invested. Developing markets involve similar but higher risks related to their smaller size and lesser liquidity. Small-company securities may have greater price swings than mid- or large-company securities.
These risks are discussed in the prospectus.

We thank you for investing in Templeton International Fund and welcome your comments or suggestions.


Sincerely,


/s/ Peter A. Nori
Peter A. Nori
Portfolio Manager
Templeton International Fund


                                                                            TI-3

PAGE


TEMPLETON
INTERNATIONAL FUND
CLASS 1


PERFORMANCE SUMMARY AS OF 12/31/98

TOTAL RETURN INDEX COMPARISON
$10,000 INVESTMENT (5/1/92 - 12/31/98)


The Morgan Stanley Capital International(R) Europe, Australasia (MSCI EAFE) Index includes approximately 1,000 companies representing the stock markets of 21 countries, and includes reinvested dividends. The Consumer Price Index (CPI) is a commonly used measure of inflation. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Sources for indices are Standard & Poor's Micropal and MSCI.

The following line graph hypothetically compares the performance of Templeton International Fund Class 1 shares to that of the MSCI EAFE Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/92 - 12/31/98.

[LINE GRAPH]

Total Return Index Comparison

                         Templeton International
                              Fund-Class I               MSCI EAFE Index          CPI
                  -----------------------------------------------------------------------
           5/1/92                $10,000                    $10,000              $10,000
          5/31/92                $9,960                     $10,649              $10,013
          6/30/92                $9,720                     $10,147              $10,049
          7/31/92                $9,570                     $9,891               $10,071
          8/31/92                $9,470                     $10,514              $10,099
          9/30/92                $9,270                     $10,310              $10,127
         10/31/92                $9,170                     $9,773               $10,163
         11/30/92                $9,250                     $9,868               $10,177
         12/31/92                $9,390                     $9,921               $10,171
          1/31/93                $9,440                     $9,923               $10,221
          2/28/93                $9,740                     $10,226              $10,257
          3/31/93                $10,040                    $11,120              $10,293
          4/30/93                $10,370                    $12,178              $10,321
          5/31/93                $10,640                    $12,439              $10,336
          6/30/93                $10,580                    $12,248              $10,350
          7/31/93                $10,770                    $12,679              $10,350
          8/31/93                $11,610                    $13,366              $10,379
          9/30/93                $11,570                    $13,069              $10,400
         10/31/93                $12,460                    $13,475              $10,443
         11/30/93                $12,510                    $12,300              $10,450
         12/31/93                $13,830                    $13,190              $10,450
          1/31/94                $14,610                    $14,308              $10,479
          2/28/94                $14,040                    $14,272              $10,515
          3/31/94                $13,328                    $13,660              $10,551
          4/30/94                $13,461                    $14,242              $10,566
          5/31/94                $13,543                    $14,164              $10,572
          6/30/94                $13,113                    $14,367              $10,608
          7/31/94                $13,880                    $14,509              $10,636
          8/31/94                $14,402                    $14,855              $10,680
          9/30/94                $14,105                    $14,390              $10,708
         10/31/94                $14,290                    $14,873              $10,716
         11/30/94                $13,666                    $14,162              $10,730
         12/31/94                $13,522                    $14,253              $10,730
          1/31/95                $13,164                    $13,710              $10,772
          2/28/95                $13,338                    $13,674              $10,815
          3/31/95                $13,338                    $14,530              $10,851
          4/30/95                $13,990                    $15,080              $10,887
          5/31/95                $14,425                    $14,905              $10,909
          6/30/95                $14,611                    $14,647              $10,930
          7/31/95                $15,335                    $15,563              $10,930
          8/31/95                $14,953                    $14,973              $10,959
          9/30/95                $15,335                    $15,269              $10,980
         10/31/95                $14,963                    $14,863              $11,016
         11/30/95                $15,232                    $15,280              $11,008
         12/31/95                $15,656                    $15,900              $11,001
          1/31/96                $16,122                    $15,969              $11,066
          2/29/96                $16,349                    $16,027              $11,102
          3/31/96                $16,391                    $16,371              $11,159
          4/30/96                $16,993                    $16,851              $11,202
          5/31/96                $17,225                    $16,546              $11,223
          6/30/96                $17,362                    $16,642              $11,230
          7/31/96                $16,740                    $16,160              $11,252
          8/31/96                $17,331                    $16,200              $11,273
          9/30/96                $17,668                    $16,634              $11,309
         10/31/96                $18,017                    $16,468              $11,345
         11/30/96                $18,967                    $17,128              $11,366
         12/31/96                $19,421                    $16,911              $11,366
          1/31/97                $19,684                    $16,323              $11,402
          2/28/97                $19,926                    $16,594              $11,436
          3/31/97                $20,080                    $16,658              $11,465
          4/30/97                $20,080                    $16,751              $11,479
          5/31/97                $20,968                    $17,845              $11,472
          6/30/97                $22,218                    $18,833              $11,485
          7/31/97                $23,183                    $19,141              $11,499
          8/31/97                $22,076                    $17,716              $11,521
          9/30/97                $23,896                    $18,712              $11,550
         10/31/97                $21,999                    $17,278              $11,579
         11/30/97                $21,889                    $17,106              $11,572
         12/31/97                $22,131                    $17,260              $11,558
          1/31/98                $22,295                    $18,053              $11,579
          2/28/98                $23,995                    $19,215              $11,602
          3/31/98                $25,610                    $19,811              $11,625
          4/30/98                $25,961                    $19,973              $11,646
          5/31/98                $25,622                    $19,880              $11,667
          6/30/98                $25,318                    $20,035              $11,681
          7/31/98                $25,540                    $20,243              $11,695
          8/31/98                $21,845                    $17,739              $11,709
          9/30/98                $21,131                    $17,200              $11,723
         10/31/98                $22,815                    $18,998              $11,751
         11/30/98                $24,113                    $19,976              $11,751
         12/31/98                $24,195                    $20,769              $11,744




EXPENSES: Performance reflects the Fund's Class 1 operating expenses, but does not include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.


Performance

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

TEMPLETON INTERNATIONAL FUND - CLASS 1
PERIODS ENDED 12/31/98

                                                                          SINCE
                                                                        INCEPTION
                                                    1-YEAR     5-YEAR    (5/1/92)
                                                    ------     ------   ---------
Cumulative Total Return                               9.33%     74.95%    141.95%

Average Annual Total Return                           9.33%     11.84%     14.17%

Value of $10,000 Investment                        $10,933    $17,495    $24,195


                              12/31/94  12/31/95   12/31/96   12/31/97   12/31/98
---------------------------------------------------------------------------------
One-Year Total Return           -2.22%    15.78%     24.04%     13.95%      9.33%


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


TI-4                Past performance cannot predict or guarantee future results.

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Financial Highlights

                                                                                         CLASS 1
                                                         ------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
                                                               1998           1997           1996           1995           1994
                                                         ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year....................         $20.18         $18.40         $15.13         $13.22         $13.83
                                                             --------------------------------------------------------------------
Income from investment operations:
 Net investment income................................            .60            .49            .43            .23            .12
 Net realized and unrealized gains (losses)...........           1.29           2.01           3.15           1.83           (.42)
                                                             --------------------------------------------------------------------
Total from investment operations......................           1.89           2.50           3.58           2.06           (.30)
                                                             --------------------------------------------------------------------
Less distributions from:
 Net investment income................................           (.49)          (.51)          (.24)          (.10)          (.08)
 Net realized gains...................................           (.89)          (.21)          (.07)          (.05)          (.23)
                                                             --------------------------------------------------------------------
Total distributions...................................          (1.38)          (.72)          (.31)          (.15)          (.31)
                                                             --------------------------------------------------------------------
Net asset value, end of year..........................         $20.69         $20.18         $18.40         $15.13         $13.22
                                                             --------------------------------------------------------------------
                                                             --------------------------------------------------------------------
Total Return*.........................................          9.33%         13.95%         24.04%         15.78%        (2.22)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).......................       $980,470       $938,410       $682,984       $353,141       $150,090
Ratios to average net assets:
 Expenses.............................................           .86%           .81%           .65%           .71%           .83%
 Net investment income................................          2.81%          2.70%          3.23%          2.36%          1.89%
Portfolio turnover rate...............................         29.56%         16.63%          9.46%          5.19%          6.32%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE.
TI- 5

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Financial Highlights (continued)

                                                                        CLASS 2
                                                                -----------------------
                                                                YEAR ENDED DECEMBER 31,
                                                                -----------------------
                                                                 1998            1997+
                                                                -----------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $20.14          $18.40
                                                                -----------------------
Income from investment operations:
 Net investment income......................................        .59             .07
 Net realized and unrealized gains..........................       1.25            1.67
                                                                -----------------------
Total from investment operations............................       1.84            1.74
                                                                -----------------------
Less distributions from:
 Net investment income......................................       (.48)             --
 Net realized gains.........................................       (.89)             --
                                                                -----------------------
Total distributions.........................................      (1.37)             --
                                                                -----------------------
Net asset value, end of year................................     $20.61          $20.14
                                                                -----------------------
                                                                -----------------------
Total Return*...............................................      9.08%           9.46%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $39,886         $17,606
Ratios to average net assets:
 Expenses...................................................      1.11%           1.13%**
 Net investment income......................................      2.69%           1.14%**
Portfolio turnover rate.....................................     29.56%          16.63%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COSTS OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
+FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997.
                       See Notes to Financial Statements.
                                                                           TI- 6

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                                                 COUNTRY          SHARES           VALUE
                                                                 ---------------------------------------
COMMON STOCKS 89.8%
AEROSPACE & MILITARY TECHNOLOGY .1%
Hong Kong Aircraft Engineering Co. Ltd. ....................    Hong Kong         1,069,000    $    1,462,635
                                                                                               --------------
APPLIANCES & HOUSEHOLD DURABLES 1.3%
Sony Corp. .................................................      Japan             175,100        12,775,470
                                                                                               --------------
AUTOMOBILES 4.8%
Autoliv Inc. ...............................................      Sweden             48,550         1,805,453
Autoliv Inc., SDR...........................................      Sweden            358,450        12,868,434
Fiat SpA....................................................      Italy           2,552,500         8,863,632
Volkswagen AG...............................................     Germany            156,000        12,625,360
Volvo AB, B.................................................      Sweden            547,000        12,551,753
                                                                                               --------------
                                                                                                   48,714,632
                                                                                               --------------
BANKING 12.2%
Banco Popular Espanol SA....................................      Spain              64,000         4,832,897
*Bangkok Bank Public Co. Ltd., fgn. ........................     Thailand         2,763,800         5,704,830
Bank Austria AG, 144A.......................................     Austria            340,000        17,298,266
Banque Nationale de Paris...................................      France            188,986        15,568,966
Credicorp Ltd. .............................................       Peru             292,160         2,629,440
Den Norske Bank.............................................      Norway          1,880,000         6,489,566
Foreningssparbanken AB, A...................................      Sweden            152,000         3,937,921
HSBC Holdings Plc., ADR.....................................    Hong Kong            35,800         8,918,519
Merita AS...................................................     Finland          3,400,000        21,621,835
National Bank of Canada.....................................      Canada            440,000         7,104,167
National Westminster Bank Plc. .............................  United Kingdom        787,342        15,169,155
*Shinhan Bank Co. Ltd. .....................................   South Korea           35,343           270,400
Unibanco Uniao de Bancos Brasileiros SA, GDR................      Brazil             99,500         1,436,531
Unidanmark AS, A............................................     Denmark            150,000        13,551,732
                                                                                               --------------
                                                                                                  124,534,225
                                                                                               --------------
BUILDING MATERIALS & COMPONENTS .5%
Caradon Plc. ...............................................  United Kingdom      3,170,730         5,380,825
                                                                                               --------------
BUSINESS & PUBLIC SERVICES .8%
TNT Post Group NV...........................................   Netherlands          263,235         8,486,022
                                                                                               --------------
CHEMICALS 2.5%
Akzo Nobel NV...............................................   Netherlands           68,000         3,097,991
Kemira OY...................................................     Finland          1,088,632         7,847,507
Rhone-Poulenc SA, A.........................................      France            279,800        14,405,227
                                                                                               --------------
                                                                                                   25,350,725
                                                                                               --------------
DATA PROCESSING & REPRODUCTION 1.7%
*Newbridge Networks Corp. ..................................      Canada            564,260        17,139,398
                                                                                               --------------
ELECTRICAL & ELECTRONICS 3.4%
ABB AG, Br. ................................................   Switzerland            4,000         4,688,751
Alcatel SA..................................................      France            127,875        15,657,603
Philips Electronics NV......................................   Netherlands          218,000        14,636,330
                                                                                               --------------
                                                                                                   34,982,684
                                                                                               --------------
ENERGY SOURCES 4.3%
Perez Companc SA, B.........................................    Argentina         1,975,000         8,361,776
Shell Transport & Trading Co. Plc. .........................  United Kingdom      1,874,973        11,479,745
Societe Elf Aquitaine SA, Br. ..............................      France             87,200        10,083,993
Total SA, B.................................................      France             70,000         7,092,478
YPF Sociedad Anonima, ADR...................................    Argentina           228,600         6,386,513
                                                                                               --------------
                                                                                                   43,404,505
                                                                                               --------------
FINANCIAL SERVICES 4.0%
AXA-UAP.....................................................      France            208,300        30,203,537
ING Groep NV................................................   Netherlands          177,736        10,843,913
                                                                                               --------------
                                                                                                   41,047,450
                                                                                               --------------

TI- 7

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                 COUNTRY          SHARES           VALUE
                                                                 ---------------------------------------
COMMON STOCKS (CONT.)
FOOD & HOUSEHOLD PRODUCTS 2.4%
Illovo Sugar Ltd. ..........................................   South Africa       3,005,800    $    3,193,447
Northern Foods Plc. ........................................  United Kingdom      2,245,907         5,249,978
Panamerican Beverages Inc., A...............................      Mexico            258,900         5,647,256
Tate & Lyle Plc. ...........................................  United Kingdom      1,763,000         9,826,221
                                                                                               --------------
                                                                                                   23,916,902
                                                                                               --------------
FOREST PRODUCTS & PAPER 3.6%
*Asia Pulp & Paper Co. Ltd., ADR............................    Indonesia           369,600         3,026,100
Assidomaen AB...............................................      Sweden            135,100         2,133,386
Cartiere Burgo SpA..........................................      Italy             434,800         2,812,983
Fletcher Challenge Ltd. Forestry Division...................   New Zealand        4,619,765         1,537,449
Metsa Serla OY, B...........................................     Finland            380,750         3,045,459
Norske Skogindustrier ASA, A................................      Norway            176,400         5,116,734
Sappi Ltd. .................................................   South Africa         412,354         1,594,671
Stora Enso OY, R............................................     Finland            400,000         4,028,913
Stora Kopparbergs Bergslags AB, B...........................      Sweden            300,000         3,330,948
UPM-Kymmene Corp. ..........................................     Finland            351,000         9,843,583
                                                                                               --------------
                                                                                                   36,470,226
                                                                                               --------------
HEALTH & PERSONAL CARE 2.4%
Medeva Plc. ................................................  United Kingdom      3,190,000         5,625,821
Novartis AG.................................................   Switzerland            2,606         5,122,825
Teva Pharmaceutical Industries Ltd., ADR....................      Israel            335,200        13,638,450
                                                                                               --------------
                                                                                                   24,387,096
                                                                                               --------------
INDUSTRIAL COMPONENTS 1.1%
BTR Plc. ...................................................  United Kingdom      2,474,062         5,062,967
Madeco Manufacturera de Cobre SA, ADR.......................      Chile             190,000         1,591,250
SKF AB, B...................................................      Sweden            193,900         2,260,548
Yamato Kogyo Co. Ltd. ......................................      Japan             420,000         2,435,106
                                                                                               --------------
                                                                                                   11,349,871
                                                                                               --------------
INSURANCE 8.7%
Ace Ltd. ...................................................     Bermuda            320,545        11,038,768
Exel Ltd. ..................................................     Bermuda            170,450        12,783,750
National Mutual Asia Ltd. ..................................    Hong Kong        11,930,000         8,931,427
Partnerre Ltd. .............................................     Bermuda            269,000        12,306,750
SCOR SA.....................................................      France            250,000        16,536,286
Zurich Allied AG............................................   Switzerland           37,000        27,396,432
                                                                                               --------------
                                                                                                   88,993,413
                                                                                               --------------
MERCHANDISING 2.3%
David Jones Ltd. ...........................................    Australia         2,225,500         2,457,019
Safeway Plc. ...............................................  United Kingdom      2,197,408        10,958,706
Storehouse..................................................  United Kingdom      3,498,781         7,974,927
Takashimaya Co. Ltd. .......................................      Japan             292,984         2,470,104
                                                                                               --------------
                                                                                                   23,860,756
                                                                                               --------------
METALS & MINING 3.9%
Angang New Steel Company Ltd., H, 144A......................      China          22,414,000         1,533,372
Anglo American Platinum Corp. Ltd. .........................   South Africa         518,809         7,117,060
Boehler-Uddeholm AG.........................................     Austria             27,210         1,267,110
Boehler-Uddeholm AG, 144A...................................     Austria             33,800         1,573,991
British Steel Plc. .........................................  United Kingdom      4,090,000         6,243,366
+Chongqing Iron & Steel Ltd., H.............................      China          25,564,000         1,253,906
Ispat International NV......................................   Netherlands          227,600         1,763,900
Pechiney SA, A..............................................      France            136,212         4,450,018
Pohang Iron & Steel Co. Ltd. ...............................   South Korea           85,000         5,414,111
WMC Ltd. ...................................................    Australia         2,870,000         8,660,750
                                                                                               --------------
                                                                                                   39,277,584
                                                                                               --------------

                                                                           TI- 8

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                 COUNTRY          SHARES           VALUE
                                                                 ---------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY 5.5%
Alfa SA de CV, A............................................      Mexico          2,550,000    $    7,180,738
Broken Hill Proprietary Co. Ltd. ...........................    Australia         1,210,543         8,923,948
Cheung Kong Holdings Ltd. ..................................    Hong Kong           850,000         6,116,687
Elementis Plc. .............................................  United Kingdom      2,052,331         2,851,171
Hutchison Whampoa Ltd. .....................................    Hong Kong         1,350,000         9,540,482
Next Plc. ..................................................  United Kingdom      1,515,000        12,300,474
*Saab AB, B.................................................      Sweden            703,550         7,377,649
Swire Pacific Ltd., A.......................................    Hong Kong           400,000         1,791,603
                                                                                               --------------
                                                                                                   56,082,752
                                                                                               --------------
REAL ESTATE .3%
New Asia Realty and Trust Co. Ltd., A.......................    Hong Kong         2,670,000         2,826,035
                                                                                               --------------
TELECOMMUNICATIONS 11.2%
British Telecommunications Plc. ............................  United Kingdom        995,403        15,012,608
*Cable & Wireless Optus Ltd. ...............................    Australia         3,417,600         7,189,917
Compania De Telecomunicaciones De Chile SA, ADR.............      Chile             422,400         8,738,400
Hong Kong Telecommunications Ltd. ..........................    Hong Kong         5,427,349         9,492,475
Koninklijke KPN NV..........................................   Netherlands          263,235        13,184,894
Telecom Italia SpA, di Risp.................................      Italy           2,832,750        17,802,803
*Telecomunicacoes Brasileiras SA (Telebras), ADR............      Brazil            156,170        11,351,607
Telefonica de Argentina SA, B, ADR..........................    Argentina           299,800         8,375,663
Telefonica del Peru SA, B...................................       Peru           3,000,000         3,773,764
Telefonica del Peru SA, B, ADR..............................       Peru              29,000           367,938
Telefonica SA, ADR..........................................      Spain              71,400         9,665,775
Telefonos de Mexico SA (Telmex), L, ADR.....................      Mexico            191,300         9,313,919
                                                                                               --------------
                                                                                                  114,269,763
                                                                                               --------------
TRANSPORTATION 3.5%
Hitachi Zosen Corp. ........................................      Japan           3,342,000         4,621,915
Koninklijke Nedlloyd Groep NV...............................   Netherlands          216,300         2,939,015
Mayne Nickless Ltd., A......................................    Australia         2,414,474         8,959,554
Peninsular & Oriental Steam Navigation Co. .................  United Kingdom        792,650         9,363,306
Qantas Airways Ltd., ADR, 144A..............................    Australia           231,900         4,724,963
Singapore Airlines Ltd., fgn. ..............................    Singapore           736,500         5,401,000
                                                                                               --------------
                                                                                                   36,009,753
                                                                                               --------------
UTILITIES ELECTRICAL & GAS 9.3%
BG Plc. ....................................................  United Kingdom      2,020,588        12,766,297
*Centrica Plc. .............................................  United Kingdom      1,870,000         3,756,801
*Evn AG.....................................................     Austria             48,600         6,884,558
Gener SA, ADR...............................................      Chile               2,700            43,200
Hong Kong Electric Holdings Ltd. ...........................    Hong Kong         4,062,365        12,322,512
Iberdrola SA, Br. ..........................................      Spain             754,500        14,137,335
Korea Electric Power Corp. .................................   South Korea          269,000         6,666,279
National Grid Group Plc. ...................................  United Kingdom        953,785         7,585,213
National Power Plc. ........................................  United Kingdom        516,000         4,558,622
Shandong Huaneng Power Development Co. Ltd., ADR............      China             100,000           456,250
Thames Water Group Plc. ....................................  United Kingdom        747,372        14,461,253
VEBA AG.....................................................     Germany            183,000        10,844,200
                                                                                               --------------
                                                                                                   94,482,520
                                                                                               --------------
TOTAL COMMON STOCKS (COST $775,613,097).....................                                      915,205,242
                                                                                               --------------
PREFERRED STOCKS 2.0%
Banco Bradesco SA BBD pfd. .................................      Brazil        896,769,450         4,972,775
*Banco Bradesco SA BBD pfd., rts. ..........................      Brazil         37,170,324            21,165
Cia Vale do Rio Doce, A, ADR, pfd. .........................      Brazil            335,000         4,297,538
Lojas Americanas SA, pfd. ..................................      Brazil        312,058,451         1,510,898
News Corp. Ltd., ADR, pfd. .................................    Australia            95,900         2,367,531
SBC Communications Inc., cvt., pfd. ........................      Mexico            120,000         5,340,000

TI- 9

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                 COUNTRY          SHARES           VALUE
                                                                 ---------------------------------------
PREFERRED STOCKS (CONT.)
*Tele Leste Celular Participacoes SA, pfd. .................      Brazil          4,866,533    $        2,819
*Tele Sudeste Celular Participacoes SA, pfd. ...............      Brazil          4,866,533            20,542
*Telecomunicacoes De Minas Gerais Celular Telemig, pfd. ....      Brazil          1,705,000            33,444
*Telesp Celular Participacoes SA, pfd. .....................      Brazil          4,866,533            35,847
*Telesp Participacoes SA, pfd. .............................      Brazil          4,866,533           110,763
Usinas Siderugicas de Minas Gerais, Sponsored ADR...........      Brazil            970,000         2,143,513
                                                                                               --------------
TOTAL PREFERRED STOCKS (COST $40,138,146)...................                                       20,856,835
                                                                                               --------------
                                                                                 PRINCIPAL
                                                                                 AMOUNT**
                                                                                 --------
SHORT TERM INVESTMENTS (COST $52,513,238) 5.1%
Federal Farm Credit Banks, 4.90%, 3/01/99...................  United States     $50,000,000        49,991,400
U.S. Treasury Bills, 4.60%, 1/21/99.........................  United States       2,520,000         2,514,792
                                                                                               --------------
TOTAL SHORT TERM INVESTMENTS................................                                       52,506,192
                                                                                               --------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST
  $868,264,481).............................................                                      988,568,269
                                                                                               --------------
(A)REPURCHASE AGREEMENT (COST $40,646,000) 4.0%
Barclays Bank Plc., 4.75%, 1/04/99 (Maturity Value
  $40,667,452) Collateralized by U.S. Treasury Notes and
  Bonds.....................................................  United States      40,646,000        40,646,000
                                                                                               --------------
TOTAL INVESTMENTS (COST $908,910,481) 100.9%................                                    1,029,214,269
OTHER ASSETS, LESS LIABILITIES (.9%)........................                                       (8,858,105)
                                                                                               --------------
TOTAL NET ASSETS 100.0%.....................................                                   $1,020,356,164
                                                                                               --------------
                                                                                               --------------

*NON INCOME PRODUCING.
**SECURITIES TRADED IN U.S. DOLLARS.
(A)AT DECEMBER 31, 1998, ALL REPURCHASE AGREEMENTS HELD BY THE FUND HAD BEEN ENTERED INTO ON THAT DATE.
+THE INVESTMENT COMPANY ACT OF 1940 DEFINES "AFFILIATED COMPANIES" AS INVESTMENTS IN PORTFOLIO COMPANIES IN WHICH THE FUND OWNS 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES. INVESTMENTS IN AFFILIATED COMPANIES AT DECEMBER 31, 1998 WERE $1,253,906.
                       See Notes to Financial Statements.
                                                                          TI- 10

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in securities, at value (cost $868,264,481)....  $  988,568,269
 Repurchase agreement, at value and cost....................      40,646,000
 Cash.......................................................         127,428
 Receivables:
  Investment securities sold................................       1,168,587
  Fund shares sold..........................................         990,335
  Dividends and interest....................................       5,054,569
                                                              --------------
     Total assets...........................................   1,036,555,188
                                                              --------------
Liabilities:
 Payables:
  Investment securities purchased...........................       9,924,373
  Fund shares redeemed......................................       5,337,290
  To affiliates.............................................         655,969
 Accrued expenses...........................................         281,392
                                                              --------------
     Total liabilities......................................      16,199,024
                                                              --------------
Net assets, at value........................................  $1,020,356,164
                                                              ==============
Net assets consist of:
 Undistributed net investment income........................  $   28,186,871
 Net unrealized appreciation................................     120,303,788
 Accumulated net realized gain..............................      95,341,431
 Beneficial shares..........................................     776,524,074
                                                              --------------
Net assets, at value........................................  $1,020,356,164
                                                              ==============
CLASS 1:
 Net asset value per share ($980,469,840 / 47,399,690 shares
   outstanding).............................................          $20.69
                                                              ==============
CLASS 2:
 Net asset value per share ($39,886,324 / 1,935,511 shares
  outstanding)..............................................          $20.61
                                                              ==============

                       See Notes to Financial Statements.
TI- 11

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Investment Income:
 (net of foreign taxes of $3,722,358)
 Dividends..................................................  $31,386,965
 Interest...................................................    6,412,315
                                                              -----------
      Total investment income...............................                $ 37,799,280
Expenses:
 Management fees (Note 3)...................................    7,098,752
 Administrative fees (Note 3)...............................      986,271
 Distribution fees - Class 2 (Note 3).......................       74,364
 Custodian fees.............................................      437,000
 Reports to shareholders....................................      217,800
 Registration and filing fees...............................        6,000
 Professional fees..........................................       29,000
 Trustees' fees and expenses................................       22,000
 Other......................................................       31,763
                                                              -----------
      Total expenses........................................                   8,902,950
                                                                            ------------
            Net investment income...........................                  28,896,330
                                                                            ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................   96,938,963
  Foreign currency transactions.............................   (1,060,210)
                                                              -----------
      Net realized gain.....................................                  95,878,753
      Net unrealized depreciation on investments............                 (37,191,402)
                                                                            ------------
Net realized and unrealized gain............................                  58,687,351
                                                                            ------------
Net increase in net assets resulting from operations........                $ 87,583,681
                                                                            ------------
                                                                            ------------

                       See Notes to Financial Statements.
                                                                          TI- 12

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                   1998               1997
                                                              --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................  $   28,896,330      $ 22,938,035
  Net realized gain from investments and foreign currency         95,878,753        44,773,859
   transactions.............................................
  Net unrealized appreciation (depreciation) on                  (37,191,402)       33,944,248
   investments..............................................
                                                              --------------------------------
     Net increase in net assets resulting from operations...      87,583,681       101,656,142
 Distributions to shareholders from:
  Net investment income:
   Class 1..................................................     (22,916,242)      (19,635,324)
   Class 2..................................................        (505,990)               --
  Net realized gains:
   Class 1..................................................     (40,971,463)       (7,892,630)
   Class 2..................................................        (929,242)               --
 Fund share transactions (Note 2):
   Class 1..................................................      22,012,097       180,999,255
   Class 2..................................................      20,066,468        17,905,036
                                                              --------------------------------
     Net increase in net assets.............................      64,339,309       273,032,479
Net assets:
 Beginning of year..........................................     956,016,855       682,984,376
                                                              --------------------------------
 End of year................................................  $1,020,356,164      $956,016,855
                                                              --------------------------------
                                                              --------------------------------
Undistributed net investment income included in net assets:
 End of year................................................  $   28,186,871      $ 22,712,773
                                                              --------------------------------
                                                              --------------------------------

                       See Notes to Financial Statements.
TI- 13

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton International Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

                                                                          TI- 14

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                              -----------1998--------------------------------1997------------
                                                                SHARES         AMOUNT               SHARES         AMOUNT
                                                              ---------------------------------------------------------------
CLASS 1 SHARES:
Shares sold.................................................   6,749,923    $ 142,271,216         13,166,780    $ 258,892,155
Shares issued on reinvestment of distributions..............   3,071,524       63,887,704          1,502,617       27,527,954
Shares redeemed.............................................  (8,923,288)    (184,146,823)        (5,280,097)    (105,420,854)
                                                              ---------------------------------------------------------------
Net increase................................................     898,159    $  22,012,097          9,389,300    $ 180,999,255
                                                              ---------------------------------------------------------------
                                                              ---------------------------------------------------------------

                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                              -----------1998-------------------------------1997*-----------
                                                                SHARES         AMOUNT               SHARES         AMOUNT
                                                              --------------------------------------------------------------
CLASS 2 SHARES:
Shares sold.................................................   8,195,067    $ 161,830,748          1,240,830    $ 25,401,552
Shares issued on reinvestment of distributions..............      69,167        1,435,233                 --              --
Shares redeemed.............................................  (7,203,053)    (143,199,513)          (366,500)     (7,496,516)
                                                              --------------------------------------------------------------
Net increase................................................   1,061,181    $  20,066,468            874,330    $ 17,905,036
                                                              --------------------------------------------------------------
                                                              --------------------------------------------------------------
*Effective date of Class 2 shares was May 1, 1997.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.75%         First $200 million
0.675%        Over $200 million, up to and including $1.3 billion
0.60%         Over $1.3 billion

TI- 15

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

Legal fees of $16,119 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At December 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $ 250,688,336
Unrealized depreciation.....................................   (130,384,548)
                                                              -------------
Net unrealized appreciation.................................  $ 120,303,788
                                                              -------------
                                                              -------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 aggregated $305,520,400 and $268,478,009, respectively.

                                                                          TI- 16

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Variable Products Series Fund

We have audited the accompanying statement of assets and liabilities, including the Statement of Investments, of the Templeton International Fund, series of Templeton Variable Products Series Fund (the Trust) as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Templeton International Fund, series of Templeton Variable Products Series Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                      McGladrey & Pullen, LLP

New York, New York
January 28, 1999

TI- 17

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Templeton International Fund hereby designates $95,248,601 as a capital gain dividend for the fiscal year ended December 31, 1998.

Under Section 854(b)(2) of the Internal Revenue Code, the Templeton International Fund hereby designates 1.17% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1998.

                                                                          TI- 18

PAGE


                                                            TEMPLETON STOCK FUND


Investment Goal: Templeton Stock Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world.

During the 12 months under review, global stock markets experienced severe volatility and provided mixed results. Although benign inflation and low interest rates contributed to a considerable rise in U.S. and European stock markets, Asia's financial turmoil and Russia's economic meltdown helped lead to disappointing performances in many emerging markets.

NORTH AMERICA

The U.S. equity market surged upward during the reporting period, as the Standard & Poor's(R) 500 Stock Index delivered a return of more than 20% for the fourth consecutive year.(1) Within this environment, finding U.S. stocks that meet our value criteria proved difficult, and at the end of the reporting period, the Fund was underweighted in domestic holdings compared to the Morgan Stanley Capital International(R) (MSCI) World Index.(2) However, two of our holdings, Ford Motor Co. and Home Depot Inc., rose 81.9% and 107.9%, respectively, and we sold our American Express shares at a significant profit.

EUROPE

During the past three years, Europe continued to progress toward a single currency, as a number of European countries tightened fiscal policy to meet membership requirements of the European Economic Union. Italy and Spain reduced inflation and public debt, the French and German economies slowed, and interest rates throughout Europe fell. Although many European stock markets performed well in 1998, our value style of investing made it difficult to find bargain stocks there. However, we initiated a position in Firstbus Plc., a U.K. transportation company. During the period our holdings of Astra AB, A&B and Telefonica SA rose considerably, and we sold shares of Lex Service Plc., a major auto retailer, at a substantial profit.

GEOGRAPHIC DISTRIBUTION
TEMPLETON STOCK FUND
BASED ON TOTAL NET ASSETS
12/31/98


[This chart shows in pie format the geographich distribution of Templeton Stock Fund's portfolio holdings on December 31, 1998, based on total net assets.]

[Pie Chart]

Europe                                                 49.4%
North America                                          28.0%
Latin America                                           9.4%
Asia                                                    7.5%
Australia/New Zealand                                   4.9%
Middle East/Africa                                      0.7%
Short-Term Investments & Other Net Assets               0.1%


TOP TEN COUNTRIES
REPRESENTED IN THE FUND
TEMPLETON STOCK FUND
12/31/98


[This chart shows in table format the top 10 countries represented in Templeton Stock Fund as of December 31, 1998, based on total net assets.]

                                           % OF TOTAL
COUNTRY                                    NET ASSETS
-------                                    ----------
United States                                21.6%
United Kingdom                               10.6%
France                                        9.8%
Netherlands                                   6.3%
Sweden                                        5.4%
Hong Kong                                     4.5%
Australia                                     4.0%
Spain                                         4.0%
Brazil                                        3.9%
Switzerland                                   3.9%


(1). Source: Standard & Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

(2). The MSCI World Index includes approximately 1,500 companies representing the stock markets of 22 countries, including the U.S., Canada, the United Kingdom, and Japan.


                                                                            TS-1

PAGE


TOP 10 HOLDINGS
TEMPLETON STOCK FUND
12/31/98

[The following chart shows in table format the top 10 holdings of in Templeton Stock Fund as of December 31, 1998, based on total net assets.]

COMPANY,
INDUSTRY,                                                             % OF TOTAL
COUNTRY                                                               NET ASSETS
---------                                                             ----------
Intel Corp.
Electronic Components &
Instruments, U.S.                                                        2.7%

Zurich Allied AG
Insurance, Switzerland                                                   2.5%

AXA-UAP
Financial Services, France                                               2.5%

Iberdrola SA, Br.
Utilities Electric & Gas, Spain                                          2.0%

Rhone-Poulenc SA, A
Chemicals, France                                                        1.9%

ING Groep NV
Financial Services,
Netherlands                                                              1.9%

Safeway Plc.
Merchandising,
United Kingdom                                                           1.8%

Motorola Inc.
Electrical & Electronics, U.S.                                           1.8%

Fannie Mae
Financial Services, U.S.                                                 1.8%

Antec Corp.
Electrical & Electronics, U.S.                                           1.7%

For a complete list of portfolio holdings, please see the Fund's Statement of Investments.

ASIA

Although many Asian stock markets rallied toward the end of the reporting period, this region continued to be a difficult environment for investors for many reasons, including concerns about debt repayments, currency devaluations and corporate bankruptcies. Compared to the MSCI World Index, we were underweighted in Asia (especially in Japan, where we felt most share prices were overvalued), and on December 31, 1998, our Asian exposure represented only 7.5% of total net assets.

LATIN AMERICA

Throughout the year, Asia's economic malaise and Russia's financial collapse were among the events that negatively impacted Latin American equity markets, where we were overweighted compared to the Morgan Stanley Capital International(R) (MSCI) World Index.(2) Because of its heavy debt refinancing schedule and overvalued currency, Brazil, in particular, was placed in an extremely vulnerable position. Apparently, believing that the Brazilian government would be forced to devalue the real (its currency) to make exports more competitive, a number of in vestors withdrew money from Brazil, and its stock market plummeted 38.2% during the reporting period.(3) Many investors seemed to think that most emerging-market economies were at risk, and other South American equity markets also plunged. Taking advantage of price declines, we initiated a position in Perez Companc SA, B, one of Argentina's largest oil and gas companies.

Looking forward, we are optimistic about international equity markets' long-term prospects, but believe significant risks still exist for global investors. Many nations now depend on exports to the U.S., and if consumer demand slackens there, the global economy could be hurt.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic


(2). The MSCI World Index includes approximately 1,500 companies representing the stock markets of 22 countries, including the U.S., Canada, the United Kingdom, and Japan.

(3). Source: Bloomberg. Market return is measured in U.S. dollars and includes reinvested dividends.


TS-2

PAGE


conditions are changing constantly, which may affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

It is important to remember that foreign securities investments involve special risks including changes in currency values, market price swings, and economic, social, and political developments in the countries where the portfolios are invested. Developing markets involve similar but heightened risks related to their smaller size and lesser liquidity. These risks are discussed in the prospectus.

We thank you for investing in Templeton Stock Fund and welcome your comments or suggestions.

Sincerely,


/s/ Mark R. Beveridge
Mark R. Beveridge, CFA, CIC
Portfolio Manager
Templeton Stock Fund


                                                                            TS-3

PAGE


TEMPLETON STOCK FUND
CLASS 1

PERFORMANCE SUMMARY AS OF 12/31/98

TOTAL RETURN INDEX COMPARISON
$10,000 INVESTMENT (1/1/89 - 12/31/98)


The MSCI World Index includes approximately 1,500 companies representing the stock markets of 22 countries, and includes reinvested dividends. The Consumer Price Index (CPI) is a commonly used measure of inflation. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Sources for indices are Standard & Poor's Micropal and MSCI.

[The following line graph hypothetically compares the performance of Templeton Stock Fund Class 1 shares to that of the MSCI EAFE Index and the Consumer Price Index (CPI), based on a $10,000 investment from 1/1/89 -12/31/98.]

[LINE GRAPH]

Total Return Index Comparison
                  Templeton Stock Fund-Class I  MSCI World Index       CPI
       -----------------------------------------------------------------------
          1/1/89            $10,000                 $10,000          $10,000
         1/31/89            $10,467                 $10,364          $10,051
         2/28/89            $10,282                 $10,300          $10,091
         3/31/89            $10,478                 $10,236          $10,149
         4/30/89            $10,721                 $10,474          $10,216
         5/31/89            $10,692                 $10,218          $10,274
         6/30/89            $10,526                 $10,105          $10,299
         7/31/89            $11,219                 $11,248          $10,324
         8/31/89            $11,502                 $10,978          $10,341
         9/30/89            $11,473                 $11,290          $10,373
        10/31/89            $10,809                 $10,915          $10,424
        11/30/89            $10,985                 $11,353          $10,448
        12/31/89            $11,463                 $11,719          $10,464
         1/31/90            $11,043                 $11,174          $10,572
         2/28/90            $11,112                 $10,697          $10,622
         3/31/90            $11,309                 $10,053          $10,680
         4/30/90            $10,882                  $9,909          $10,697
         5/31/90            $11,706                 $10,955          $10,722
         6/30/90            $11,716                 $10,879          $10,780
         7/31/90            $11,716                 $10,980          $10,821
         8/31/90            $10,872                  $9,954          $10,920
         9/30/90             $9,878                  $8,906          $11,012
        10/31/90             $9,749                  $9,739          $11,078
        11/30/90            $10,047                  $9,581          $11,102
        12/31/90            $10,216                  $9,784          $11,102
         1/31/91            $10,772                 $10,143          $11,169
         2/28/91            $11,498                 $11,084          $11,186
         3/31/91            $11,418                 $10,759          $11,202
         4/30/91            $11,429                 $10,845          $11,218
         5/31/91            $11,797                 $11,093          $11,251
         6/30/91            $11,194                 $10,410          $11,285
         7/31/91            $11,868                 $10,903          $11,302
         8/31/91            $12,042                 $10,870          $11,334
         9/30/91            $12,144                 $11,157          $11,385
        10/31/91            $12,298                 $11,340          $11,401
        11/30/91            $11,960                 $10,848          $11,434
        12/31/91            $13,003                 $11,640          $11,443
         1/31/92            $13,044                 $11,426          $11,459
         2/29/92            $13,463                 $11,230          $11,501
         3/31/92            $13,187                 $10,704          $11,559
         4/30/92            $13,626                 $10,854          $11,575
         5/31/92            $14,128                 $11,288          $11,592
         6/30/92            $13,783                 $10,912          $11,633
         7/31/92            $13,814                 $10,942          $11,659
         8/31/92            $13,522                 $11,210          $11,691
         9/30/92            $13,532                 $11,109          $11,724
        10/31/92            $13,407                 $10,811          $11,766
        11/30/92            $13,647                 $11,006          $11,782
        12/31/92            $13,929                 $11,097          $11,775
         1/31/93            $14,117                 $11,136          $11,833
         2/28/93            $14,441                 $11,402          $11,874
         3/31/93            $14,907                 $12,065          $11,916
         4/30/93            $15,141                 $12,626          $11,949
         5/31/93            $15,621                 $12,920          $11,965
         6/30/93            $15,706                 $12,813          $11,982
         7/31/93            $15,940                 $13,079          $11,982
         8/31/93            $16,983                 $13,681          $12,015
         9/30/93            $17,111                 $13,430          $12,040
        10/31/93            $17,835                 $13,802          $12,090
        11/30/93            $17,388                 $13,024          $12,098
        12/31/93            $18,666                 $13,663          $12,098
         1/31/94            $19,699                 $14,567          $12,132
         2/28/94            $18,996                 $14,381          $12,174
         3/31/94            $18,115                 $13,763          $12,215
         4/30/94            $18,395                 $14,191          $12,232
         5/31/94            $18,643                 $14,230          $12,239
         6/30/94            $18,104                 $14,193          $12,281
         7/31/94            $19,020                 $14,465          $12,313
         8/31/94            $19,710                 $14,904          $12,364
         9/30/94            $19,106                 $14,515          $12,397
        10/31/94            $19,300                 $14,930          $12,406
        11/30/94            $18,481                 $14,285          $12,422
        12/31/94            $18,255                 $14,426          $12,422
         1/31/95            $18,029                 $14,213          $12,471
         2/28/95            $18,573                 $14,423          $12,521
         3/31/95            $18,902                 $15,120          $12,562
         4/30/95            $19,626                 $15,650          $12,604
         5/31/95            $20,361                 $15,787          $12,629
         6/30/95            $20,833                 $15,785          $12,654
         7/31/95            $21,864                 $16,578          $12,653
         8/31/95            $21,634                 $16,212          $12,688
         9/30/95            $22,248                 $16,687          $12,711
        10/31/95            $21,743                 $16,428          $12,753
        11/30/95            $22,259                 $17,001          $12,744
        12/31/95            $22,862                 $17,502          $12,736
         1/31/96            $23,312                 $17,821          $12,811
         2/29/96            $23,695                 $17,932          $12,852
         3/31/96            $24,197                 $18,235          $12,918
         4/30/96            $24,723                 $18,666          $12,968
         5/31/96            $25,090                 $18,686          $12,993
         6/30/96            $25,273                 $18,784          $13,001
         7/31/96            $24,197                 $18,124          $13,026
         8/31/96            $25,041                 $18,336          $13,051
         9/30/96            $25,640                 $19,057          $13,092
        10/31/96            $26,032                 $19,193          $13,134
        11/30/96            $27,414                 $20,272          $13,159
        12/31/96            $27,989                 $19,951          $13,159
         1/31/97            $29,163                 $20,194          $13,200
         2/28/97            $29,059                 $20,430          $13,240
         3/31/97            $29,208                 $20,030          $13,273
         4/30/97            $29,046                 $20,688          $13,289
         5/31/97            $30,464                 $21,969          $13,281
         6/30/97            $32,111                 $23,067          $13,296
         7/31/97            $33,637                 $24,134          $13,312
         8/31/97            $31,733                 $22,523          $13,338
         9/30/97            $34,447                 $23,750          $13,371
        10/31/97            $31,382                 $22,504          $13,404
        11/30/97            $31,058                 $22,905          $13,396
        12/31/97            $31,314                 $23,188          $13,380
         1/31/98            $30,963                 $23,838          $13,404
         2/28/98            $33,083                 $25,455          $13,431
         3/31/98            $35,275                 $26,533          $13,458
         4/30/98            $35,546                 $26,796          $13,482
         5/31/98            $35,049                 $26,465          $13,507
         6/30/98            $34,643                 $27,096          $13,523
         7/31/98            $34,582                 $27,057          $13,539
         8/31/98            $28,111                 $23,452          $13,555
         9/30/98            $27,359                 $23,871          $13,572
        10/31/98            $29,872                 $26,034          $13,604
        11/30/98            $31,859                 $27,586          $13,604
        12/31/98            $32,177                 $28,938          $13,596



EXPENSES: Performance reflects the Fund's Class 1 operating expenses, but does NOT include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.


PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

TEMPLETON STOCK FUND - CLASS 1
PERIODS ENDED 12/31/98

                                                                             SINCE
                                                                           INCEPTION
                                            1-YEAR    5-YEAR     10-YEAR   (8/31/88)
                                            ------    ------     -------   ---------
Cumulative Total Return                      1.26%     69.96%    221.77%    225.64%

Average Annual Total Return                  1.26%     11.18%     12.39%     12.08%

Value of $10,000 Investment               $10,126    $16,996    $32,177    $32,564

                               12/31/94   12/31/95   12/31/96   12/31/97   12/31/98

One-Year Total Return            -2.20%     25.24%     22.48%     11.88%      1.26%


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


TS-4                Past performance cannot predict or guarantee future results.

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Highlights

                                                                                           CLASS 1
                                                             --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                               1998           1997           1996           1995           1994
                                                             --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year....................         $23.19         $22.88         $20.83         $16.94         $17.53
                                                             --------------------------------------------------------------------
Income from investment operations:
 Net investment income................................            .39            .47            .41            .40            .26
 Net realized and unrealized gains (losses)...........            .04           2.11           3.88           3.80           (.64)
                                                             --------------------------------------------------------------------
Total from investment operations......................            .43           2.58           4.29           4.20           (.38)
                                                             --------------------------------------------------------------------
Less distributions from:
 Net investment income................................           (.49)          (.40)          (.40)          (.27)          (.21)
 Net realized gains...................................          (2.06)         (1.87)         (1.84)          (.04)            --
                                                             --------------------------------------------------------------------
Total distributions...................................          (2.55)         (2.27)         (2.24)          (.31)          (.21)
                                                             --------------------------------------------------------------------
Net asset value, end of year..........................         $21.07         $23.19         $22.88         $20.83         $16.94
                                                             --------------------------------------------------------------------
                                                             --------------------------------------------------------------------
Total Return*.........................................          1.26%         11.88%         22.48%         25.24%        (2.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).......................       $646,865       $732,248       $644,366       $498,777       $378,849
Ratios to average net assets:
 Expenses.............................................           .89%           .81%           .65%           .66%           .73%
 Net investment income................................          1.65%          2.05%          2.06%          2.18%          1.81%
Portfolio turnover rate...............................         37.27%         25.82%         23.40%         33.93%          5.10%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING
INVESTMENT VEHICLE.
TS- 5

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Highlights (continued)

                                                                        CLASS 2
                                                                -----------------------
                                                                YEAR ENDED DECEMBER 31,
                                                                -----------------------
                                                                 1998            1997+
                                                                -----------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................    $23.15          $21.62
                                                                -----------------------
Income from investment operations:
 Net investment income......................................       .40             .06
 Net realized and unrealized gains (losses).................      (.03)           1.47
                                                                -----------------------
Total from investment operations............................       .37            1.53
                                                                -----------------------
Less distributions from:
 Net investment income......................................      (.47)             --
 Net realized gains.........................................     (2.06)             --
                                                                -----------------------
Total distributions.........................................     (2.53)             --
                                                                -----------------------
Net asset value, end of year................................    $20.99          $23.15
                                                                -----------------------
                                                                -----------------------
Total Return*...............................................       .99%           7.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $25,593         $16,414
Ratios to average net assets:
 Expenses...................................................     1.14%           1.14%**
 Net investment income......................................     1.37%            .75%**
Portfolio turnover rate.....................................    37.27%          25.82%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING
INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
+FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997.
                       See Notes to Financial Statements.
                                                                           TS- 6

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                                                   COUNTRY        SHARES        VALUE
                                                                   ----------------------------------
COMMON STOCKS 96.6%
AEROSPACE & MILITARY TECHNOLOGY 1.0%
Boeing Co...................................................    United States      202,800   $  6,616,350
Raytheon Co., A.............................................    United States          255         13,180
                                                                                             ------------
                                                                                                6,629,530
                                                                                             ------------
APPLIANCES & HOUSEHOLD DURABLES 1.1%
Sony Corp...................................................        Japan          101,500      7,405,541
                                                                                             ------------
AUTOMOBILES 2.9%
Fiat SpA....................................................        Italy        1,452,780      5,044,822
Ford Motor Co...............................................    United States      130,000      7,629,375
Volvo AB, B.................................................        Sweden         299,100      6,863,308
                                                                                             ------------
                                                                                               19,537,505
                                                                                             ------------
BANKING 6.3%
Australia & New Zealand Banking Group Ltd. .................      Australia        603,200      3,951,310
Banco Bradesco SA, ADR......................................        Brazil         987,100      5,473,677
Banque Nationale de Paris...................................        France          83,454      6,875,073
Deutsche Bank AG, Br. ......................................       Germany         111,900      6,602,745
HSBC Holdings Plc. .........................................      Hong Kong        267,804      6,671,551
*Thai Farmers Bank Public Co. Ltd., fgn. ...................       Thailand      3,165,100      5,574,966
Unidanmark AS, A............................................       Denmark          76,800      6,938,487
                                                                                             ------------
                                                                                               42,087,809
                                                                                             ------------
BROADCASTING & PUBLISHING .9%
News Corp. Ltd., ADR........................................      Australia        124,900      3,302,044
Television Broadcasts Ltd. .................................      Hong Kong      1,136,000      2,932,654
                                                                                             ------------
                                                                                                6,234,698
                                                                                             ------------
BUSINESS & PUBLIC SERVICES 1.6%
Lex Service Plc. ...........................................    United Kingdom     582,100      3,699,562
Waste Management Inc. ......................................    United States      151,018      7,041,191
                                                                                             ------------
                                                                                               10,740,753
                                                                                             ------------
CHEMICALS 3.4%
Akzo Nobel NV...............................................     Netherlands       216,900      9,881,681
Rhone-Poulenc SA, A.........................................        France         254,302     13,092,488
                                                                                             ------------
                                                                                               22,974,169
                                                                                             ------------
DATA PROCESSING & REPRODUCTION 3.0%
*3Com Corp. ................................................    United States      239,800     10,746,037
*Newbridge Networks Corp. ..................................        Canada         304,700      9,255,263
                                                                                             ------------
                                                                                               20,001,300
                                                                                             ------------
ELECTRICAL & ELECTRONICS 6.9%
ABB AB, A...................................................        Sweden         621,300      6,630,123
Alcatel SA..................................................        France          52,735      6,457,116
*Antec Corp. ...............................................    United States      571,700     11,505,462
Motorola Inc. ..............................................    United States      195,300     11,925,506
Philips Electronics NV......................................     Netherlands       146,800      9,856,024
                                                                                             ------------
                                                                                               46,374,231
                                                                                             ------------
ELECTRONIC COMPONENTS & INSTRUMENTS 2.7%
Intel Corp. ................................................    United States      155,000     18,377,187
                                                                                             ------------

                                                                           TS- 7

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                   COUNTRY        SHARES        VALUE
                                                                   ----------------------------------
COMMON STOCKS (CONT.)
ENERGY SOURCES 6.0%
Norsk Hydro AS..............................................        Norway         205,900   $  6,904,771
Perez Companc SA, B.........................................      Argentina        461,600      1,954,327
Repsol SA...................................................        Spain          117,100      6,255,997
Societe Elf Aquitaine SA, Br. ..............................        France          84,420      9,762,508
Total SA, B.................................................        France          92,597      9,382,031
YPF Sociedad Anonima, ADR...................................      Argentina        208,300      5,819,381
                                                                                             ------------
                                                                                               40,079,015
                                                                                             ------------
FINANCIAL SERVICES 7.2%
AXA-UAP.....................................................        France         113,891     16,514,215
Fannie Mae..................................................    United States      160,200     11,854,800
ICICI Ltd., GDR, 144A.......................................        India          321,700      2,139,305
ING Groep NV................................................     Netherlands       207,537     12,662,112
Morgan Stanley Dean Witter & Co.............................    United States       68,900      4,891,900
*Waddell & Reed Financial Inc...............................    United States        7,169        169,816
                                                                                             ------------
                                                                                               48,232,148
                                                                                             ------------
FOOD & HOUSEHOLD PRODUCTS 1.2%
Archer-Daniels Midland Co...................................    United States      482,370      8,290,734
                                                                                             ------------
FOREST PRODUCTS & PAPER 2.7%
Assidomaen AB...............................................        Sweden          55,400        874,830
Carter Holt Harvey Ltd. ....................................     New Zealand     1,283,352      1,152,484
Fletcher Challenge Ltd. Forestry Division...................     New Zealand     5,344,852      1,778,756
Georgia Pacific Corp. ......................................    United States      119,300      6,986,506
Stora Enso OY, R............................................       Finland         475,300      4,787,356
Stora Kopparbergs Bergslags AB, B...........................        Sweden         240,000      2,664,759
                                                                                             ------------
                                                                                               18,244,691
                                                                                             ------------
HEALTH & PERSONAL CARE 6.1%
Astra AB, A.................................................        Sweden         110,066      2,247,270
Astra AB, B.................................................        Sweden         348,267      7,089,252
Medeva Plc. ................................................    United Kingdom   3,069,000      5,412,428
Novartis AG.................................................     Switzerland         2,486      4,886,931
Nycomed Amersham Plc. ......................................    United Kingdom     879,923      6,121,000
*Skyepharma Plc. ...........................................    United Kingdom   7,974,500     10,415,078
Teva Pharmaceutical Industries Ltd., ADR....................        Israel         119,300      4,854,019
                                                                                             ------------
                                                                                               41,025,978
                                                                                             ------------
INDUSTRIAL COMPONENTS 3.3%
BTR Plc. ...................................................    United Kingdom   3,381,537      6,920,041
Goodyear Tire & Rubber Co...................................    United States      110,000      5,548,125
Granges AB..................................................        Sweden         421,725      6,087,225
Yamato Kogyo Co. Ltd. ......................................        Japan          598,000      3,467,128
                                                                                             ------------
                                                                                               22,022,519
                                                                                             ------------
INSURANCE 9.4%
Ace Ltd. ...................................................       Bermuda         196,100      6,753,194
Exel Ltd. ..................................................       Bermuda          81,800      6,135,000
HIH Insurance Ltd. .........................................      Australia      2,558,865      3,390,077
Muenchener Rueckversicherungs-Gesellschaft..................       Germany             519        253,954
Muenchener Rueckversicherungs-Gesellschaft, Br. ............       Germany          12,976      4,269,241
*Muenchener Rueckversicherungs-Gesellschaft, wts. ..........       Germany             519         24,305
National Mutual Asia Ltd. ..................................      Hong Kong      3,820,000      2,859,853
Partnerre Ltd. .............................................       Bermuda         160,400      7,338,300
Reliastar Financial Corp....................................    United States      227,400     10,488,825
Torchmark Corp..............................................    United States      126,000      4,449,375

TS- 8

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                   COUNTRY        SHARES        VALUE
                                                                   ----------------------------------
COMMON STOCKS (CONT.)
INSURANCE (CONT.)
Waddell & Reed Financial Inc................................    United States       30,857   $    717,425
Zurich Allied AG............................................     Switzerland        22,700     16,808,082
                                                                                             ------------
                                                                                               63,487,631
                                                                                             ------------
LEISURE & TOURISM .7%
Kuoni Reisen Holding AG, B..................................     Switzerland         1,185      4,702,039
                                                                                             ------------
MACHINERY & ENGINEERING .6%
New Holland NV..............................................     Netherlands       288,200      3,944,737
                                                                                             ------------
MERCHANDISING 3.6%
Home Depot Inc..............................................    United States      114,200      6,987,612
Safeway Plc. ...............................................    United Kingdom   2,398,120     11,959,678
Storehouse..................................................    United Kingdom   2,297,000      5,235,654
                                                                                             ------------
                                                                                               24,182,944
                                                                                             ------------
METALS & MINING 1.9%
Eramet SA...................................................        France         127,200      3,823,150
Ispat International NV......................................     Netherlands       253,300      1,963,075
WMC Ltd. ...................................................      Australia      2,426,584      7,322,661
                                                                                             ------------
                                                                                               13,108,886
                                                                                             ------------
MULTI-INDUSTRY 4.0%
Alfa SA de CV, A............................................        Mexico       1,562,000      4,398,554
Cheung Kong Holdings Ltd. ..................................      Hong Kong        905,000      6,512,472
DESC SA de CV DESC, B.......................................        Mexico       4,464,500      3,828,004
DESC SA de CV DESC, C.......................................        Mexico             900            850
Hicom Holdings Bhd. ........................................       Malaysia      3,806,800      1,263,535
Hutchison Whampoa Ltd. .....................................      Hong Kong        891,100      6,297,425
Inchcape Plc. ..............................................    United Kingdom   1,619,100      3,461,515
La Cemento Nacional SA, GDR, 144A...........................       Ecuador           2,650        286,200
La Cemento Nacional SA, GDR, Reg S..........................       Ecuador           1,000        108,000
Swire Pacific Ltd., B.......................................      Hong Kong        609,000        404,834
                                                                                             ------------
                                                                                               26,561,389
                                                                                             ------------
REAL ESTATE 1.7%
National Health Investors Inc. .............................    United States      208,500      5,147,344
Summit Properties Inc. .....................................    United States      346,700      5,980,575
                                                                                             ------------
                                                                                               11,127,919
                                                                                             ------------
TELECOMMUNICATIONS 6.9%
Compania De Telecomunicaciones De Chile SA, ADR.............        Chile          130,300      2,695,581
Hong Kong Telecommunications Ltd. ..........................      Hong Kong      2,782,800      4,867,139
Nortel Inversora SA, ADR....................................      Argentina        143,700      2,371,050
Northern Telecom, Ltd. .....................................        Canada         133,860      6,709,733
Rostelecom, ADR.............................................        Russia         253,100      1,059,856
Telecom Italia SpA..........................................        Italy          848,000      7,235,253
*Telecomunicacoes Brasileiras SA (Telebras), ADR............        Brazil          46,400      3,372,700
Telefonica SA...............................................        Spain          158,100      7,040,525
*Telefonica SA, rts.........................................        Spain          158,100        140,587
Telefonos de Mexico SA (Telmex), L, ADR.....................        Mexico         225,800     10,993,638
                                                                                             ------------
                                                                                               46,486,062
                                                                                             ------------
TRANSPORTATION 6.2%
Air New Zealand Ltd., B.....................................     New Zealand     2,099,100      3,304,377
ASG AB, B...................................................        Sweden         188,900      3,577,210
British Airways Plc. .......................................    United Kingdom   1,031,000      6,981,399
Canadian National Railway Co. ..............................        Canada         126,400      6,562,760
Firstbus Plc. ..............................................    United Kingdom     658,400      4,365,234

                                                                           TS- 9

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                   COUNTRY        SHARES        VALUE
                                                                   ----------------------------------
COMMON STOCKS (CONT.)
TRANSPORTATION (CONT.)
Helikopter Services Group ASA...............................        Norway         478,600   $  2,261,399
Koninklijke Nedlloyd Groep NV...............................     Netherlands       291,500      3,960,809
Mayne Nickless Ltd., A......................................      Australia      1,011,799      3,754,552
Peninsular & Oriental Steam Navigation Co.  ................    United Kingdom     581,100      6,864,337
                                                                                             ------------
                                                                                               41,632,077
                                                                                             ------------
UTILITIES ELECTRICAL & GAS 5.3%
Centrais Eletricas Brasileiras SA (Eletrobras), ADR.........        Brazil         571,500      4,919,181
*Evn AG.....................................................       Austria          65,520      9,281,404
Iberdrola SA, Br. ..........................................        Spain          706,000     13,228,574
VEBA AG.....................................................       Germany         144,000      8,533,141
                                                                                             ------------
                                                                                               35,962,300
                                                                                             ------------
TOTAL COMMON STOCKS (COST $539,788,357).....................                                  649,453,792
                                                                                             ------------
PREFERRED STOCKS 3.3%
Banco Itau SA, pfd. ........................................        Brazil       7,017,500      3,426,654
Embotelladora Andina SA, B, ADR, pfd. ......................        Chile          336,600      4,375,800
*Embratel Participacoes SA, pfd. ...........................        Brazil      88,209,044      1,204,593
News Corp. Ltd., pfd. ......................................      Australia        294,809      1,795,554
News Corp. Ltd., pfd., ADR..................................      Australia        130,000      3,209,375
Petroleo Brasileiro SA, pfd. ...............................        Brazil      22,799,900      2,585,215
*Tele Celular Sul Participacoes SA, pfd. ...................        Brazil      88,209,044        148,931
*Tele Centro Oeste Celular Participacoes SA, pfd. ..........        Brazil      88,209,044         92,717
*Tele Centro Sul Participacoes SA, pfd. ....................        Brazil      88,209,044        765,829
*Tele Leste Celular Participacoes SA, pfd. .................        Brazil      88,209,044         51,104
*Tele Nordeste Celular Participacoes SA, pfd. ..............        Brazil      88,209,044         80,306
*Tele Norte Celular Participacoes SA, pfd. .................        Brazil      88,209,044         40,883
*Tele Norte Leste Participacoes SA, pfd. ...................        Brazil      88,209,044      1,102,385
*Tele Sudeste Celular Participacoes SA, pfd. ...............        Brazil      88,209,044        372,329
Telecomunicacoes Brasileiras SA (Telebras), pfd. ...........        Brazil      88,209,044         10,221
*Telemig Celular Participacoes SA, pfd. ....................        Brazil      88,209,044         97,828
*Telesp Celular Participacoes SA, pfd. .....................        Brazil      88,209,044        649,750
*Telesp Participacoes SA, pfd. .............................        Brazil      88,209,044      2,007,655
                                                                                             ------------
TOTAL PREFERRED STOCKS (COST $24,401,180)...................                                   22,017,129
                                                                                             ------------
TOTAL INVESTMENTS (COST $564,189,537) 99.9%.................                                  671,470,921
OTHER ASSETS, LESS LIABILITIES .1%..........................                                      987,091
                                                                                             ------------
TOTAL NET ASSETS 100.0%.....................................                                 $672,458,012
                                                                                             ------------
                                                                                             ------------

*NON INCOME PRODUCING
                       See Notes to Financial Statements.
TS- 10

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in securities, at value (cost $564,189,537)....  $671,470,921
 Receivables:
  Investment securities sold................................     2,538,017
  Dividends.................................................     2,476,926
 Other assets...............................................        90,682
                                                              ------------
     Total assets...........................................   676,576,546
                                                              ------------
Liabilities:
 Payables:
  Investment securities purchased...........................       473,911
  Fund shares redeemed......................................       501,264
  To affiliates.............................................       456,315
 Funds advanced by custodian................................     2,382,010
 Accrued expenses...........................................       305,034
                                                              ------------
     Total liabilities......................................     4,118,534
                                                              ------------
Net assets, at value........................................  $672,458,012
                                                              ============
Net assets consist of:
 Undistributed net investment income........................  $ 11,403,074
 Net unrealized appreciation................................   107,281,384
 Accumulated net realized gain..............................    47,461,381
 Beneficial shares..........................................   506,312,173
                                                              ------------
Net assets, at value........................................  $672,458,012
                                                              ============
CLASS 1:
 Net asset value per share ($646,865,387 / 30,699,638 shares
  outstanding)..............................................        $21.07
                                                              ============
CLASS 2:
 Net asset value per share ($25,592,625 / 1,219,406 shares
  outstanding)..............................................        $20.99
                                                              ============

                       See Notes to Financial Statements.
                                                                          TS- 11

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Investment Income:
 (net of foreign taxes of $2,092,812)
 Dividends..................................................  $18,051,815
 Interest...................................................      569,286
                                                              -----------
      Total investment income...............................                $ 18,621,101
Expenses:
 Management fees (Note 4)...................................    5,100,755
 Administrative fees (Note 4)...............................      702,686
 Distribution fees - Class 2 (Note 4).......................       53,988
 Custodian fees.............................................      445,000
 Reports to shareholders....................................      204,000
 Professional fees..........................................       53,600
 Trustees' fees and expenses................................       18,000
 Other......................................................       13,396
                                                              -----------
      Total expenses........................................                   6,591,425
                                                                            ------------
            Net investment income...........................                  12,029,676
                                                                            ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................   47,606,776
  Foreign currency transactions.............................      (37,819)
                                                              -----------
      Net realized gain.....................................                  47,568,957
      Net unrealized depreciation on investments............                 (47,396,839)
                                                                            ------------
Net realized and unrealized gain............................                     172,118
                                                                            ------------
Net increase in net assets resulting from operations........                $ 12,201,794
                                                                            ------------
                                                                            ------------

                       See Notes to Financial Statements.
TS- 12

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998              1997
                                                              ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................  $ 12,029,676      $ 15,090,974
  Net realized gain from investments and foreign currency
   transactions.............................................    47,568,957        64,659,885
  Net unrealized depreciation on investments................   (47,396,839)       (2,630,723)
                                                              ------------------------------
     Net increase in net assets resulting from operations...    12,201,794        77,120,136
 Distributions to shareholders from:
  Net investment income:
   Class 1..................................................   (15,083,722)      (11,299,102)
   Class 2..................................................      (357,002)               --
  Net realized gains:
   Class 1..................................................   (63,413,199)      (53,491,951)
   Class 2..................................................    (1,560,086)               --
 Fund share transactions (Note 3):
   Class 1..................................................   (19,220,136)       75,008,241
   Class 2..................................................    11,228,384        16,958,890
                                                              ------------------------------
     Net increase (decrease) in net assets..................   (76,203,967)      104,296,214
Net assets:
 Beginning of year..........................................   748,661,979       644,365,765
                                                              ------------------------------
 End of year................................................  $672,458,012      $748,661,979
                                                              ------------------------------
                                                              ------------------------------
Undistributed net investment income included in net assets:
 End of year................................................  $ 11,403,074      $ 15,048,456
                                                              ------------------------------
                                                              ------------------------------

                       See Notes to Financial Statements.
                                                                          TS- 13

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Stock Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

TS- 14

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. MERGER OF TEMPLETON VARIABLE ANNUITY FUND

On May 8, 1998, the Fund acquired all of the net assets of Templeton Variable Annuity Fund (Variable Annuity Fund) pursuant to a plan of reorganization approved by Variable Annuity Fund's shareholders. The merger was accomplished by a tax-free exchange of 699,965 Class 1 shares of the Fund (valued at $23.84 per share) for the net assets of the Variable Annuity Fund which aggregated $16,687,175, including $4,980,981 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $839,071,006.

3. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                      YEAR ENDED                          YEAR ENDED
                                                                   DECEMBER 31, 1998                  DECEMBER 31, 1997
                                                              ---------------------------         --------------------------
                                                                SHARES         AMOUNT               SHARES         AMOUNT
                                                              --------------------------------------------------------------
CLASS 1 SHARES:
Shares sold.................................................   2,562,174    $  50,875,104          4,159,792    $ 96,416,712
Shares issued on reinvestment of distributions..............   3,523,201       78,496,920          2,970,704      64,791,053
Shares redeemed.............................................  (6,963,562)    (148,592,160)        (3,715,179)    (86,199,524)
                                                              --------------------------------------------------------------
Net increase (decrease).....................................    (878,187)   $ (19,220,136)         3,415,317    $ 75,008,241
                                                              --------------------------------------------------------------
                                                              --------------------------------------------------------------

                                                                      YEAR ENDED                          YEAR ENDED
                                                                   DECEMBER 31, 1998                  DECEMBER 31, 1997*
                                                              ---------------------------         --------------------------
                                                                SHARES         AMOUNT               SHARES         AMOUNT
                                                              --------------------------------------------------------------
CLASS 2 SHARES:
Shares sold.................................................     641,741    $  14,204,072            780,245    $ 18,686,201
Shares issued on reinvestment of distributions..............      86,200        1,917,088                 --              --
Shares redeemed.............................................    (217,530)      (4,892,776)           (71,250)     (1,727,311)
                                                              --------------------------------------------------------------
Net increase (decrease).....................................     510,411    $  11,228,384            708,995    $ 16,958,890
                                                              --------------------------------------------------------------
                                                              --------------------------------------------------------------
*Effective date of Class 2 shares was May 1, 1997.

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

                                                                          TS- 15

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Notes to Financial Statements (continued)

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.75%         First $200 million
0.675%        Over $200 million, up to and including $1.3 billion
0.60%         Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

Legal fees of $19,008 were paid to a law firm in which a partner is an officer of the Fund.

5. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At December 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $188,552,791
Unrealized depreciation.....................................   (81,271,407)
                                                              ------------
Net unrealized appreciation.................................  $107,281,384
                                                              ------------
                                                              ------------

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 aggregated $278,627,327 and $334,663,934, respectively.

TS- 16

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Variable Products Series Fund

We have audited the accompanying statement of assets and liabilities, including the Statement of Investments, of the Templeton Stock Fund, series of Templeton Variable Products Series Fund (the Trust) as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Templeton Stock Fund, series of Templeton Variable Products Series Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                      McGladrey & Pullen, LLP

New York, New York
January 28, 1999

                                                                          TS- 17

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Templeton Stock Fund hereby designates $51,870,821 as a capital gain dividend for the fiscal year ended December 31, 1998.

Under Section 854(b)(2) of the Internal Revenue Code, the Templeton Stock Fund hereby designates 9.97% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1998.

TS- 18

PAGE



                       SUPPLEMENT DATED NOVEMBER 17, 1998
                      TO THE PROSPECTUS DATED MAY 1, 1998
                                       OF
                    TEMPLETON VARIABLE PRODUCTS SERIES FUND

I. The section "Foreign Securities" under "Explanation of Risk Factors" is amended by deleting the fourth paragraph and adding the following text at the end of the section:

    Euro. On January 1, 1999, the European Monetary Union ("EMU") plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If a Fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

    The process to establish the Euro may result in market volatility. It is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the Funds. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent a Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

    Franklin Resources, Inc. ("Resources"), the parent company of the Funds' Investment Managers, has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Group of Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Funds will not be adversely affected, the Investment Managers and their affiliated service providers are taking steps that they believe are reasonably designed to address the Euro issue.

II. The section "Year 2000" under "Other Information" is replaced with the following:

    Year 2000 Problem. The Funds' business operations depend upon a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

    When the Year 2000 arrives, the Funds' operations could be adversely affected if the computer systems used by the Investment Managers, their service providers and other third parties they do business with are not Year 2000 ready. For example, the Funds' portfolio holdings and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The Funds could experience difficulties in effecting transactions if any of their foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for Year 2000.

    In evaluating current and potential portfolio positions, Year 2000 is only one of the factors that the Funds' Investment Managers take into consideration. The Investment Managers will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., and in particular in emerging markets, may not be required to make the same level of disclosure regarding Year 2000 readiness that is required in the U.S. The Investment Managers, of course, cannot audit each company and their major suppliers to verify their Year 2000 readiness. If a company any Fund is invested in is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a Fund's holdings will have a similar impact on the price of the Fund's shares.

    The Investment Managers and their affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the Funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Funds and their Investment Managers may have no control.

Please keep this supplement with your prospectus for future reference.

                                                                           PS- 1

PAGE



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PAGE


[FRANKLIN TEMPLETON LOGO]
100 Fountain Parkway
St. Petersburg, Florida 33716-1205


TEMPLETON VARIABLE PRODUCTS SERIES FUND

INVESTMENT MANAGERS

Templeton Investment Counsel, Inc. ("TICI")
Templeton Asset Management Ltd., Singapore
Franklin Advisers, Inc.
Franklin Mutual Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.


Templeton Variable Products Series Fund Shares are currently sold only to Insurance Company Separate Accounts ("Separate Accounts") to serve as the investment vehicles for both Variable Annuity and Variable Life Insurance contracts (the "Contracts"). This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the Templeton Variable Product Series Fund prospectuses. The prospectuses contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

                              [RECYCLE LOGO] Printed on recycled paper

OL2510 A 02/99